EXHIBIT 10.4

                         STANDARDIZED ADOPTION AGREEMENT

The Employer named below hereby establishes a Cash or Deferred Profit-Sharing for eligible Employees as provided in this Adoption Agreement and the accompanying Basic Prototype Plan and Trust Basic Plan Document #04.

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1.       EMPLOYER INFORMATION

NOTE: If multiple Employers are adopting the Plan, complete this section based on the lead Employer. Additional Employers may adopt this Plan by attaching executed signature pages to the back of the Employer's Adoption Agreement.

         (A)      NAME AND ADDRESS:

                   Pioneer Bank, FSB
                   P.O. Box 846
                   Baker City, OR  97814

         (B)      TELEPHONE NUMBER:          (541) 523-6327

         (C)      TAX ID NUMBER:

         (D)      FORM OF BUSINESS:

                  [  ]     (i)              Sole Proprietor

                  [  ]     (ii)             Partnership

                  [X]      (iii)            Corporation

                  [  ]     (iv)             "S" Corporation (formerly known as
                                              Subchapter S)

                  [  ]     (v)              Other:

         (E)      NAME OF PLAN:  Pioneer Bank, FBS Profit Sharing 401(k) Plan

         (F)      THREE-DIGIT PLAN NUMBER FOR ANNUAL RETURN/REPORT:   #001



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INSTRUCTIONS

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2.       EFFECTIVE DATE

         (A) If this is a new plan, enter the month, day and year for which the Plan is effective.

         (B) If this is an amendment and restatement of an existing plan, enter the month, day and year for which the amended Plan is effective. Unless you indicate otherwise, the effective date of this amended Plan is the first day of the plan year in which you are adopting this Agreement. Note that the effective date for changes required by the Tax Reform Act of 1986 is the first day of the 1987 plan year or original effective date of your current plan, whichever is later. Also, for an amended plan, be sure to enter the original effective date in the first blank space.




3.       DEFINITIONS

         (A) Unless you check otherwise, compensation will be based on the amount paid to the participant during the entire plan year. Option (ii) is relevant when employees become eligible to participate on dates other than the first day of the plan year and the Employer wants to allocate a Discretionary Contribution based only on their compensation earned from the date they enter the Plan. For those participants who enter the Plan on the first day of the plan year, this section is not applicable.

         (B) The entry date is the date on which an employee commences participation after having met the eligibility requirements in
                  Item 4.

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                         STANDARDIZED ADOPTION AGREEMENT



2.  EFFECTIVE DATE

         (A)      THIS IS A NEW PLAN HAVING AN EFFECTIVE DATE OF              .

         (B)      THIS IS AN AMENDED PLAN.

                  (i) The effective date of the original Plan was July 1, 1959 (Amended & restated 1-1-94).
                           The effective date of the amended Plan is    4-1-96 .

NOTE: The effective date of the amended Plan for the Tax Reform Act of 1986 required changes is the first day of the 1987 Plan Year. Sections 7(f) and 12 herein shall be effective as of the first day of the 1989 Plan Year. Any prior amendments to the Plan which were intended to have effect after December 31, 1986 will continue to be in effect only until the effective date of this amended and restated Plan.


3.       DEFINITIONS

         (A) "COMPENSATION" Shall include all items as set forth in paragraph 1.12 of Basic Plan Document #04.

                  [ ] (i) For purposes of Discretionary Contributions, Compensation shall include all amounts for the Plan Year during which the Employee was eligible to participate.

                  [X] (ii) For purposes of Discretionary Contributions, Compensation will only include amounts for the period during which the Employee was eligible to participate.

         (B)      "ENTRY DATE"

                  [X]      (i)      The first day of the month coinciding with
                                    or following the date on which an
                                    Employee meets the eligibility requirements.

                  [ ]      (ii)     The earlier of the first day of the
                                    Plan Year or the first day of the seventh month of the Plan Year coinciding with or following the date on which an Employee meets the eligibility requirements.

                  [ ]     (iii)     The first day of the Plan Year, or
                                    the first day of the fourth month, or the first day of the seventh month or the first day of the tenth month, of the Plan Year coinciding with or following the date on which an Employee meets the eligibility requirements.

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INSTRUCTIONS

                  (C) This section allows the Employer to select a method for counting hours of service. Hours of service are generally counted to determine whether participants are credited with a "year of service." A year of service normally requires 1,000 hours of service and is often important in determining an employee's eligibility, vesting percentage and the right to receive a contribution. Under option (i), actual hours are counted. An employee is credited with an hour of service for each hour he or she is paid or entitled to payment from the Employer. An employee is entitled to payment for hours during vacation, sickness, holiday, disability, layoff, jury duty, military duty, leave of absence, or any period for which back pay is awarded.

                           The Employer may wish to simplify administration by selecting option (ii) or option (iii). These alternatives are termed "equivalences" and allow an employer to credit an equivalent number of hours under the method chosen rather than count the actual hours. However, this may result in the crediting of additional hours to employees and the inclusion of part-time employees who may otherwise have been ineligible.

                  (D) The limitation year is the period used to determine maximum allocations (Section 415 Limitations) under this plan and any other plan maintained by the Employer. It is usually the same as the plan year. In the case of multiple plans, all plans must have the same limitation year.

                  (E) The Employer may choose to determine if net profits are required in order for Employer contributions to be made under the plan. Item 7(a) permits the Employer to identify which Employer contribution types are subject to the net profit requirement.

                  (F) The plan year is the 12-month accounting year of the Plan. While not mandated, it is customary that the plan year is the same as the Employer's fiscal year, or that it is based on the calendar year, to coincide with the time period for non-discrimination testing. The Employer should speak with a tax advisor to determine the appropriate plan year for the Plan.

                  (G) This is the earliest age for distribution in accordance with a Qualified Domestic Relations Order. It is the date on which the order is deemed to be "qualified" as defined in the Plan. If "shall" is selected, the alternate payee will be allowed to take payment once the order is approved by the Plan Administrator. Generally, if "shall not" is selected, payment to the alternate payee will not be allowed until the participant incurs a distributable event or reaches age 50, whichever occurs first.

                  (H) The safe-harbor provisions of paragraph 8.7 in the Plan Document permit distributions only in a lump sum or installments without the option for an annuity. They will generally apply to this plan. However, if the safe-harbor provisions do not apply (for example, if the predecessor plan was subject to the Qualified Joint and Survivor Annuity rules), the Qualified Joint and Survivor Annuity rules applies. In addition, if a predecessor plan had an annuity option available and a participant elects such options under this plan, the Qualified Joint and Survivor rules apply. It is defined in the Plan as 50% survivor annuity payable during the lives of the participant and spouse.

                  (I) If the Employer is not integrating Discretionary Contributions with Social Security, option (i) must be selected (also select Item 7(e)). If integration is chosen, the Employer should select a taxable wage base from options (ii), (iii) or (iv), and Item 7(f) must be selected.

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                         STANDARDIZED ADOPTION AGREEMENT

         (C) "HOURS OF SERVICE" Shall be determined on the basis of the method selected below. Only one method may be selected. The method selected shall be applied to all Employees covered under the Plan as follows:

                  [X]      (i)      On the basis of actual hours for which
                                    an Employee is paid or entitled to
                                    payment.

                  [  ]     (ii)     On the basis of days worked.
                                    An Employee shall be credited with ten (10)
                                    Hours of Service if under paragraph 1.41 of the Basic Plan Document #04 such Employee would be credited with at least one (1) Hour of Service during the day.

                  [  ]     (iii)    On the basis of weeks worked.
                                    An Employee shall be credited with
                                    forty-five (45) Hours of Service if under paragraph 1.41 of the Basic Plan Document
                                    #04 such Employee would be credited with at least one (1) Hour of Service during the week.

         (D) "LIMITATION YEAR" The Limitation Year shall be the Plan Year unless another year is specified here:

         (E)      "NET PROFIT"

                  [X]      (i)      Not acceptable (profits will not be
                                    required for any contributions to the Plan).

                  [  ]     (ii)     As defined in paragraph 1.48 of the Basic
                                    Plan Document #04.

         (F)      "PLAN YEAR"  The 12-consecutive-month period commencing on
                  January 1       and ending on December 31         .

         (G) "QUALIFIED EARLY RETIREMENT AGE" For purposes of making distributions under the provisions of a Qualified Domestic Relations Order, the Plan's Qualified Early Retirement Age with regard to the Participant against whom the order is entered [X] shall [ ] shall not be the date the order is determined to be qualified. If "shall" is elected, this will only allow payout to the alternate payee(s).

         (H) "QUALIFIED JOINT AND SURVIVOR ANNUITY" The safe-harbor provisions of paragraph 8.7 of the Basic Plan Document #04 are applicable. If the Plan is not safe-harbored under paragraph
                  8.7 of the Basic Plan Document, the survivor annuity shall be 50% of the annuity payable during the lives of the Participant and Spouse.

         (I)      "TAXABLE WAGE BASE"

                  [X]      (i)      Not Applicable -- Plan is not integrated
                                    with Social Security.

                  [  ]     (ii)     The maximum earnings considered wages for
                                    such Plan Year under Code Section
                                    3121(a).

                  [ ]     (iii)     __________% (not more than 100%) of
                                    the amount considered wages for such Plan
                                    Year under Code Section 3121(a).

                  [  ]     (iv)     $_____________, provided that such amount
                                    is not in excess of the amount
                                    determined under paragraph 3(i)(ii) above.

                  NOTE: Using less than the maximum at (ii) may result in a change in the allocation formula in Section 7.

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INSTRUCTIONS

                  (J) Different definitions of service may be used for eligibility, allocations, and vesting computation periods. For eligibility and vesting computation periods, the Employer may choose the elapsed time method or the hours of service method.

                           Under option (i), the Employer chooses the method to be used to determine years of service for eligibility. The first choice allows the Employer to define a year of service as completion of a specific number of hours of service, provided that not more than 1,000 hours are required. If nothing is specified, 1,000 hours will be assumed.

                           The second choice is the elapsed time method, which dispenses with the normal requirement that hours worked be counted. Under the elapsed time method, participants will complete a year of service if they are credited with 12 consecutive months of service beginning on their date of hire. The elapsed time method is more liberal than the hours of service method. Since actual hours are not counted, all employees (including part-time employees) must be included in the Plan.

                           Under option (ii), the Employer chooses the hours of service required to determine who may share in any Discretionary Contribution allocation. Not more than 501 hours may be required.

                           Option (iii) involves the same choice as option (i). The choice elected here need not match that in option
                           (i).



4.       ELIGIBILITY REQUIREMENTS

         This is a standardized plan which provides for AUTOMATIC inclusion of employees of affiliated employers in the Plan. Determining an employer's affiliation to other companies is important since all employees of a controlled group or of an affiliated service group are treated as if employed by a single employer. The Employer should speak with legal counsel for assistance in making this determination.

         (A) This section allows the Employer to impose a service requirement (up to 1 year) for eligibility.

                  If option (i) or (iii) is selected, part-time employees will be eligible under the Plan because there can be no hours of service requirement under either choice.

                  If option (i) or (iii) is selected, Item 3(j)(i)(2) must be chosen.

         (B) Indicate whether or not an age requirement (not to exceed 21) is elected.

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                         STANDARIZED ADOPTION AGREEMENT

         (J)      "YEAR OF SERVICE"

                  (i)      For Eligibility Purposes:  (Choose one)

                           [ ]      (1)     The 12-consecutive-month period
                                            during which an Employee is credited
                                            with                    (not more
                                            than 1,000) Hours of Service.

                           [X]      (2)     Elapsed Time

                           If no answer is specified, the Hours of Service
 method will be used.

                  (ii) For Allocation Accrual Purposes: The 12-consecutive month period during which an Employee is credited with 500 (not more than 1,000) Hours of Service. (For Plan years beginning in 1990 and thereafter, if a number greater than 501 is specified, it will be deemed to be 501).

                  (iii)    For Vesting Purposes:  (Choose one)

                           [X]      (1)     The 12-consecutive-month period
                                            during which an Employee is credited
                                            with    500     (not more than
                                            1,000) Hours of Service.

                           [  ]     (2)     Elapsed Time

                           If no answer is specified, the Hours of Service
method will be used.




4.       ELIGIBILITY REQUIREMENTS

         (A)      SERVICE:

                  [  ]     (i)      The Plan shall have no service requirement.

                  [  ]     (ii)     The Plan shall cover only Employees having
                                    completed at least one Year of
                                    Service.

                  [X]      (iii)    The Plan shall cover only Employees having
                                    completed at least     six     months
                                    (less than 12).

                  NOTE: If the eligibility period selected is less than one year, an Employee will not be required to complete any specified number of Hours of Service to receive credit for such period.

         (B)      AGE:

                  [X]      (i)      The Plan shall have no minimum age
                                    requirement.

                  [  ]     (ii)     The Plan shall cover only Employees having
                                    attained age _____ (not more than age 21).

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INSTRUCTIONS

         (C) This section allows the Employer to define who is eligible to become a plan participant. The Employer may include all employees who satisfy the requirements of 4(a) and 4(b) by selecting (i). The Employer may elect to exclude union employees under (ii) and/or non-resident aliens with no U.S. income under (iii).

         (D) The Employer may allow those employed on the effective date to immediately participate in the Plan without satisfying any eligibility requirements. To accomplish this, check (ii) and
                  (iii).

                  If this is a new plan, options (ii) and (iii) permit an employee who is not excluded under 4(c)(ii) or 4(c)(iii) and is employed on the Plan's effective date to participate immediately, even if different standards are selected for future employees.

                         STANDARIZED ADOPTION AGREEMENT

         (C)      CLASSIFICATION:

                  The Plan shall cover all Employees who have met the age and service requirements, with the following exceptions:

                  [X]      (i)      No exceptions.

                 [ ]       (ii)     The Plan shall exclude Employees
                                    included in a unit of Employees covered by a collective bargaining agreement between the
                                    Employer and Employee Representatives, if retirement benefits were the subject of good faith bargaining and if two percent or less of the Employees who are covered pursuant to that agreement are professionals as defined in Regulations Section 1.410(b)-9. For this purpose, the term "Employee Representative" does not include any organization more than half of whose members are Employees who are owners, officers, or executives of the Employer.

                  [  ]    (iii)     The Plan shall exclude Employees who
                                    are non-resident aliens [within the meaning of Code Section 7701(b)(1)(B)] and who receive no earned income [within the meaning of Code Section 911(d)(2)] from the Employer which constitutes income from sources within the United States [within the meaning of Code Section 861(a)(3)].

         (D)      EMPLOYEES ON EFFECTIVE DATE:

                  [X]      (i)      Not Applicable.  All Employees will be
                                    required to satisfy both the age and
                                    Service requirements specified above.

                  [  ]     (ii)     Employees employed on the Plan's Effective
                                    Date do not have to satisfy the
                                    Service requirements specified above.

                  [  ]     (iii)    Employees employed on the Plan's
                                    Effective Date do not have to satisfy the age requirements specified above.

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INSTRUCTIONS



5.       RETIREMENT AGES

         (A) The Plan provides two options for normal retirement age: (i), an age-only option or (ii), an age and plan participation option. Normal retirement age may not exceed age 65. Since a participant will become fully vested upon attainment of normal retirement age, it may be desirable to require a specified period of plan participation in addition to an age requirement. The maximum participation requirement that the Plan may impose is 5 years.

         (B) An early retirement age is not available under this plan unless it was provided for in a predecessor plan.


6.       EMPLOYEE CONTRIBUTIONS

         (A) Elective Deferrals (i.e., pre-tax contributions) may be made up to a specified percentage (not more than 20%) as selected by the Employer. The Employer may choose to require a minimum percentage (not more than 2%) that employees must defer under the Plan.

         (B) The Employer may choose to allow employee after-tax Voluntary Contributions.

                         STANDARIZED ADOPTION AGREEMENT




5.       RETIREMENT AGES

         (A) NORMAL RETIREMENT AGE: If the Employer imposes a requirement that Employees retire upon reaching a specified age, the Normal Retirement Age selected below may not exceed the Employer-imposed mandatory retirement age.

                  [  ]     (i)      Normal Retirement Age shall be
                                   (not to exceed age 65).




                  [X]      (ii)     Normal Retirement Age shall be the
                                    later of attaining age 65 (not to exceed age
                                    65) or the 5th (not to exceed the 5th)
                                    anniversary of the first day of the first
                                    Plan Year in which the Participant commenced participation in the Plan.

         (B)      EARLY RETIREMENT AGE:

                  Early Retirement Age shall not be applicable unless the Employer attached a form to this Adoption Agreement certifying that Early Retirement Age is a benefit which has accrued under the predecessor Plan which cannot be cut back under Code
                  Section 411(d)(6).




6.       EMPLOYEE CONTRIBUTIONS

         [X]       (A)     Participants shall be permitted to make Elective
                           Deferrals in any amount from 1 % (not more than 2%) up to 20 % (not more than 20%) of their Compensation.

                           If (a) is applicable, Participants shall be permitted to amend their Salary Savings Agreements to change the contribution percentage in accordance with the procedures established by the Plan Administrator.

         [  ]     (B)      Participants shall be permitted to make after tax
                           Voluntary Contributions.

                  NOTE: The Average Deferral Percentage Test will apply to contributions under (a) above. The Average Contribution Percentage Test will apply to contributions under (b) and may apply to (a).

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INSTRUCTIONS


7.       EMPLOYER CONTRIBUTIONS AND ALLOCATION THEREOF

         (A) The Employer may indicate if any contributions to the Plan will be contingent upon net profits.
                  This choice should correspond to Item 3(e).

         (B) Elective Deferral Contributions will be deposited by the Employer to the Plan in the amount indicated on the participant's Enrollment Agreement. These amounts deferred from participants' pay. The Employer may elect to suspend such contributions for a specified period under options (i), (ii) or (iii) if the participant terminates his or her Agreement. If option (ii) is chosen, no suspension period will apply, since this plan provides for daily valuation.

                         STANDARIZED ADOPTION AGREEMENT



7.       EMPLOYER CONTRIBUTIONS AND ALLOCATION THEREOF

         NOTE: The Employer shall make contributions to the Plan in accordance with the formula or formulas selected below. The Employer's contribution shall be subject to the limitations contained in Articles III and X. For this purpose, a contribution for a Plan Year shall be limited for the Limitation Year which ends with or within such Plan Year. Also, the integrated allocation formulas below are for Plan Years beginning in 1989 and later. The Employer's allocation for earlier years shall be as specified in its Plan prior to amendment for the Tax Reform Act of 1986.

         (A)      CURRENT OR ACCUMULATED NET PROFITS ARE REQUIRED FOR:

                  [  ]     (i)      Matching Contributions.

                  [  ]     (ii)     Qualified Non-Elective Contributions.

                  [  ]     (iii)    Discretionary Contributions.

                  If no answer is specified, Current or Accumulated Net Profits will not be required.

                  NOTE:    Elective Deferrals can always be contributed
regardless of profits.

         (B)      SALARY SAVINGS AGREEMENT:

                  The Employer shall contribute and allocate to each Participant's account an amount equal to the amount withheld from the Compensation of such Participant pursuant to his or her Salary Savings Agreement.

                  An Employee who has terminated his or her election under the Salary Savings Agreement other than for hardship reasons may not make another Elective Deferral:

                  [X]      (i)      until the first day of the next Plan Year.

                  [  ]     (ii)     until the first day of the next valuation
                                    period.

                  [  ]     (iii)    for a period of             month(s) (not
                                    to exceed 12 months).


                  If no option is specified, option (ii) will apply.

INSTRUCTIONS

         (C) The Employer must complete this section if Matching Contributions are to be made under the Plan.

                  These contributions are made in conjunction with a participant's Elective Deferral Contributions. Under option
                  (i), the Employer indicates the matching percentage and, if applicable, the maximum dollar amount or percentage of compensation that will be matched. Under option (ii), the Employer may elect, from year to year, if a match will be made and, if so, which portion of the participant's Elective Deferral Contributions will be matched. Under option (iii), the Employer may allocate Matching Contributions on a tiered basis. Under option (iv), Matching Contributions may be a flat dollar amount.

                  In Section (v), the Employer elects whether to make Matching Contributions on behalf of all eligible participants or only those eligible participants who are Non-Highly Compensated employees.

                  An Employer may elect to have Matching Contributions treated as "qualified". "Qualified Matching Contributions" are fully vested when contributed, subject to withdrawal restrictions, and used to satisfy the non-discrimination rules specified in the Plan.

                  In (vii), the Employer must choose the time period upon which Matching Contributions will be calculated. This selection is for computation purposes only. The actual contributions do not have to be sent to PMFS according to this schedule.

                         STANDARIZED ADOPTION AGREEMENT

[  ] (C)          MATCHING EMPLOYER CONTRIBUTION [See paragraphs (g), (h) and
                  (i)]:

                  [  ]    (i)       Percentage Match: The Employer shall
                                    contribute and allocate to each eligible
                                    Participant's account an amount equal to % of the amount contributed and allocated in accordance with paragraph 7(b) above. The
                                    Employer shall not match Participant
                                    Elective Deferrals as provided above in
                                    excess of $ or in excess of % of the
                                    Participant's Compensation.

                  [X] (ii) Discretionary Match: The Employer shall contribute and allocate to each eligible Participant's account a percentage of the Participant's Elective Deferral contributed and allocated in accordance with paragraph 7(b) above. The Employer shall not match Participant Elective Deferrals in excess of $ or in excess of 3.33 % of the Participant's Compensation.

                  [  ]    (iii)     Tiered Match: The Employer shall
                                    contribute and allocate to each
                                    Participant's account an amount equal to %
                                    of the first % of the Participant's
                                    Compensation, and  % of the next           %
                                    of the Participant's Compensation.

                  NOTE: Percentages specified in (iii) above may not increase as the percentage of Participant's contribution increases.

                  [   ] (iv)        Flat Dollar Match: The Employer shall
                                    contribute and allocate to each
                                    Participant's account $ if the Participant defers at least 1% of Compensation.

                   [X]   (v)        Eligibility for Match: Matching
                                    contributions will be made to [X] all
                                    Employees eligible to participate [ ] only to Non-Highly Compensated Employees eligible to participate.

                   [ ]  (vi)        Qualified Match: Employer Matching
                                    Contributions will be treated as Qualified
                                    Matching Contributions to the extent
                                    specified by the Employer at the time the Matching Employer Contributions are made.

                   [X]   (vii)      Matching Contribution Computation Period:
                                    The time period upon which matching
                                    contributions will be based shall be:

                                    [  ]    (A)      weekly

                                    [  ]    (B)      bi-weekly

                                    [  ]    (C)      semi-monthly

                                    [X]     (D)      monthly

                                    [  ]    (E)      quarterly

                                    [  ]    (F)      semi-annually

                                    [  ]    (G)      annually

INSTRUCTIONS

         (D) The Employer may choose to make Qualified Non-Elective Contributions to Non-Highly Compensated employees only. These are contributions made by the Employer, which the participant may not elect to receive in cash, until distributed from the Plan. These contributions are fully vested, subject to withdrawal restrictions, and may not be distributed prior to death, disability, separation from service, or attainment of age 59-1/2. All or a portion of the contributions may be taken into account when performing the ADP and/or ACP tests.

         (E) Check this box if the Employer wishes to make non-integrated Discretionary Contributions. (This choice must correspond to Item 3(i).) These contributions will be allocated in proportion to all eligible participants' compensation, whether or not they have elected to contribute to the Plan. These contributions need not be fully vested when contributed. If you check 7(e), you cannot check 7(f).

         (F) Check this box if the Employer wishes to make Discretionary Contributions which are integrated with Social Security. (This choice must correspond to Item 3(ii), (iii) or (iv).) If you check 7(f), you cannot check 7(e).

                         STANDARIZED ADOPTION AGREEMENT

[X]      (D) QUALIFIED NON-ELECTIVE EMPLOYER CONTRIBUTION - [See paragraphs (g),
         (h) and (i)] These contributions are fully vested when contributed.

         The Employer shall have the right to make an additional discretionary contribution which shall be allocated to each eligible Employee in proportion to his or her Compensation as a percentage of the Compensation of all eligible Employees. This part of the Employer's contribution and the allocation thereof shall be unrelated to any Employee contributions made hereunder. The amount of Qualified non-Elective Contributions taken into account for purposes of meeting the ADP for ACP test requirements is the amount necessary to meet both the ADP and ACP tests. Qualified non-Elective Contributions will be made to only non-Highly Compensated Employees eligible to participate.

[X] (E) ADDITIONAL EMPLOYER CONTRIBUTION OTHER THAN QUALIFIED NON-ELECTIVE CONTRIBUTIONS - Non-Integrated [See paragraphs (g), (h) and (i)].

         The Employer shall have the right to make an additional discretionary contribution which shall be allocated to each eligible Employee in proportion to his or her Compensation as a percentage of the Compensation of all eligible Employees. This part of the Employer's contribution and the allocation thereof shall be unrelated to any Employee contributions made hereunder.

[ ] (F) ADDITIONAL EMPLOYER CONTRIBUTION - Integrated Allocation Formula [See paragraphs (g), (h) and (i)].

         The Employer's contribution for the Plan Year plus any forfeitures (only if they are real-located to Participants under Section 9 herein), shall be allocated to the accounts of eligible Participants as set forth in the Basic Plan Document #04 of paragraph 5.3.

         NOTE:    Only one plan maintained by the Employer may be integrated with Social Security.

INSTRUCTIONS

         (G) Any amounts, other than excess deferrals, in excess of the annual additions limit (the lesser of 25% of compensation or $30,000) may either be placed in suspense for the participant's future benefit (option (i) or, by choosing option (ii), reallocated to other participants provided they do not have any excess amounts (spillover method as defined in Article X of the Basic Plan Document).

         (H) The Employer may choose whether all participants (option (i)) or only eligible non-key employees (option (ii)) will receive the minimum top-heavy contribution during the years in which the Plan is top-heavy.

         (I) When applying the Aggregate Limit while performing the ADP and ACP tests, any excesses will be corrected by reducing the ACP for the affected Highly Compensated Employees.

                         STANDARIZED ADOPTION AGREEMENT

         (G)      ALLOCATION OF EXCESS AMOUNTS (ANNUAL ADDITIONS)

                  Excess deferrals which result in an Excess Amount shall be returned to the Participant. In the event that the allocation formula of other contributions results in an Excess Amount, such excess shall be:

                  [  ]     (i)      placed in a suspense account accruing no
                                    gains or losses for the benefit of the
                                    Participant.

                  NOTE: For every Limitation Year, or part thereof, that a suspense account exists, the Employer will be subjected to a ten-percent penalty on the monies held in the suspense account.

                  [ ]      (ii)     reallocated as additional Employer
                                    contributions to all other Participants to the extent that they do not have any Excess
                                    Amount.

                  If no answer is specified, the suspense account method will be used.

         (H)      MINIMUM EMPLOYER CONTRIBUTION UNDER TOP-HEAVY PLANS:

                  For any Plan Year during which the Plan is Top-Heavy, the sum of the contributions and forfeitures as allocated to eligible Employees under paragraphs 7(d), 7(e), 7(f), and 9 of this Adoption Agreement shall not be less than the amount required under paragraph 14.2 of the Basic Plan Document #04. Top-Heavy minimums will be allocated to:

                  [  ]     (i)      all eligible Participants.

                  [X]      (ii)     only eligible non-Key Employees who are
                                    Participants.

         (I)      RETURN OF EXCESS CONTRIBUTIONS AND/OR EXCESS AGGREGATE
 CONTRIBUTIONS:

                  In the event that one or more Highly Compensated Employees is subject to both the ADP and ACP tests and the sum of such tests exceeds the Aggregate Limit, the limit will be satisfied by reducing the ACP of the affected Highly Compensated Employees.

INSTRUCTIONS

8.       ALLOCATIONS TO TERMINATED EMPLOYEES

         (A) Discretionary contributions are not allocated to participants who terminate during the year without meeting the hours of service requirement specified in 3(j)(ii). However, the Employer may elect to allocate to participants who terminate during the year as a result of retirement, disability, death, or other termination of employment.

         (B) This is the same as (a), except that it applies only to plan years beginning prior to 1990.

                         STANDARDIZED ADOPTION AGREEMENT



8.       ALLOCATIONS TO TERMINATED EMPLOYEES

         (A) For Plan Years beginning in 1990 and thereafter, the Employer will allocate Employer related contributions to any Participant who is credited with more than 500 Hours of Service or is employed on the last day of the Plan Year without regard to the number of Hours of Service.

                  The Employer will also allocate Employer related contributions to any Participant who terminates during the Plan Year without accruing the necessary Hours of Service if they terminate as a result of:

                  [X]      (i)      retirement

                  [X]      (ii)     disability

                  [X]      (iii)    death

                  [X]      (iv)     other termination

         (B)      If applicable, for Plan Years beginning prior to 1990:

                  [ ]      (i)      For Plan Years beginning prior to
                                    1990, the Employer will not allocate
                                    Employer related contributions to any
                                    Participant who terminates employment during the Plan Year.

                  [X]      (ii)     The Employer will allocate Employer related
                                    contributions to Employees who terminate during the Plan Year as a result of:

                                    [X]     (1)      retirement

                                    [X]     (2)      disability

                                    [X]     (3)      death

                                    [X]     (4)      other termination provided
                                                     that the Participant has
                                                     completed a Year of Service

                                    [X]     (5)      other termination

INSTRUCTIONS



9.       ALLOCATION OF FORFEITURES

         (A) If all contribution amounts are fully vested, option (i) is chosen. If contribution amounts are not fully vested, the Employer must specify how forfeitures are to be applied. Forfeitures of matching contributions can either be reallocated to participants in the same manner as the Employer's Discretionary Contributions (option (ii)), applied to reduce the Employer's contribution (option (iii)), or used to offset administrative plan expenses (option (iv)).

         (B) If the Employer checked 9(a)(ii), (iii) or (iv), the Employer must specify when the forfeitures will be applied.

         (C) If any forfeitures occur prior to five consecutive one-year breaks in service, the Employer must indicate the order in which the financial resources will be used to reinstate forfeited amounts. This applies only if a former participant is rehired within five consecutive one-year breaks in service and the buy-back provision is elected.

         (D) The Employer must indicate how forfeited excess aggregate contributions will be treated.

                  These excess amounts may be used to reduce employer contributions or reallocated to Non-Highly Compensated Employees in the proportion that their compensation bears to the total compensation of all plan participants. These forfeitures cannot be allocated to Highly Compensated Employees.

                         STANDARIZED ADOPTION AGREEMENT


9.       ALLOCATION FORFEITURES

         NOTE:    Subsections (a), (b) and (c) below apply to forfeitures of amounts other than Excess Aggregate
                  Contributions.

         (A)      ALLOCATION ALTERNATIVES:

                  [  ]     (i)      Not Applicable.  All contributions are
                                    always fully vested.

                  [  ]    (ii)      Forfeitures shall be allocated to
                                    Participants in the same manner as the
                                    Employer's contribution.

                  [X]     (iii)     Forfeitures shall be applied to reduce
                                    the Employer's contribution for such Plan
                                    Year.

                  [ ]      (iv)     Forfeitures shall be applied to
                                    offset administrative expenses of the Plan.
                                    If forfeitures exceed these expenses, (iii) above shall apply.

         (B)      DATE FOR REALLOCATION:

                  NOTE: If no distribution has been made to a former Participant, sub-section (i) below will apply to such Participant even if the Employer elects (ii) or (iii) below as its normal administrative policy.

                  [ ]     (i)       Forfeitures will be reallocated at the
                                    end of the Plan Year during which the former
                                    Participant incurs his or her fifth
                                    consecutive one year Break In Service.

                  [ ]    (ii)       Forfeitures will be reallocated
                                    immediately (as of the next Valuation Date).

                  [X]    (iii)      Forfeitures will be reallocated as of
                                    the end of the Plan Year in which the
                                    Participant separates from service.

                  [ ]    (iv)       Forfeitures will be reallocated at
                                    the end of the Plan Year during which the former Participant incurs his or her (1st, 2nd, 3rd, or 4th) consecutive one year Break
                                    In Service.

         (C)      RESTORATION OF FORFEITURES:

                  If amounts are forfeited prior to five consecutive one year Breaks in Service, the Funds for restoration of account balances will be obtained from the following resources in the order indicated (fill in 1 and 2 in the following boxes to indicate order):

                  [1]      (i)      Current year's forfeitures.
                  [2]      (ii)     Additional Employer contribution.

                  If no answer is specified, the order will be (i) and (ii).

         (D)      FORFEITURES OF EXCESS AGGREGATE CONTRIBUTIONS SHALL BE:

                  [X]      (i)      Applied to reduce Employer contributions.
                  [  ]    (ii)      Allocated, after all other
                                    forfeitures under the Plan, to the Matching
                                    Contribution account of each Non-Highly
                                    Compensated Participant who made Elective
                                    Deferrals in the ratio which each such
                                    Participant's Compensation for the Plan Year bears to the total Compensation of all Participants for such Plan Year. Such forfeitures cannot be allocated to the account of any Highly Compensated Employee.

                  Forfeitures of Excess Aggregate Contributions will be so applied at the end of the Plan Year in which they occur.

INSTRUCTIONS



10.      CASH OPTION

         The Employer may elect in (a) to provide participants with the option to defer all or a portion of a cash bonus, or indicate in (b) that this is not applicable. If (a) is checked and a participant fails to make an election, such bonus will be paid in cash.




11.      LIMITATIONS ON ALLOCATIONS

         If the Employer has never maintained another plan, check the first box and proceed to Item 12. If the Employer has maintained or now maintains another plan, check the second box and complete (a) and/or (b) and (c).

         (A) If the Employer maintains another defined contribution plan, in (a) check option (i) the provisions of Article X of the Basic Plan Document will apply. If option (ii) applies, the Employer's attorney must attach appropriate language.

                         STANDARIZED ADOPTION AGREEMENT



10.      CASH OPTION

[X] (A) The Employer may permit a Participant to elect to defer to the Plan, an amount not to exceed 20 % of any Employer paid cash bonus made for such Participant for any year. A participant must file an election to defer such contribution at least fifteen (15) days prior to the end of the Plan Year. If the Employee fails to make such an election, the entire Employer paid cash bonus to which the Participant would be entitled shall be paid as cash and not to the Plan. Amounts deferred under this section shall be treated for all purposes as Elective Deferrals. Notwithstanding the above, the election to defer must be made before the bonus is made available to the Participants.

[  ] (B) NOT APPLICABLE.

         If no answer is specified, option (b) will apply.



11.      LIMITATIONS ON ALLOCATIONS

         [X] This is the only Plan the Employer maintains or ever maintained; therefore, this section is not applicable.

         [  ]     The Employer does maintain or has maintained another plan
                  (including a Welfare Benefit Fund or an individual medical account [as defined in Code Section 415(1)(2)], under which amounts are treated as Annual Additions) and has completed the proper sections below.

         Complete (a), (b) and (c) only if the Employer maintains or ever maintained another qualified plan, including a Welfare Benefit Fund or an individual medical account [as defined in Code Section 415(1)(2)], in which any Participant in this plan is (or was) a participant or could possibly become a participant.

         (A) If the Participant is covered under another qualified Defined Contribution Plan maintained by the Employer, other than a Master or Prototype Plan:

                  [ ]     (i)       the provisions of Article X of the
                                    Basic Plan Document #04 will apply, as if the other plan were a Master or Prototype
                                    Plan.

                  [ ]     (ii)      Attach provisions stating the method
                                    under which the plans will limit total
                                    Annual Additions to the Maximum Permissible
                                    Amount, and will properly reduce any Excess
                                    Amounts, in a manner that precludes Employer discretion.

         If no answer is specified, option (i) will apply.

INSTRUCTIONS

         (B) If the Employer maintains or has ever maintained a defined benefit plan, (b) requires an attachment as described. This must be addressed, even if the Plan was terminated and/or assets were distributed.

         (C) If the Employer has adopted another defined contribution or defined benefit plan and the Plan is (or plans are) top-heavy, the Employer must indicate which plan will provide the minimum top-heavy contribution.

                         STANDARIZED ADOPTION AGREEMENT

         (B) If a Participant is or ever has been a participant in a Defined Benefit Plan maintained by the Employer:

                  Attach provisions which will satisfy the 1.0 limitation of Code Section 415(e). Such language must preclude Employer discretion. The Employer must also specify the interest and mortality assumptions used in determining Present Value in the Defined Benefit Plan.

         (C)      The minimum contribution or benefit required under Code
                  Section 416 relating to Top-Heavy Plans shall be satisfied by:

                  [  ]     (i)      this Plan.

                  [  ]     (ii)


                                    (Name of other qualified plan of the
                                     Employer).

                  [  ]    (iii)     Attach provisions stating the method
                                    under which the minimum contribution and benefit provisions of Code Section 416 will be satisfied. If a Defined Benefit Plan is or was maintained, an attachment must be provided showing interest and mortality assumptions used in the Top-Heavy Ratio.

                  If no answer is specified, option (i) will apply.

INSTRUCTIONS



12.      VESTING

         (A) The Employer must select a vesting schedule to determine how quickly a participant gains "ownership" rights in certain account balances. The Employer can select immediate vesting (option (i)), or one of the other applicable schedules (options (ii) through (viii)).

                  Different schedules may be elected for different types of contributions.

                         STANDARIZED ADOPTION AGREEMENT



12.      VESTING

         Contributions under paragraph 7(b), 7(c)(vi) and 7(d) are always fully vested. Employer contributions shall be subject to the vesting table selected by the Employer below. A Participant shall receive credit for a Year of Service as specified at 3(j)(iii) of this Adoption Agreement.

         (A)      VESTING SCHEDULES:

                  NOTE: The vesting schedules below only apply to a Participant who has at least one Hour of Service during or after the 1989 Plan Year. If applicable, Participants who separated from Service prior to the 1989 Plan Year will remain under the vesting schedule as in effect in the Plan prior to amendment for the Tax Reform Act of 1986.

                  [  ] (i) Full and immediate Vesting.

                                YEARS OF SERVICE

                          1        2        3        4        5       6       7
                          -        -        -        -        -       -        -

         [  ] (ii)           %     100%

         [  ] (iii)          %        %     100%
                          ---      ---

         [X] (iv)          0 %     20%      40%      60%      80%     100%
                          ---

         [  ] (v)            %        %     20%      40%      60%     80%   100%
                          ---      ---

         [  ] (vi)        10%      20%      30%      40%      60%     80%   100%

         [  ] (vii)         %      %        %        %     100%

         [  ] (viii)        %      %        %        %        %        %    100%
                           ---     ---      ---      ---      ---      --- -----

                  NOTE: The percentages selected (viii) may not be less for any year than the percentages shown at schedule (v).

                  Contributions will vest as provided below:

          Vesting
       Option Selected           Type of Employer Contribution

              (iv)               7(c) Employer Match on Salary Savings

              (iv)               7(e) or (f) Employer Discretionary

INSTRUCTIONS

         (B) The Employer must choose which vesting schedule will apply if the Plan is Top-Heavy.

         (C) The Employer may choose to disregard certain service. A participant's vested benefit is based on total years of service, not on years of plan participation.



13.      SERVICE WITH PREDECESSOR ORGANIZATION

         List predecessor business of the Employer, if service for eligibility and vesting will be included.




14-17. ROLLOVER/TRANSFER CONTRIBUTIONS, HARDSHIP WITHDRAWALS, PARTICIPANT LOANS, INSURANCE POLICIES

         The Employer may offer special features and benefits by making the appropriate selections.

                         STANDARIZED ADOPTION AGREEMENT

         (B)      TOP-HEAVY VESTING

                  For any Plan Year in which this Plan is Top-Heavy, the following minimum vesting rules will apply:

                           (i) Schedules (v), (vi), and (viii) above will automatically shift to schedule (iv).

                           (ii) Schedule (vii) above will automatically shift to schedule (iii).

         (C)      SERVICE DISREGARDED FOR VESTING:

                  [X]      (i)      No service will be disregarded.

                  [  ]    (ii)      Service prior to the Effective Date
                                    of this Plan or a predecessor plan shall be disregarded when computing a Participant's vested and nonforfeitable interest.

                  [ ]    (iii)      Service prior to a Participant
                                    having attained age 18 shall be disregarded when computing a Participant's vested and nonforfeitable interest.



13.      SERVICE WITH PREDECESSOR ORGANIZATION

         For purposes of satisfying the Service requirements for eligibility, Hours of Service shall include Service with the following predecessor organization(s):

         (These hours will also be used for vesting purposes.)

                                           N/A






14.      ROLLOVER/TRANSFER CONTRIBUTIONS

         (A) Rollover Contributions, including Direct Rollovers, as described at paragraph 1.69 of the Basic Plan Document #04, [X] shall [ ] shall not be permitted to be made to the Plan. If permitted, Employees [X] may [ ] may not make Rollover Contributions prior to meeting the eligibility requirements for participation in the Plan.

         (B) Transfer Contributions, as described at paragraph 4.4 of the Basic Plan Document #04 [X] shall [ ] shall not be permitted to be made to the Plan. If permitted, Employees [X] may [ ] may not Transfer Contributions prior to meeting the eligibility requirements for participation in the Plan.

NOTE: Even if available, the Employer may refuse to accept such contributions if its Plan meets the safe-harbor rules of paragraph 8.7 of the Basic Plan Document #04.

INSTRUCTIONS

         NOTE Item 15: The criteria for hardship withdrawals are set forth in the Plan Document and are limited to medical expenses, purchase of a principal residence, payment of tuition and related educational expenses, and avoiding mortgage foreclosure or eviction. If hardship withdrawals are authorized, the Employer must decide if they are limited to Elective Deferrals.

         NOTE Item 16: Whether or not to permit loans to participants should be determined after reviewing the requirements of the final Department of Labor (DOL) regulations as well as the potential tax implications under Section 72(p) of the Internal Revenue Code.




18.      INVESTMENT DIRECTION

         The Employer must decide who will be responsible for directing the investment of Plan assets. If participants direct the investment of all contributions, then (b) is selected.

         NOTE To the extent Employee investment direction was previously allowed, it shall continue to be allowed.

                         STANDARIZED ADOPTION AGREEMENT



15.      HARDSHIP WITHDRAWALS

         Hardship withdrawals, as provided for in paragraph 6.9 of the Basic Plan Document #04, [X] are [ ] are not permitted. If permitted, Hardship withdrawals [X] shall [ ] shall not be limited to Elective Deferrals.



16.      PARTICIPANT LOANS

         Participant loans, as provided for in paragraph 13.8 of the Basic Plan Document #04, [X] are [ ] not permitted. If permitted, repayments of principal and interest shall be repaid to the Participant's segregated account.



17.      INSURANCE POLICIES

         The insurance provisions of paragraph 13.9 of the Basic Plan Document #04 [X] shall [ ] shall not be applicable.



18.      INVESTMENT DIRECTION

[  ] (A)          EMPLOYER INVESTMENT DIRECTION

                  Employer investment direction provisions, as set forth in
                  Article XIII of the Basic Plan Document #04, shall be applicable as to the following:

                  [  ]     (i)      All monies.

                  [  ]     (ii)     Employer Discretionary and Matching Monies.

                  [  ]     (iii)    Employer Discretionary Monies excluding
                                    Matching Monies.

                  [  ]     (iv)     Employer Matching Monies only.

[X] (B)           EMPLOYER INVESTMENT DIRECTION

                  Employee investment direction provisions, as set forth in
                  Article XIII of the Basic Plan Document #04, shall be applicable to all monies not directed by Employer.

If no answer is specified, Employee Investment Direction will apply.

NOTE: Each of the mutual funds in which the Plan may invest carries its own fees and expenses, which may include management fees, Rule 12b-1 fees and/or other fees and expenses, which are described in detail in each Fund's prospectus. Employees who invest in one or more of these mutual funds will, as shareholders of those mutual funds, bear their pro-rata portion of each fund's fees and expenses and may also pay a sales charge or contingent deferred sales charge in connection with their purchase of fund shares. Employer acknowledges that Prudential Securities Incorporated (PSI) and Pruco Securities Corporation (Prusec) may be deemed to benefit from advisory and other fees paid to its affiliates in connection with the management and operation of the mutual funds in which the Employee may invest, from sales charges and contingent deferred sales charges imposed as described in the prospectus and from fees paid by The Prudential Insurance Company of America in connection with the Guaranteed Interest Account.

INSTRUCTIONS



19.      EARLY PAYMENT OPTION

         The Employer may allow early distributions at age 59-1/2 without separation from service by choosing (a), or at normal retirement age without separation from service by selecting (b). If these options have been permitted in the past, the Employer must continue to allow them.




20.      DISTRIBUTION OPTIONS

         The Employer must decide when and in what form distributions will be made to a participant. Annuity options are not available unless they were available under a predecessor plan.

                         STANDARDIZED ADOPTION AGREEMENT




19.      EARLY PAYMENT OPTION

         (A) A Participant who has attained age 59-1/2 and who has not separated from Service [X] may [ ] may not obtain a distribution of his or her vested Employer contributions.

         (B) A Participant who has attained the Plan's Normal Retirement Age and who has not separated from Service [X] may [ ] may not receive a distribution of his or her vested account balance.

         NOTE: If the Participant has had the right to withdraw his or her account balance in the past, this right may not be taken away. Notwithstanding the above, to the contrary, required minimum distributions will be paid. For timing of distribution see item 20 below.


20.      DISTRIBUTION OPTIONS

         (A)      TIMING OF DISTRIBUTIONS:

                  In cases of termination, benefits shall be paid:

                  [ ]       (i)     As soon as administratively feasible
                                    following the close of the Plan Year during which a distribution is requested or is otherwise payable.

                  [X]      (ii)     As soon as administratively feasible,
                                    following the date on which a distribution is requested or is otherwise payable.

                  [ ]     (iii)     Only after the Participant has
                                    achieved the Plan's Normal Retirement Age, or Early Retirement Age, if applicable.

                  If no answer is specified, option (ii) will apply.

         (B)      OPTIONAL FORMS OF PAYMENT:

                  [X]      (i)      Lump Sum.

                  [X]      (ii)     Installment Payments.

                  [X]      (iii)    Other form(s)* as specified:

                   Forms which include joint and survivor annuity of 50%





                  If no answer is specified, option (i) will apply.

                  *Annuities are only available in either a nonsafe-harbored Plan which does not meet the provisions of paragraph 8.7 of Basic Plan Document #04 or in a Plan which previously offered annuities as an optional form of payment.

INSTRUCTIONS



21.      SPONSOR CONTACT

         The Employer may contact a Prudential Representative with any questions regarding this Prototype Plan Document.


22.      SIGNATURES

         (A) Employer--The date signed should be on or before the last day of the fiscal year for which the Plan is effective.

         NOTE: Make certain all affiliated employers who are adopting the Plan execute signature pages and attach them to the Adoption Agreement.

                         STANDARIZED ADOPTION AGREEMENT


21.      SPONSOR CONTACT

         The Sponsor of this Prototype Plan is Prudential Mutual Fund Management, Inc., One Seaport Plaza, New York, New York 10292. Any questions regarding this Prototype Plan document may be directed to your Prudential Representative. You may also call (800) 848-4015.



22.      SIGNATURES

         Due to the significant tax ramifications, the Sponsor recommends that before you execute this Adoption Agreement, you contact your attorney or tax advisor.

         The adopting Employer understands that there are fees for each account under the Plan. The Basic Plan Document contains a pre-dispute arbitration clause found in Article XIII, Section 13.7 Arbitration.

         (A)      EMPLOYER:

                  Name and address of Employer if different than specified in
Section 1 above.







                  IF EMPLOYER INVESTMENT DIRECTION APPLICABLE, NAME(S) OF INDIVIDUAL(S) AUTHORIZED TO ISSUE INVESTMENT AND ADMINISTRATIVE INSTRUCTIONS TO THE PLAN SPONSOR OR AFFILIATE:





                  This Adoption Agreement and the corresponding provisions of the Plan and Trust Basic Plan Document #04 were adopted by the Employer the 21st day of March , 1996 .

                  Signed for the Employer by:        /s/ Dan L. Webber

                  Title:                             President/CEO

                  Signature:                         Dan L. Webber

                  THE EMPLOYER UNDERSTANDS THAT ITS FAILURE TO PROPERLY COMPLETE THE ADOPTION AGREEMENT MAY RESULT IN DISQUALIFICATION OF ITS PLAN.

INSTRUCTIONS

         (B) Trustee -- The date signed is the date of acceptance by the Trustee.

         NOTE: You cannot appoint Prudential Securities, Prudential Mutual Fund Services, Prudential Insurance Company of America, or your Prudential Representative as the Trustee.

                  Please be advised that the Prudential Bank & Trust Company charges an annual fee when appointed as Trustee. Please obtain the current fee schedule from your Prudential Representative.

         (C) Prudential Mutual Fund Management -- The date signed is the date of acceptance by Prudential Mutual Fund Services on behalf of Prudential Mutual Fund Management.

                         STANDARIZED ADOPTION AGREEMENT

         EMPLOYER'S RELIANCE: An Employer who maintains or has ever maintained or who later adopts any Plan [including, after December 31, 1985, a Welfare Benefit Fund, as defined in Section 419(e) of the Code, which provides post-retirement medical benefits allocated to separate accounts for Key Employees, as defined in Section 419A(d)(3)] or an individual medical account, as defined in Code Section 415(1)(2) in addition to this Plan may not rely on the opinion letter issued by the National Office of the Internal Revenue Service as evidence that this Plan is qualified under Section 401 of the Code. If the Employer who adopts or maintains multiple Plans wishes to obtain reliance that such Plan(s) are qualified, application for a determination letter should be made to the appropriate Key District Director of Internal Revenue. The Employer understands that its failure to properly complete the Adoption Agreement may result in disqualification of its plan.

         The Employer may not rely on the opinion letter issued by the National Office of the Internal Revenue Service as evidence that this Plan is qualified under 401 of the Code unless the terms of the Plan, as herein adopted or amended, that pertain to the requirements of Code Sections 401(a)(4), 401(a)(17), 401(l), 401(a)(5), 410(b) and 414(s), as amended by the Tax Reform Act of 1986, or later laws, (a) are made effective retroactively to the first day of the first Plan Year beginning after December 31, 1988 (or such later date on which these requirements first become effective with respect to this Plan); or (b) are made effective no later than the first day on which the Employer is no longer entitled, under regulations, to rely on a reasonable, good faith interpretation of these requirements, and the prior provisions of the Plan constitute such an interpretation.

         The Adoption Agreement may only be used in conjunction with Basic Plan Document #04.

[X] (B)  TRUSTEE:

         [  ]     Prudential Bank & Trust Company    NOTE:    There is an annual trustee fee
                  One Ravinia Drive                                    charged under the Plan if Prudential
                  Atlanta, GA 30346                                    Bank & Trust Company is appointed as
                                                                       Trustee.

         [X]      The Trustee will be the following individuals:

         /s/ Dan L. Webber                       /s/ Jerry F. Aldape

         /s/ Wm. H. Winegar                      /s/ Nadine J. Johnson

         The assets of the Fund shall be invested in accordance with paragraph
         13.3 of the Basic Plan Document #04 as a Trust. As such, the Employer's Plan as contained herein was accepted by the Trustee the 21st day of March , 19 96 .

         Signed for the Trustee by:

            Signature /s/ Dan L. Webber         Signature /s/ Jerry F. Aldape
                      ------------------------            -------------------
                          Dan L. Webber                       Jerry F. Aldape

            Signature /s/ William H. Winegar    Signature /s/ Nadine J. Johnson
                      ------------------------            ---------------------
                          William H. Winegar                  Nadine J. Johnson

(C)      PRUDENTIAL MUTUAL FUND MANAGEMENT, INC.

         The Employer's Agreement and the corresponding provisions of the Plan and Trust Basic Plan Document #04 were accepted by Prudential Mutual
         Fund Management, Inc. the    day of , 19 .

         Signed for the Employer by:

         Title:

         Signature:

401(K) PLAN DOCUMENT












                                          THE PRUARRAY PROTOTYPE PLAN AND
                                            TRUST AND IRS OPINION LETTERS










                             PRUARRAY 401(K) PLAN
                             [Logo Appears Here]

ARTICLE I-DEFINITIONS1.1 ACTUAL DEFERRAL PERCENTAGE

The ratio (expressed as a percentage and calculated separately for each Participant) of:

         (A) the amount of Employer contributions [as defined at (c) and (d)] actually paid over to the Fund on behalf of such Participant for the Plan Year to

         (B) the Participant's Compensation for such Plan Year (unless otherwise specified by the Employer in the Adoption Agreement. Compensation will include all amounts earned from the Employer and actually paid during the Plan Year).

Employer contributions on behalf of any Participant shall include:

         (C) any Elective Deferrals made pursuant to the Participant's deferral election, including Excess Elective Deferrals, but excluding Elective Deferrals that are either taken into account in the Contribution Percentage test (provided the ADP test is satisfied both with and without exclusion of these Elective Deferrals) or are returned as excess Annual Additions; and

         (D) at the election of the Employer, Qualified Non-Elective Contributions and Qualified Matching Contributions.

For purposes of computing Actual Deferral Percentages, an Employee who would be a Participant but for the failure to make Elective Deferrals shall be treated as a Participant on whose behalf no Elective Deferrals are made.

1.2 ADOPTION AGREEMENT
The document attached to this Plan by which an Employer elects to establish a qualified retirement plan and trust under the terms of this Prototype Plan and Trust.

1.3 AGGREGATE LIMIT-THE SUM OF:

         (A) 125 percent of the greater of the ADP of the Non-Highly Compensated Employees for the Plan Year or the ACP of Non-Highly Compensated Employees under the Plan subject to Code Section 401(m) for the Plan Year beginning with or within the Plan Year of the cash or deferred arrangement as described in Code Section 401(k) or Code Section 402(h)(1)(B), and

         (B) the lesser of 200% or 2% plus the lesser of such ADP or ACP.

Alternatively, the aggregate limit can be determined by substituting "the lesser of 200% or 2 percent plus" for "125% of" in (a) above, and substituting "125% of" for "the lesser of 200% or 2% plus" in (b) above.

1.4 ANNUAL ADDITIONS
The sum of the following amounts credited to a Participant's account for the Limitation Year:

         (A) Employer Contributions;

         (B) Employee Contributions (under article (V);

         (C) Forfeitures;

         (D) Amounts allocated after March 31, 1984, to an individual medical account, as defined in Code Section 415(1)(2), which is part of a pension or annuity plan maintained by the Employer (these amounts are treated as Annual Additions to a Defined Contribution Plan, though they arise under a Defined Benefit Plan); and

         (E) Amounts derived from contributions paid or accrued after 1985, in taxable years ending after 1985, which are either attributable to post-retirement medical benefits allocated to the account of a Key Employee, or to a Welfare Benefit Fund maintained by the Employer, are also treated as Annual Additions to a Defined Contribution Plan. For purposes of this paragraph, an Employee is a Key Employee if he or she meets the requirements of paragraph 1.43 at any time during the Plan Year or any preceding Plan Year. Welfare Benefit Fund is defined at paragraph 1.89.

         (F) Allocations under a Simplified Employee Pension Plan.

Excess amounts applied in a Limitation Year to reduce Employer contributions will be considered Annual Additions for such Limitation Year, pursuant to the provisions of Article X.

1.5 ANNUITY STARTING DATE
The first day of the first period for which an amount s paid as an annuity or in any other form.

1.6 APPLICABLE CALENDAR YEAR
The First Distribution Calendar Year, and in the event of the recalculation of life expectancy, such succeeding calendar year. If payments commence in accordance with paragraph 7.4(e) before the Required Beginning Date, the Applicable Calendar Year is the Year such payments commence. If distribution is in the form of an immediate annuity purchased after the Participant's death with the Participant's remaining interest, the Applicable Calendar Year is the year of purchase.

1.7 APPLICABLE LIFE EXPECTANCY
Used in determining the required minimum distribution. The life expectancy (or joint and last survivor expectancy) calculated using the attained age of the Participant (or Designated Beneficiary) as of the Participant's (or Designated Beneficiary's) birthday in the Applicable Calendar Year reduced by one for each calendar year which has elapsed since the date life expectancy was first calculated. If life expectancy is being recalculated, the Applicable Life

Expectancy shall be the life expectancy as so recalculated. The life expectancy of a non-Spouse Beneficiary may not be recalculated.

1.8 AVERAGE CONTRIBUTION PERCENTAGE (ACP)
The average of the Contribution Percentages for each Highly Compensated Employee and for each Non-Highly Compensated Employee.

1.9 AVERAGE DEFERRAL PERCENTAGE (ADP)
The average of the Actual Deferral Percentages for each Highly Compensated Employee and for each Non-Highly Compensated Employee.

1.10 BREAK IN SERVICE
If the Hour counting method has been chosen by the Employer in the Adoption Agreement, a Break In Service is a 12-consecutive month period during which an Employee fails to complete more than 500 Hours of Service. If the Elapsed Time method has been chosen by the Employer in the Adoption Agreement, a Break in Service is a period of severance of at least 12 consecutive months.

1.11 CODE
The Internal Revenue Code of 1986, including any amendments.

1.12 COMPENSATION
Unless otherwise specified by the Employer in the Adoption Agreement, Compensation shall include all amounts earned from the Employer and actually paid during the Plan Year.

         (A) Code Section 3401(a) Wages. Compensation is defined as wages within the meaning of Code Section 3401(a) for the purposes of Federal income mx withholding at the source bur determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the serv ices performed [such as the exception for agricultural labor in Code Section 3401(a)(2)].

         (B) Code Section 415 Compensation. For purposes of applying the limitations of Article X and Top-Heavy minimums, the definition or Compensation shall be Code Section 415 Compensation defined as follows: a Participant's Earned Income, wages, salaries, and fees for professional services and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with the Employer maintaining the Plan to the extent that the amounts are includible in gross income [including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits and reimbursements or other expense allowances under a nonaccountable plan (as described in Regulation 1.62-2(c))], and excluding the following:

                  (1) Employer contributions to a plan of deferred compensation which are not includible in the Employee's gross income for the taxable year in which contributed, or Employer contributions under a Simplified Employee Pension Plan or any distributions from a plan of deferred compensation,

                  (2) Amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by the Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture,

                  (3) Amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; and

                  (4) Other amounts which received special tax benefits, or contributions made by the Employer (whether or not under a Salary Reduction Agreement) towards the purchase of an annuity described in Code Section 403(b) (whether or not the amounts are actually excludible from the gross income of the Employee).

For purposes of applying the limitations of Article X, Compensation for a Limitation Year is the Compensation actually paid or made available during such Limitation year. Notwithstanding the preceding sentence, Compensation for a Participant in a Defined Contribution Plan who is permanently and totally disabled [as defined in Code Section 22(e)(3)] is the Compensation such Participant would have received for the Limitation Year if the Participant had been paid at the rate of Compensation paid immediately before becoming permanently and totally disabled. Such imputed Compensation for the disabled Participant may be taken into account only if the participant is not a Highly Compensated Employee [as defined in Code Section 414(q)] and contributions made on behalf of such Participant are nonforfeitable when made.

If the Employer fails to pick the determination period in the Adoption Agreement, the Plan Year shall be used. Unless otherwise specified by the Employer in the Adoption Agreement, Compensation shall be determined as provided in Code Section 3401(a) (as defined in this paragraph 1.1 2(a)). In nonstandardized Adoption Agreement 002, the Employer may choose to eliminate or exclude categories of Compensation which do not violate the provisions of Code Sections 401(a)(4), 414(s) the regulations thereunder and Revenue Procedure 89-65.

Beginning with 1989 Plan Years, the annual Compensation of each Participant which may be taken into account for determining all benefits provided under the Plan (including benefits under article XIV) for any Plan Year shall not exceed $200,000, as adjusted under Code Section 415(d). For Plan Years beginning on or after January 1, 1994, the annual Compensation of each Participant taken into account for determining all benefits provided under the Plan for any Plan Year shall not exceed $150,000, as adjusted for increases in the cost-of-living in accordance with Code Section 401(a)(17). The cost-of-living adjustment in effect for a calendar year applies to any determination period beginning in such calendar year.

In determining the Compensation of a Participant for purposes of this limitation, the rules of Code Section 414(q)(6) shall apply, except in applying such rules, the term "family" shall include only the spouse of the Participant and any lineal descendants of the Participant who have not attained age 19 before the end of the Plan Year. If, as a result of the application of such rules the adjusted annual Compensation limitation is exceeded, then (except for purposes of determining the portion of Compensation up to the integration level if this Plan provides for permitted disparity), the limitation shall be prorated among the affected individuals in proportion to each such individual's Compensation as determined under this section prior to the application of this limitation.

If a Plan has a Plan year that contains fewer than 12 Calendar Months, then the annual compensation limit for that period is an amount equal to the annual compensation as adjusted for the calendar year in which the compensation period begins, multiplied by a fraction the numerator of which is the number or full months in the short determination period and the denominator of which is 12. If compensation for any prior plan year is taken into account in determining an employee's contributions or benefits for the current year, the compensation for such prior year is subject to the applicable annual compensation limit in effect for that prior year. For this purpose, for years beginning before January 1, 1990, the applicable annual compensation limit is $200,000.

Compensation shall not include deferred compensation other than contributions through a salary reduction agreement to a cash or deferred plan under Code
Section 401(k), a Simplified Employee Pension Plan under Code Section 402(h)(1)(B), a cafeteria plan under Code Section 125 or a tax-deferred annuity under Code Section 403(b). Unless elected otherwise by the Employer in the Adoption Agreement, these deferred amounts will be considered as Compensation for Plan purposes. These deferred amounts are not counted as Compensation for purposes of Articles X and XIV except for Code Sections 401(k) and 401(m) testing. When applicable to a Self-Employed Individual, Compensation shall mean Earned Income.

1.13 CONTRIBUTION PERCENTAGE
The ratio (expressed as a percentage and calculated separately for each Participant) of:

         (A) the Participant's Contribution Percentage Amounts [as defined at
         (c)-(f)] for the Plan Year, to

         (B) the Participant's Compensation for such Plan Year. Unless otherwise specified by the Employer in the Adoption Agreement, Compensation will include all amounts earned from the Employer and actually paid during the Plan Year.

Contribution Percentage Amounts on behalf of any Participant shall include:

         (C) the amount of Employee Voluntary Contributions, Matching Contributions, and Qualified Matching Contributions (to the extent not taken into account for purposes of the ADP test) made under the Plan on behalf of the Participant for the Plan Year,

         (D) forfeitures of Excess Aggregate Contributions or Matching Contributions allocated to the Participant's account which shall be taken into account in the year in which such forfeiture is allocated,

         (E) at the election of the Employer, Qualified Non-Elective Contributions, and

         (F) the Employer also may elect to use Elective Deferrals in the Contribution Percentage Amounts so long as the ADP test is met before the Elective Deferrals are used in the ACP test and continues to be met following the exclusion of those Elective Deferrals that are used to meet the ACP test.

Contribution Percentage Amounts shall not include Matching Contributions, whether or not Qualified, that are forfeited either to correct Excess Aggregate Contributions or because the contributions to which they relate are Excess Deferrals, Excess Contributions, or Excess Aggregate Contributions.

1.14 DEFINED BENEFIT PLAN
A Plan under which a Participant's benefit is determined by a formula contained in the Plan and no individual accounts are maintained for Participants.

1.15 DEFINED BENEFIT (PLAN) FRACTION
A fraction, the numerator of which is the sum of the Participant's Projected Annual Benefits under all the Defined Benefit Plans (whether or not terminated) maintained by the Employer, and the denominator of which is the lesser of 125 percent of the dollar limitation determined for the Limitation Year under Code Sections 415(b) and (d) or 140 percent of the Highest Average Compensation, including any adjustments under Code Section 415(b).

Notwithstanding the above, if the Participant was a Participant as of the first day of the first Limitation Year beginning after 1986, in one or more Defined Benefit Plans maintained by the Employer which were in existence on May 6, 1986, the denominator of this fraction will not be less than 125 percent of the sum of the annual benefits under such plans which the Participant had accrued as of the close of the last Limitation Year beginning before 1987, disregarding any changes in the terms and conditions of the Plan after May 5, 1986. The preceding sentence applies only if the Defined Benefit Plans individually and in the aggregate satisfied the requirements of Section 415 for all Limitation Years beginning before 1987.

1.16 DEFINED CONTRIBUTION DOLLAR LIMITATION
Thirty thousand dollars ($30,000) or, if greater, one-fourth of the defined benefit dollar limitation set forth in Code Section 415(b)(1) as in effect for the Limitation Year.

1.17 DEFINED CONTRIBUTION PLAN
A Plan under which individual accounts are maintained for each Participant to which all contributions, forfeitures, investment income and gains or losses, and expenses are credited or deducted. A Participant's benefit under such Plan is based solely on the fair market value of his or her account balance.

1.18 DEFINED CONTRIBUTION (PLAN) FRACTION
A Fraction, the numerator of which is the sum of the Annual Additions to the Participant's account under all the Defined Contribution Plans (whether or not terminated) maintained by the Employer for the current and all prior limitation Years (including the Annual Additions attributable to the Participant's nondeductible Employee contributions to all Defined Benefit Plans, whether or not terminated, maintained by the Employer, and the Annual Additions attributable to all Welfare Benefit Funds, as defined in paragraph 1.89 and individual medical accounts, as defined in Code Section 415(1)(2) maintained by the Employer), and the denominator of which is the sum of the maximum aggregate amounts for the current and all prior Limitation Years of service with the Employer (regardless of whether a Defined Contribution Plan was maintained by the Employer). The maximum aggregate amount in the Limitation Year is the lesser of 125 percent of the dollar limitation determined under Code Sections 415(b) and (d) in effect under Code Section 415(c)(1)(A) or 35 percent of the Participant's Compensation for such year.

If the Employee was a Participant as of the end of the first day of the first Limitation Year beginning after 1986, in one or more Defined Contribution Plans maintained by the Employer which were in existence on May 6, 1986, the numerator of this fraction will be adjusted if the sum of this fraction and the Defined Benefit Fraction would otherwise exceed 1.0 under the terms of this Plan. Under the adjustment, an amount equal to the product of (1) the excess of the sum of the fractions over 1.0 times (2) the denominator of this fraction will be permanently subtracted from the numerator of this fraction. The adjustment is calculated using the fractions as they would be computed as of the end of the last Limitation Year beginning before 1987, and disregarding any changes in the terms and conditions of the Plan made after May 6, 1986, but using the Section 415 limitation applicable to the first Limitation Year beginning on or after January 1, 1987. The Annual Addition for any Limitation Year beginning before 1987 shall not be re-computed to treat all Employee Contributions as Annual Additions.

1.19 DESIGNATED BENEFICIARY
The individual who is designated as the beneficiary under the Plan in accordance with Code Section 401(a)(9) and the regulations thereunder.

1.20 DISABILITY
An illness or injury of a potentially permanent nature, expected to last for a continuous period of not less than 12 months, certified by a physician selected by or satisfactory to the Employer, which prevents the Employee from engaging in any occupation for wage or profit for which the Employee is reasonably fitted by training, education or experience.

1.21 DISTRIBUTION CALENDAR YEAR
A calendar year for which a minimum distribution is required.

1.22 EARLY RETIREMENT AGE
The age set by the Employer in the Adoption Agreement (but not less than 55), which is the earliest age at which a Participant may retire and receive his or her benefits under the Plan.

1.23 EARNED INCOME
Net earnings from self-employment in the trade or business with respect to which the Plan is established, determined without regard to items not included in gross income and the deductions allocable to such items, provided that personal services of the individual are a material income-producing factor. Earned income shall be reduced by contributions made by an Employer to a qualified plan to the extent deductible under Code Section 404. For tax years beginning after 1989, net earnings shall be determined taking into account the deduction for one-half of self-employment taxes allowed to the Employer under Code Section 164(f) to the extent deductible.

1.24 EFFECTIVE DATE
The date on which the Employer's retirement plan or amendment to such plan becomes effective. Unless otherwise specified in the Adoption Agreement, the effective date shall be the first day of the Plan Year during which the Adoption Agreement is executed by the Employer. For amendments reflecting statutory and regulatory changes post Tax Reform Act of 1986, the Effective Date will be the date upon which such amendment is first administratively applied.

1.25 ELECTION PERIOD
The period which begins on the first day of the Plan Year in which the Participant attains age 35 and ends on the date of the Participant's death. If a Participant separates from service prior to the first day of the Plan Year in which age 35 is attained, the Election Period shall begin on the date of separation, with respect to the account balance as of the date of separation.

1.26 ELECTIVE DEFERRAL
Employer contributions made to the Plan at the election of the Participant, in lieu of cash Compensation. Elective Deferrals shall also include contributions made pursuant to a Salary Savings Agreement or other deferral mechanism, such as a cash option contribution. With respect to any taxable year, a Participant's Elective Deferral is the sum of all Employer contributions made on behalf of such Participant pursuant to an election to defer under any qualified cash or deferred arrangement as described in Code Section 401(k), any simplified employee pension cash or deferred arrangement as described in Code Section 402(h)(1)(B), any eligible deferred compensation plan under Code Section 457, any plan as described under Code Section 501(c)(18), and any Employer contributions made on the behalf of a Participant for the purchase of an annuity contract under Code Section 403(b) pursuant to a Salary Savings Agreement. Elective Deferrals shall not include any deferrals properly distributed as Excess Annual Additions.

1.27 ELIGIBLE PARTICIPANT
Any Employee who is eligible to make a Voluntary Contribution, or an Elective Deferral (if the Employer takes such contributions into account in the calculation of the Contribution Percentage), or to receive a Matching Contribution (including forfeitures) or a Qualified Matching

Contribution. If a voluntary Contribution or Elective Deferral is required as a condition of participation in the Plan, any Employee who would be a Participant in the Plan if such Employee made such a contribution shall be treated as an Eligible Participant even though no Voluntary Contributions or Elective Deferrals are made.

1.28 EMPLOYEE
Any person employed by the Employer (including Self-Employed Individuals and partners), all Employees of a member of an affiliated service group [as defined in Code Section 414(m)], Employees of a controlled group of corporations [as defined in Code Section 414(b)], all Employees of any incorporated or unincorporated trade or business which is under common control [as defined in Code Section 414(c)], leased Employees [as defined in Code Section 414(n)] and any Employee required to be aggregated by Code Section 414(o). All such Employees shall be treated as employed by a single Employer.

1.29 EMPLOYER
The Self-Employed Individual, partnership, corporation or other organization which adopts this Plan, including any firm that succeeds the Employer and adopts this Plan. For purposes of Article X, Limitations on Allocations, Employer shall mean the Employer that adopts this Plan, and all members of a controlled group of corporations [as defined in Code Section 414(b) as modified by Code Section 415(h)], all commonly controlled trades or businesses [as defined in Code
Section 414(c) as modified by Code Section 415(h)] or affiliated service groups [as defined in Code Section 414(m)] of which the adopting Employer is a part, and any other entity required to be aggregated with the Employer pursuant to regulations under Code Section 414(o).

1.30 ENTRY DATE
The date on which an Employee commences participation in the Plan as determined by the Employer in the Adoption Agreement. Unless the Employer specifies otherwise in the Adoption Agreement, entry into the Plan shall be on the first day of the Plan Year or the first day of the seventh month of the Plan Year coinciding with or following the date on which an Employee meets the eligibility requirements.

1.31 EXCESS AGGREGATE CONTRIBUTIONS     The excess, with respect to any Plan
     Year, of:

         (A) the aggregate Contribution Percentage Amounts taken into account in computing the numerator of the Contribution Percentage actually made on behalf of Highly Compensated Employees for such Plan Year, over

         (B) the maximum Contribution Percentage Amounts permitted by the ACP test (determined by reducing contributions made on behalf of Highly Compensated Employees in order of their Contribution Percentages beginning with the highest of such percentages).

Such determination shall be made after first determining Excess Elective Deferrals pursuant to paragraph 1.33 and then determining Excess Contributions pursuant to paragraph 1.33.

1.32 EXCESS AMOUNT
The excess of the Participant's Annual Additions for the Limitation Year over the Maximum Permissible Amount.

1.33 EXCESS CONTRIBUTION
With respect to any Plan Year, the excess of:

         (A) the aggregate amount of Employer contributions actually taken into account in computing the ADP of Highly Compensated Employees for such Plan Year, over

         (B) the maximum amount of such contributions permitted by the ADP test (determined by reducing contributions made on behalf of Highly Compensated Employees in order of the ADPs, beginning with the highest of such percentages).

1.34 EXCESS ELECTIVE DEFERRALS
Those Elective Deferrals that are includible in a Participant's gross income under Code Section 402(g) to the extent such Participant's Elective Deferrals for a taxable year exceed the dollar limitation under such Code Section. Excess Elective Deferrals shall be treated as Annual Additions under the Plan, unless such amounts are distributed no later than the first April 15 following the close of the Participant's taxable year.

1.35 FAMILY MEMBER
The Employee's Spouse, any lineal descendants and ascendants and the Spouse of such lineal descendants and ascendants.

1.36 FIRST DISTRIBUTION CALENDAR YEAR
For distributions beginning before the Participant's death, the First Distribution Calendar Year is the calendar year immediately preceding the calendar year which contains the Participant's Required Beginning Date. For distributions beginning after the Participant's death, the First Distribution Calendar Year is the calendar year in which distributions are required to begin pursuant to paragraph 7.10.

1.37 FUND
All contributions received by the Trustee under this Plan and Trust, investments thereof and earnings and appreciation thereon.

1.38 HARDSHIP
An immediate and heavy financial need of the Employee where such Employee lacks other available resources.

1.39 HIGHEST AVERAGE COMPENSATION
The average Compensation for the three consecutive Nears of Service with the Employer that produces the highest average. A Year of Service with the Employer is the 12-consecutive-month period defined in the Adoption Agreement.

1.40 HIGHLY COMPENSATED EMPLOYEE
Any Employee who performs service for the Employer during the determination year and who, during the immediate prior year:

         (A) received Compensation from the Employer in excess of $75,000 [as adjusted pursuant to Code Section 415(d)]; or

         (B) received Compensation from the Employer in excess of $50,000 [as adjusted pursuant to Code Section 415(d)] and was a member of the Top-Paid Group for such year; or

         (C) was an officer of the Employer and received Compensation during such year that is greater than 50 percent of the dollar limitation in effect under Code Section 415(b)(1)(A).

Notwithstanding (a), (b) and (c), an Employee who was not Highly Compensated during the preceding Plan Year shall not be treated as a Highly Compensated Employee with respect to the current Plan Year, unless such Employee is a member of the 100 Employees paid the greatest Compensation during the year for which such determination is being made.

         (D) Employees who are five percent (5%) Owners at any time during the immediate prior year or determination year.

Highly Compensated Employees include Highly Compensated active Employees and Highly Compensated former Employees.

1.41 HOUR OF SERVICE

         (A) Hour Counting Method:

                  (1) Each hour for which an Employee is paid, or entitled to payment, for the performance of duties for the Employer. These hours shall be credited to the Employee for the computation period in which the duties are performed; and

                  (2) Each hour for which an Employee is paid. Or entitled to payment, by the Employer on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence. No more than 501 Hours of Service shall be credited under this paragraph for any single continuous period (whether or not such period occurs in a single computation period). Hours under this paragraph shall be calculated and credited pursuant to Section 2530.200b-2 of the Department of Labor Regulations which are incorporated herein by this reference; and


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                  (3) Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Employer. The same Hours of Service shall not be credited both under paragraph (a) or paragraph (b), as the case may be and under this paragraph (c). These hours shall be credited to the Employee for the computation period or periods to which the award or agreement pertains rather than the computation period in which the award, agreement or payment is made.

                  (4) Hours of Service shall be credited for employment with the Employer and with other members of an affiliated service group las defined in Code Section 414(m)], a controlled group of corporations [as defined in Code Section 414(b)], or a group of trades or businesses under common control [as defined in Code Section 414(c)] of which the adopting Employer is a member, and any other entity required to be aggregated with the Employer pursuant to Code Section 414(o) and the regulations thereunder. Hours of Service shall also be credited for any individual considered an Employee for purposes of this Plan under Code Section 414(n) or Code
                  Section 414(o) and the regulations thereunder.

                  (5) Solely for purposes of determining whether a Break In Service, as defined in paragraph 1.10, for participation and vesting purposes has occurred in a computation period, an individual who is absent from work for maternity or paternity reasons shall receive credit for the Hours of Service which would otherwise have been credited to such individual but for such absence, or in any case in which such hours cannot be determined, 8 Hours of Service per day of such absence. For purposes of this paragraph, an absence from work for maternity or paternity reasons means an absence by reason of the pregnancy of the individual, by reason of a birth of a child of the individual, by reason of the placement of a child with the individual in connection with the adoption of such child by such individual, or for purposes of caring for such child for a period beginning immediately following such birth or placement. The Hours of Service credited under this paragraph shall be credited in the computation period in which the absence begins if the crediting is necessary to prevent a Break in Service in that period, or in all other cases, in the following computation period. No more than 501 hours will be credited under this paragraph.

                  (6) Unless specified otherwise in the Adoption Agreement, the Hours of Service Method shall be used. Also, unless specified otherwise in the Adoption Agreement, Hours of Service shall be determined on the basis of actual hours for which an Employee is paid or entitled to payment.

         (B) Elapsed Time Method:

                  (1) For purposes of this section, Hour of Service shall mean each hour for which an Employee is paid or entitled to payment for the performance of duties for the Employer.

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




                  (2) Break In Service is a period of severance of at least 12 consecutive months.

                  (3) Period of severance is a continuous period of time during which the Employee is not employed by the Employer. Such period begins on the date the Employee retires, quits or is discharged, or if earlier, the 12 month anniversary of the date on which the Employee was otherwise first absent from service.

                  (4) In the case of an individual who is absent from work for maternity or paternity reasons, the 12-consecutive-month period beginning on the first anniversary of the first date of such absence shall not constitute a Break In Service. For purposes of this paragraph, an absence from work for maternity or paternity reasons means an absence (i) by reason of the pregnancy of the individual, (ii) by reason of the birth of a child of the individual, (iii) by reason of the placement of a child with the individual in connection with the adoption of such child by such individual, or (iv) for purposes of caring for such child for a period beginning immediately following such birth or placement.

                  (5) Each Employee will share in Employer contributions for the period beginning on the date the Employee commences participation under the Plan and ending on the date on which such Employee severs employment with the Employer or is no longer a member of an eligible class of Employees.

                  (6) If the Employer is a member of an affiliated service group (under Section 414(m)), a controlled group of corporations (under Section 414(b)), a group of trades or businesses under common control (under Section 414(c)) or any other entity required to be aggregated with the Employer pursuant to
                  Section 414(o), service will be credited for any employment for any period of time for any other member of such group. Service will also be credited for any individual required under section 414(n) or Section (414)(o) to be considered an Employee of any Employer aggregated under Section 414(b), (c), or (m).

1.42 KEY EMPLOYEE
Any Employee or former Employee (and the beneficiaries of such employee) who at any time during the determination period was an officer of the Employer if such individual's annual compensation exceeded 50% of the dollar limitation under Code Section 415(b)(1)(A) (the defined benefit maximum annual benefit); an owner (or considered an owner under Code Section 318) of one of the ten largest interests in the employer if such individual's compensation exceeded 100% of the dollar limitation under Code Section 415(c)(1)(A); a 5% owner of the Employer, or a 1% owner of the Employer who has an annual compensation of more than $150,000. For purposes of determining who is a Key Employee, annual compensation shall mean Compensation as defined for Article X, but including amounts deferred through a Salary Reduction Agreement to a cash or deferred plan under Code
Section 401(k), a Simplified Employee Pension Plan under Code Section 408(k), a cafeteria plan under Code Section 125 or a tax-deferred annuity under Code
Section 403(b). The determination period is the Plan Year

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containing the Determination Date and the four preceding Plan Years. The determination of who is a Key Employee will be made in accordance with Code
Section 416(i)(1) and the regulations thereunder.

1.43 LEASED EMPLOYEE
Any person (other than an Employee of the recipient) who, pursuant to an agreement between the recipient and any other person ("leasing organization"), has performed services for the recipient [or for the recipient and related persons determined in accordance with Code Section 414(n)(6)] on a substantially full-time basis for a period of at least one year, and such services are of a type historically performed by Employees in the business field of the recipient Employer.

1.44 LIMITATION YEAR
The Plan Year as designated by the Employer in the Adoption Agreement for purposes of determining the maximum Annual Addition to a Participant's account. All qualified plans maintained by the Employer must use the same Limitation Year. If the Limitation Year is amended to a different 12-consecutive-month period, the new Limitation Year must begin on a date within the Limitation Year in which the amendment is made.

1.45 MASTER OR PROTOTYPE PLAN
A plan, the form of which is the subject of a favorable opinion letter from the Internal Revenue Service.

1.46 MATCHING CONTRIBUTION
An Employer contribution made to this or any other Defined Contribution Plan on behalf of a Participant on account of an Employee Voluntary Contribution made by such Participant, or on account of a Participant's Elective Deferral, under a Plan maintained by the Employer.

1.47 MAXIMUM PERMISSIBLE AMOUNT
The maximum Annual Addition that may be contributed or allocated to a Participant's account under the plan for any limitation Year shall not exceed the lesser of:

         (A) the Defined Contribution Dollar Limitation, or

         (B) 25% of the Participant's Compensation for the Limitation Year.

The compensation limitation referred to in (b) shall not apply to any contribution for medical benefits [within the meaning of Code Section 401(h) or Code Section 419A(f)(2)] which is otherwise treated as an annual Addition under Code Section 415(l)(1) or 419(d)(2). If a short Limitation Year is created because of an amendment changing the Limitation Year to a different 12-consecutive-month period, the Maximum Permissible Amount will not exceed the Defined Contribution Dollar Limitation multiplied by the following fraction: number of months in the short Limitation Year divided by 12.


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1.48 NET PROFIT
The current and accumulated operating earnings of the Employer before Federal and State income taxes, excluding nonrecurring or unusual items of income, and before contributions to this and any other qualified plan of the Employer. Unless otherwise specified in the Adoption Agreement, profits will not be required for Profit-Sharing contributions to the Plan.

1.49 NORMAL RETIREMENT AGE
The age, set by the Employer in the Adoption Agreement, at which a Participant may retire and receive his or her benefits under the Plan. Unless otherwise specified in the Adoption Agreement, the Normal Retirement Age shall be 65.

1.50 OWNER-EMPLOYEE
A sole proprietor, or a partner owning more than 10% of either the capital or profits interest of the partnership.

1.51 PAIRED PLANS
Two or more Plans maintained by the Sponsor designed so that a single or any combination of Plans adopted by an Employer will meet the antidiscrimination rules, the contribution and benefit limitations, and the Top-Heavy provisions of the Code.

1.52 PARTICIPANT
Any Employee who has met the eligibility requirements and is participating in the Plan.

1.53 PARTICIPANT'S BENEFIT
The account balance as of the last valuation Date in the calendar year immediately preceding the Distribution Calendar Year (valuation calendar year) increased by the amount of any contributions or forfeitures allocated to the account balance as of the dates in the valuation calendar year after the Valuation Date and decreased by distributions made in the valuation calendar year after the Valuation Date. A special exception exists for the second distribution Calendar Year. For purposes of this paragraph, if any portion of the minimum distribution for the First Distribution Calendar Year is made in the second Distribution Calendar Year on or before the Required Beginning Date, the amount of the minimum distribution made in the second distribution calendar year shall be treated as if it had been made in the immediately preceding Distribution Calendar Year.

1.54 PERMISSIVE AGGREGATION GROUP
Used for Top-Heavy testing purposes, it is the Required Aggregation Group of plans plus any other plan or plans of the Employer which, when considered as a group with the Required Aggregation Group, would continue to satisfy the requirements of Code Sections 401(a)(4) and 410.

1.55 PLAN
The Employer's retirement plan as embodied herein and in the Adoption Agreement.


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1.56 PLAN ADMINISTRATOR
The Employer.

1.57 PLAN YEAR
The 12-consecutive-month period designated by the Employer in the Adoption Agreement. If no such period is designated, the Plan Year shall be the Employer's taxable year.

1.58 PRESENT VALUE
Used for Top-Heavy test and determination purposes, when determining the Present Value of accrued benefits, with respect to any Defined Benefit Plan maintained by the Employer, interest and mortality rates shall be determined in accordance with the provisions of the respective plan. If applicable, interest and mortality assumptions will be specified in Section 11 of the Adoption Agreement.

1.59 PROJECTED ANNUAL BENEFIT
Used to test the maximum benefit which may be obtained from a combination of retirement plans, it is the annual retirement benefit (adjusted to an actuarial equivalent straight life annuity if such benefit is expressed in a form other than a straight life annuity or Qualified Joint and Survivor Annuity) to which the Participant would be entitled under the terms of a Defined Benefit Plan or plans, assuming:

         (A) the Participant will continue employment until Normal Retirement Age under the plan (or current age, if later), and

         (B) the Participant's Compensation for the current Limitation Year and all other relevant factors used to determine benefits under the plan will remain constant for all future Limitation Years.

1.60  QUALIFIED DEFERRED COMPENSATION PLAN
Any pension, profit-sharing, stock bonus, or other plan which meets the requirements of Code Section 401 and includes a trust exempt from tax under Code
Section 501(a) or any annuity plan described in (Code Section 403(a).

An Eligible Retirement Plan is an individual retirement account (IRA) as described in Section 408(a) of the Code, an individual retirement annuity (IRA) as described in Section 408(b) of the Code, an annuity plan as described in
Section 403(a) of the Code, or a qualified trust as described in section 401(a) of the Code, which accepts Eligible Rollover Distributions. However, in the case of an Eligible Rollover Distribution to a surviving Spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

1.61 QUALIFIED DOMESTIC RELATIONS ORDER
A QDRO is a signed Domestic Relations Order issued by a State Court, which creates, recognizes or assigns to an alternate payee(s) the right to receive all or part of a Participant's Plan benefit and which meets the requirements of Code
Section 414(p). An alternate payee is a Spouse, former Spouse, child, or other dependent who is treated as a beneficiary under the Plan as a result of the QDRO.

1.62 QUALIFIED EARLY RETIREMENT AGE
For purposes of paragraph 8.9, Qualified Early Retirement Age is the latest of:

         (A) the earliest date, under the Plan, on which the Participant may elect to receive retirement benefits, or

         (B) the first day of the 120th month beginning before the Participant reaches Normal Retirement Age, or

         (C) the date the Participant begins participation.

1.63  QUALIFIED JOINT AND SURVIVOR ANNUITY
An immediate annuity for the life of the Participant with a survivor annuity for the life of the Participant's Spouse which is at least one-half of but not more than the amount of the annuity payable during the joint lives of the Participant and the Participant's Spouse. The exact amount of the Survivor Annuity is to be specified by the Employer in the Adoption Agreement. If not designated by the Employer, the Survivor Annuity will be 1/2 of the amount paid to the Participant during his or her lifetime. The Qualified Joint and Survivor Annuity will be the amount of benefit which can be provided by the Participant's Vested Account Balance.

1.64 QUALIFIED MATCHING CONTRIBUTION
Matching Contributions which when made are subject to the distribution and nonforfeitability requirements under Code Section 401(k).

1.65 QUALIFIED NON-ELECTIVE CONTRIBUTIONS
Contributions (other than Matching Contributions or Qualified Matching Contributions) made by the Employer and allocated to Participants' accounts that the Participants may not elect to receive in cash until distributed from the Plan; that are nonforfeitable when made; and that are distributable only in accordance with the distribution provisions that are applicable to Elective Deferrals and Qualified Matching Contributions.

1.66 QUALIFIED VOLUNTARY CONTRIBUTION
A tax-deductible Voluntary Employee Contribution. These contributions may no longer be made to the Plan.

1.67 REQUIRED AGGREGATION GROUP
Used for Top-Heavy testing purposes, it consists of:

         (A) each qualified plan of the Employer in which at least one Key Employee participates or participated at any time during the determination period (regardless of whether the plan has terminated), and

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




         (B) any other qualified plan of the Employer which enables a plan described in (a) to meet the requirements of Code Sections 401(a)(4) or 410.

1.68 REQUIRED BEGINNING DATE
The date on which a Participant is required to take his or her first minimum distribution under the Plan. The rules are set forth at paragraph 7.5

1.69 ROLLOVER CONTRIBUTION
A contribution made by a Participant of an amount distributed to such Participant from another Qualified Deferred Compensation Plan in accordance with Code Sections 402(a)(5), (6), and (7). An Eligible Rollover Distribution is any distribution of all or any portion of the balance to the credit of the Participant except that an Eligible Rollover Distribution does not include:

         (A) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Participant or the joint lives (or joint life expectancies) of the Participant and the Participant's Designated Beneficiary, or for a specified period of ten years or more;

         (B) any distribution to the extent such distribution is required under
         Section 401(a)(9) of the Code; and

         (C) the portion of any distribution which is nor includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

A Direct Rollover is a payment by the plan to the Eligible Retirement Plan specified by the Participant.

1.70 SALARY SAVINGS AGREEMENT
An agreement between the Employer and a participating Employee where the Employee authorizes the Employer to withhold a specified percentage of his or her Compensation for deposit to the Plan on behalf of such Employee.

1.71 SELF-EMPLOYED INDIVIDUAL
An individual who has Earned Income for the taxable year from the trade or business for which the Plan is established including an individual who would have had Earned Income but for the fact that the trade or business had no Net Profit for the taxable year.

1.72 SERVICE
The period of current or prior employment with the Employer. If the Employer maintains a plan of a predecessor employer, Service for such predecessor shall be treated as Service for the Employer.


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1.73 SERVICE COMPANY
Prudential Mutual Fund Services, Inc., or its successor serving from time to time.

1.74 SHAREHOLDER EMPLOYEE
An Employee or Officer who owns [or is considered is owning within the meaning of Code Section 318(a)(1)], on any day during the taxable year of an electing small business corporation (S Corporation), more than 5% of such corporation's outstanding stock.

1.75 SIMPLIFIED EMPLOYEE PENSION PLAN
An individual retirement account which meets the requirements of Code Section 408(k) and to which the Employer makes contributions pursuant to a written formula. These plans are considered for contribution imitation and Top-Heavy testing purposes.

1.76 SPONSOR
Shall be Prudential Mutual Fund Management, Inc.

1.77 SPOUSE (SURVIVING SPOUSE)
The Spouse or Surviving Spouse of the Participant, provided that a former Spouse will be treated as the Spouse or Surviving Spouse and a current Spouse will not be treated as the Spouse or Surviving Spouse to the extent provided under a Qualified Domestic Relations Order as described in Code Section 414(p).

1.78 SUPER TOP-HEAVY PLAN
A Plan described at paragraph 1.81 under which the Top-Heavy Ratio [as defined at paragraph 1.82] exceeds 90%.

1.79 TAXABLE WAGE BASE
For plans with an allocation formula which takes into account the Employer's contribution under the Federal Insurance Contributions Act (FICA); the contribution and benefit base in effect under Section 230 of the Social Security Act at the beginning of the Plan Year; or the amount elected by the Employer in the Adoption Agreement.

1.80 TOP-HEAVY DETERMINATION DATE
For any Plan Year subsequent to the first Plan Year, tile last day of the preceding Plan Year. For the first Plan Year of the Plan, the last day of that year.

1.81 TOP-HEAVY PLAN
For any Plan Year beginning after 1983, the Employer's Plan is Top-Heavy if any of the following conditions exist:

         (A) If the Top-Heavy Ratio for the Employer's Plan exceeds 60% and this Plan is not part of any required Aggregation Group or Permissive Aggregation Group of Plans.

         (B) If the Employer's plan is a part of a Required Aggregation Group of plans but not part of a Permissive Aggregation Group and the Top-Heavy Ratio for the group of plans exceeds 60%.

         (C) If the Employer's plan is a part of a Required Aggregation Group and part of a Permissive Aggregation Group of plans and the Top-Heavy Ratio for the Permissive Aggregation Group exceeds 60%.

1.82 TOP-HEAVY RATIO

         (A) If the Employer maintains one or more Defined Contribution plans (including any Simplified Employee Pension Plan) and the Employer has not maintained any Defined Benefit Plan which during the 5-year period ending on the Determination Date(s) has or has had accrued benefits. the Top-Heavy Ratio for this Plan alone or for the Required or Permissive Aggregation Group as appropriate, is a fraction,

                  (1) the numerator of which is the sum of the account balances of all Key Employees as of the Determination Date(s) [including any part of any account balance distributed in the 5-year period ending on the Determination Date(s)], and

                  (2) the denominator of which is the sum of all account balances [including any part of any account balance distributed in the 5-year period ending on the Determination Date(s)], both computed in accordance with Code Section 416 and the regulations thereunder.

Both the numerator and denominator of the Top-Heavy Ratio are increased to reflect any contribution not actually made as of the Determination Date, but which is required to be taken into account on that date under Code Section 416 and the regulations thereunder.

         (B) If the Employer maintains one or more Defined Contribution Plans (including any Simplified Employee Pension Plan) and the Employer maintains or has maintained one or more Defined Benefit Plans which during the 5-year period ending on the Determination Date(s) has or has had any accrued benefits, the Top-Heavy Ratio for any Required or Permissive Aggregation Group as appropriate is a fraction, the numerator of which is the sum of account balances under the aggregated Defined Contribution Plan or Plans for all Key Employees, determined in accordance with (a) above, and the Present Value of accrued benefits under the aggregated Defined Benefit Plan or Plans for all Key Employees as of the Determination Date(s), and the denominator of which is the sum of the account balances under the aggregated Defined Contribution Plan or Plans for all Participants, determined in accordance with (a) above, and the Present Value of accrued benefits under the Defined Benefit Plan or Plans for all Participants as of the Determination Date(s), all determined in accordance with Code Section 416 and the regulations thereunder. The accrued benefits under a Defined Benefit Plan in both the

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



         numerator and denominator of the Top-Heavy Ratio are increased for any distribution of an accrued benefit made in the 5-year period ending on the Determination Date.

         (C) For purposes of (a) and (b) above, the value of account balances and the Present Value of accrued benefits will be determined as of the most recent Valuation Date that falls within or ends with the 12-month period ending on the Determination Date, except as provided in Code
         Section 416 and the regulations thereunder for the first and second plan years of a Defined Benefit Plan. The account balances and accrued benefits of a participant (1) who is not a Key Employee but who was a Key Employee in a prior year, or (2) who has not been credited with at least one Hour of Service with any Employer maintaining the Plan at any time during the 5-year period ending on the Determination Date will be disregarded. The calculation of the Top-Heavy Ratio and the extent to which distributions, rollovers, and transfers are taken into account will be made in accordance with Code Section 416 and the regulations thereunder. Qualified Voluntary Employee Contributions will not be taken into account for purposes of computing the Top-Heavy Ratio. When aggregating plans, the value of account balances and accrued benefits will be calculated with reference to the Determination Dates that fall within the same calendar year. The accrued benefit of a Participant other than a Key Employee shall be determined under (1) the method, if any, that uniformly applies for accrual purposes under all Defined Benefit Plans maintained by the Employer, or (2) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule of Code Section 411(b)(1)(C).

1.83 TOP-PAID GROUP
The group consisting of the top 20% of Employees when ranked on the basis of Compensation paid during such year. For purposes of determining the number of Employees in the group (but not who is in it), the following Employees shall be excluded:

         (A) Employees who have not completed 6 months of Service.

         (B) Employees who normally work less than 17 1/2 hours per week.

         (C) Employees who normally do not work more than 6 months during any year.

         (D) Employees who have not attained age 21.

         (E) Employees included in a collective bargaining unit, covered by an agreement between employee representatives and the Employer, where retirement benefits were the subject of good faith bargaining and provided that 90% or more of the Employer's Employees are covered by the agreement.

         (F) Employees who are nonresident aliens and who receive no earned income which constitutes income from sources within the United States.


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1.84 TRANSFER CONTRIBUTION
A nontaxable transfer of a Participant's benefit directly from a Qualified Deferred Compensation Plan to this Plan.

1.85 TRUSTEE
The individual(s) or institution appointed by the Employer in the Adoption Agreement.

1.86 VALUATION DATE
The last business day of each Plan Year or such other date consistent with the operational cycle of the Service Company, as agreed to by the Employer and the Service Company on which Participant accounts are revalued in accordance with
Article V hereof. For Top-Heavy purposes, the date selected by the Employer as of which the Top-Heavy Ratio is calculated.

The value of mutual funds and other marketable investments shall be determined using the most recent price quoted on a national securities exchange or over the counter market. The value of investments for which there is no market shall be determined in the sole judgement of the Employer or issuer, and neither the Trustee nor Service Company shall have responsibility with respect to the valuation of such assets.

1.87 VESTED ACCOUNT BALANCE
The aggregate value of the Participant's Vested Account Balances derived from Employer and Employee contributions (including Rollovers), whether vested before or upon death, including the proceeds of insurance contracts, if any, on the Participant's life. The provisions of Article VIII shall apply to a Participant who is vested in amounts attributable to Employer contributions, Employee contributions, or both, at the time of death or distribution.

1.88 VOLUNTARY CONTRIBUTION
An Employee contribution made to the Plan by or on behalf of a Participant that is included in the Participant's gross income in the year in which made and that is maintained under a separate account to which earnings and losses are allocated.

1.89 WELFARE BENEFIT FUND
Any fund that is part of a plan of the Employer, or has the effect of a plan, through which the Employer provides welfare benefits to Employees or their beneficiaries. For these purposes, Welfare Benefits means any benefit other than those with respect to which Code Section 83(h) (relating to transfers of property in connection with the performance of services), Code Section 404 (relating to deductions for contributions to an Employee's trust or annuity and Compensation under a deferred payment plan), and Code Section 404A (relating to certain foreign deferred compensation plans) apply. A "Fund" is any social club, voluntary employee benefit association, supplemental unemployment benefit trust or qualified group legal service organization described in Code Section 501(c)(7), (9), (17) or (20); any trust, corporation, or other organization not exempt from income tax; or to the extent provided in regulations, any account held for an Employer by any person.


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1.90 YEAR OF SERVICE
If the Hour Counting Method has been chosen by the Employer in the Adoption Agreement, a Year of Service is a 12-consecutive-month period during which an Employee is credited with not less than 1,000 (or such lesser number as specified by the Employer in the Adoption Agreement) Hours of Service. If the Elapsed Time Method has been chosen by the Employer in the Adoption Agreement, an Employee will receive credit for the aggregate of all time period(s), commencing with the Employee's first day of employment or reemployment and ending on the date a Break In Service begins. The first day of employment or reemployment is the first day the Employee performs an Hour of Service. An Employee will also receive credit for any period of severance of less than 12 consecutive months. Fractional periods of a year will be expressed in terms of days.

ARTICLE II - ELIGIBILITY REQUIREMENTS

2.1 PARTICIPATION
Unless otherwise specified in the Adoption Agreement, the Plan shall cover all Employees having completed at least one Year of Service and who have attained age 21. Employees who meet the eligibility requirements in the Adoption Agreement on the Effective Date of the Plan shall become Participants as oft he Effective Date of the Plan. Unless stated to the contrary in the Adoption Agreement, all Employees employed on the Effective Date of the Plan may participate, even if they have not satisfied the Plan's specified eligibility requirements. Other Employees shall become Participants on the Entry Date coinciding with or immediately following the date on which they meet the eligibility requirements. The Employee must satisfy the eligibility requirements specified in the Adoption Agreement and be employed on the Entry Date to become a Participant in the Plan. In the event an Employee who is not a member of the eligible class of Employees becomes a member of the eligible class, such Employee shall participate immediately if such Employee has satisfied the minimum age and service requirements and would have previously become a Participant had he or she been in the eligible class. A former Participant shall again become a Participant upon returning to the employ of the Employer. For this purpose, Participant's Compensation and Service shall be considered from date of rehire.

2.2 CHANGE IN CLASSIFICATION OF EMPLOYMENT
If a Participant is transferred to an ineligible class of Employees, or is otherwise reclassified as an ineligible Employee, any contribution or allocation of forfeitures which would otherwise be made for him hereunder for the Plan Year of such transfer or reclassification shall be made. No contribution or allocation of forfeitures for or by him shall be made, however, for any subsequent Plan Year prior to the Plan Year in which he again becomes a Participant.

2.3 COMPUTATION PERIOD
To determine Years of Service and Breaks in Service for purposes of eligibility, the 12-consecutive-month period shall commence on the date on which an Employee first performs an Hour of Service for the Employer and each anniversary thereof, such that the succeeding 12-consecutive-month period commences with the Employee's first anniversary of employment and so on. If, however, the period so specified is one year or less, the succeeding

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12-consecutive-month period shall commence on the first day of the Plan Year prior to the anniversary of the date they first performed an Hour of Service, regard less of whether the Employee is entitled to be credited with 1,000 (or such lesser number as specified by the Employer in the Adoption Agreement) Hours of Service during their first employment year.

2.4 EMPLOYMENT RIGHTS
Participation in the Plan shall not confer upon a Participant any employment rights, nor shall it interfere with the Employer's right to terminate the employment of any Employee at any time.

2.5 SERVICE WITH CONTROLLED GROUPS
All Years of Service with other members of a controlled group of corporations [as defined in Code Section 414(b)], trades or businesses under common control [as defined in Code Section 414(c)], or members of an affiliated service group [as defined in Code Section 414(m)] shall be credited for purposes of determining an Employee's eligibility to participate.

2.6 OWNER-EMPLOYEES
If this Plan provides contributions or benefits for one or more Owner-Employees who control both the business for which this Plan is established and one or more other trades or businesses, this Plan and the Plan established for other trades or businesses must, when looked at as a single Plan, satisfy Code Sections 401(a) and (d) for the Employees of this and all other trades or businesses.

If the Plan provides contributions or benefits for one or more Owner-Employees who control one or more other trades or businesses, the Employees of the other trades or businesses must be included in a Plan which satisfies Code Sections 401(a) and (d) and which provides contributions and benefits not less favorable than provided for Owner-Employees under this Plan.

If an individual is covered as an Owner-Employee under the plans of two or more trades or businesses which are not controlled, and the individual controls a trade or business, then the contributions or benefits of the Employees under the plan of the trades or businesses which are controlled must be as favorable as those provided for him or her under the most favorable plan of the trade or business which is not controlled.

For purposes of the preceding sentences, an Owner-Employee, or two or more Owner-Employees, will be considered to control a trade or business if the Owner-Employee, or two or more Owner-Employees together:

         (A) own the entire interest in an unincorporated trade or business, or

         (B) in the case of a partnership own more than 50% of either the capital interest or the profits interest in the partnership.

         For purposes of the preceding sentence, an Owner- Employee, or two or more Owner-Employees shall be treated as owning any interest in a partnership which is owned, directly or indirectly, by a partnership which such

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         Owner-Employee, or such two or more Owner-Employees, are considered to control within the meaning of the preceding sentence.

2.7 LEASED EMPLOYEES
Any leased Employee shall be treated as an Employee of the recipient Employer; however, contributions or benefits provided by the leasing organization which are attributable to services performed for the recipient Employer shall be treated as provided by the recipient Employer. A leased Employee shall not be considered an Employee of the recipient if such Employee is covered by a money purchase pension plan providing:

         (A) a nonintegrated Employer contribution rate of at least 10% of Compensation [as defined in Code Section 415(c)(3) but including amounts contributed by the Employer pursuant to a Salary Reduction Agreement, which are excludible from the Employee's gross income under a cafeteria plan covered by Code Section 125, a cash or deferred profit-sharing plan under Section 401(k) of the Code, a Simplified Employee Pension Plan under Code Section 402(h)(1)(B) and a tax-sheltered annuity under Code Section 403(b)];

         (B) immediate participation; and

         (C) full and immediate vesting.

This exclusion is only available if Leased Employees do not constitute more than twenty percent (20%) of the recipients Non-Highly Compensated Work Force.

2.8 OMISSION OF ELIGIBLE EMPLOYEE
If, in any Plan Year, any Employee who should be included as a Participant in the Plan is erroneously omitted and discovery of such omission is not made until after a contribution for the year has been made, the omitted Employee shall be included in the next valuation. The Employer shall make any additional contribution with respect to the omitted Employee which may be deemed necessary.

Such contribution shall be made regardless of whether it is deductible in whole or in part in any taxable year under applicable provisions of the Code. The Employee shall receive credit under the terms of the Plan for any period during which he or she should have been included as a Participant.

2.9 INCLUSION OF INELIGIBLE EMPLOYEE
If, in any Plan Year, any person who should not have been included as a Participant in the Plan is erroneously included and discovery of such incorrect inclusion is not made until after a contribution for the year has been made, the Employer shall not be entitled to recover the contribution made with respect to the ineligible person regardless of whether or not a deduction is allowable with respect to such contribution. In such event, the amount contributed with respect to the ineligible person shall be removed from the ineligible Employee's Account and treated as a forfeiture.

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ARTICLE III - EMPLOYER CONTRIBUTIONS

3.1 AMOUNT
The Employer intends to make periodic contributions to the Plan in accordance with the formula or formulas selected in the Adoption Agreement. However, the Employer's contribution for any Plan Year shall be subject to the limitations on allocations contained in Article X.

3.2 EXPENSES AND FEES
The Employer shall also be authorized to reimburse the Fund for all expenses and fees incurred in the administration of the Plan or Trust and paid out of the assets of the Fund. Such expenses shall include, but shall not be limited to, fees for professional services, printing and postage. Commissions may not be reimbursed.

3.3 RESPONSIBILITY FOR CONTRIBUTIONS
The Trustee shall not be required to determine if the Employer has made a contribution or if the amount contributed is in accordance with the Adoption Agreement or the Code. The Employer shall have sole responsibility in this regard. The Trustee shall be accountable solely for contributions actually received by it, within the limits of Article XI.

3.4 RETURN OF CONTRIBUTIONS
Contributions made to the Fund by the Employer shall be irrevocable, except as provided below:

         (A) Any contribution forwarded to the Trustee because of a mistake of fact, provided that the contribution is returned to the Employer within one year of the contribution.

         (B) In the event that the Commissioner of Internal Revenue determines that the Plan is not initially qualified under the Internal Revenue Code, any contribution made incident to that initial qualification by the Employer must be returned to the Employer within one year after the date the initial qualification is denied, but only if the application for the qualification is made by the time prescribed by law for filing the Employer's return for the taxable year in which the Plan is adopted, or such later date as the Secretary of the Treasury may prescribe.

         (c) Contributions forwarded to the Trustee are presumed to be deductible and are conditioned on their deductibility. Contributions which are determined to not be deductible will be returned to the Employer.

3.5 FORM OF CONTRIBUTION
Except as contemplated in paragraphs 4.3 and 4.4, no contribution shall be made in property other than United States currency or such other property as is acceptable to the Service Company.


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ARTICLE IV - EMPLOYEE CONTRIBUTIONS

4.1 VOLUNTARY CONTRIBUTIONS
Unless otherwise specified in the Adoption Agreement, an Employee may not make Voluntary Contributions to the Plan established hereunder. If permitted, they will be made in a uniform and nondiscriminatory manner. Such contributions are subject to the limitations on Annual Additions and are subject to antidiscrimination testing.

4.2 QUALIFIED VOLUNTARY CONTRIBUTIONS
A Participant may no longer make Qualified Voluntary Contributions to the Plan. Amounts already contributed may not remain in the Trust Fund. The Participant must withdraw the Qualified Voluntary Contribution amounts already contributed by making a written application to the Plan Administrator.

4.3 ROLLOVER CONTRIBUTION
Unless provided otherwise in the Adoption Agreement, a Participant and an Employee in an eligible class of Employees who have both not met the eligibility requirements for participation in the Plan may make a Rollover Contribution to any Defined Contribution Plan established hereunder of all or any part of an amount distributed or distributable to him or her from a Qualified Deferred Compensation Plan, provided:

         (A) the amount distributed to the Participant is deposited in the Plan no later than the sixtieth day after such distribution was received by the Participant,

         (B) the amount distributed is not one of a series of substantially equal periodic payments made for the life (or life expectancy of the Participant or the joint lives (or joint life expectancies) of the Participant and the Participant's Designated Beneficiary, or for a specified period of ten years or more;

         (C) the amount distributed is not required under Section 401(a)(9) of the Code;

         (D) if the amount distributed included property, such property is rolled over, or if sold, the proceeds of such property may be rolled over;

         (E) the amount distributed is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

In addition if the Adoption Agreement allows Rollover Contributions, the Plan will also accept any Eligible Rollover Distribution (as defined at paragraph 1.69) directly to the Plan.

Rollover Contributions, which relate to distributions prior to January 1, 1993, must be made in accordance with paragraphs (a) through (e) and additionally meet the requirements of paragraph (f):


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         (F) the distribution from the Qualified Deferred Compensation Plan constituted the Participant's entire interest in such Plan and was distributed within one taxable year to the Participant:

                  (1) on account of separation from Service, a Plan termination, or in the case of a profit-sharing or stock bonus plan, a complete discontinuance of contributions under such plan within the meaning of Code Section 402(a)(6)(A), or

                  (2) in one or more distributions which constitute a qualified lump sum distribution within the meaning of Code Section 402(e)(4)(A), determined without reference to subparagraphs
                  (B) and (H),

Such Rollover Contribution may also be made through an Individual Retirement Account qualified under Code Section 408 where the IRA was used as a conduit from the Qualified Deferred Compensation Plan, the Rollover Contribution is made in accordance with the rules provided under paragraphs (a) through (e), and the Rollover Contribution does not include any regular IRA contributions, or earnings thereon, which the Participant may have made to the IRA. Rollover Contributions which relate to distributions prior to January 1, 1993, may be made through an IRA in accordance with paragraphs (a) through (f) and additional requirements as provided in the previous sentence. The Trustee shall not be held responsible for determining the tax-free status of any Rollover Contribution made under this Plan.

4.4 TRANSFER CONTRIBUTION
Unless provided otherwise in the Adoption Agreement, a Participant and an Employee in an eligible class of Employees who has not met the eligibility requirements for participation in the Plan, may, subject to the provisions of paragraph 4.5, also arrange for the direct transfer of his or her benefit from a Qualified Deferred Compensation Plan to this Plan. For accounting and recordkeeping purposes, Transfer Contributions shall be identical to Rollover Contributions.

In the event the Employer accepts a Transfer Contribution from a Plan in which the Employee was directing the investments of his or her account, the Employer may continue to permit the Employee to direct his or her investments in accordance with paragraph 13.7 with respect only to such Transfer Contribution. Notwithstanding the above, the Employer may refuse to accept such Transfer Contributions.

Notwithstanding anything to the contrary, if a Participant changes classification of employment between eligible and ineligible classes, then the Employer may transfer said Participant's account balance between the appropriate plans maintained by the Employer, so long as such transfer will not result in an illegal cutback in benefits in violation of Code Section 411(d)(6).


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4.5 EMPLOYER APPROVAL OF TRANSFER CONTRIBUTIONS
The Employer maintaining a Safe-Harbor Profit Sharing Plan in accordance with the provisions of paragraph 8.7, acting in a nondiscriminatory manner, may in its sole discretion refuse to allow Transfer Contributions to its profit-sharing plan, if such contributions are directly or indirectly being transferred from a Defined Benefit Plan, a money purchase pension plan (including a target benefit plan), a stock bonus plan, or another profit-sharing plan which would otherwise provide for a life annuity form of payment to the Participant.

4.6 ELECTIVE DEFERRALS
A Participant may enter into a Salary Savings Agreement with the Employer, authorizing the Employer to withhold a portion of such Participant's Compensation not to exceed $7,000 per calendar year as adjusted under Code
Section 415(d) or, if lesser, the percentage of Compensation specified in the Adoption Agreement and to deposit such amount to the Plan. No Participant shall be permitted to have Elective Deferrals made under this Plan or any other qualified plan maintained by the Employer, during any taxable year, in excess of the dollar limitation contained in Code Section 402(g) in effect at the beginning of such taxable year. Thus, the $7,000 limit may be reduced if a Participant contributes pre-tax contributions to qualified plans of this or other Employers. Any such contribution shall be credited to the Employee's Salary Savings Account. Unless otherwise specified in the adoption Agreement, a Participant may amend his or her Salary Savings Agreement to increase, decrease or terminate the percentage upon 30 days, written notice to the Employer. If a Participant terminates his or her agreement, such Participant shall not be permitted to put a new Salary Savings Agreement into effect until the first pay period in the next Plan Year, unless otherwise stated in the Adoption Agreement. The Employer may also amend or terminate said agreement on written notice to the Participant. If a Participant has not authorized the Employer to withhold at the maximum rate and desires to increase the total withheld for a Plan Year, such Participant may authorize the Employer upon 30 days, notice to withhold a supplemental amount up to 100% of his or her Compensation for one or more pay periods. In no event may the sum of the amounts withheld under the Salary Savings Agreement plus the supplemental withholding exceed 25% of a Participant's Compensation for a Plan Year. Elective Deferrals shall be deposited in the Trust no later than the date described in Section 2510.3-102 of the Department of Labor Regulations.

4.7 DIRECT ROLLOVER OF BENEFITS
Notwithstanding any provision of the plan to the contrary that would otherwise limit a Participant's election under this Paragraph, for distributions made on or after January 1, 1993, a Participant may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Participant in a Direct Rollover. Any portion of a distribution which is not paid directly to an Eligible Retirement Plan shall be distributed to the Participant. For purposes of this Paragraph, a Surviving Spouse or a spouse or former spouse who is an alternate payee under a Qualified Domestic Relations Order as defined in Section 414(p) of the Code, will be permitted to elect to have any Eligible Rollover Distribution paid directly to an individual retirement account (IRA), an individual retirement annuity (IRA) or another qualified retirement Plan.

The plan provisions otherwise applicable to distributions continue to apply to Rollover and Transfer Contributions.

ARTICLE V - PARTICIPANT ACCOUNTS

5.1 SEPARATE ACCOUNTS
The Employer shall establish a separate bookkeeping account for each Participant, showing the total value of his or her interest in the Fund. Each Participant's account shall be separated for bookkeeping purposes into the following sub-accounts:

         (A) Employer Contributions.

                  (1) Matching Contributions.

                  (2) Qualified Matching Contributions.

                  (3) Qualified Non-Elective Contributions.

                  (4) Discretionary Contributions.

                  (5) Elective Deferrals.

         (B) Voluntary Contributions (and additional amounts including required contributions and, if applicable, either repayments of loans previously defaulted on and treated as "deemed distributions" on which a tax report has been issued, and amounts paid out upon a separation from service which have been included in income and which are repaid after being rehired by the Employer).

         (C) Transfer Contributions.

         (D) Rollover Contributions.

5.2 ADJUSTMENTS TO PARTICIPANT ACCOUNTS
As of each Valuation Date of the Plan, the Employer shall add to each account:

         (A) the Participant's share of the Employer's contribution and forfeitures as determined in the Adoption Agreement,

         (B) any Elective Deferrals, Voluntary, Rollover or Transfer Contributions made by the Participant,

         (C) any repayment of amounts previously paid out to a Participant upon a separation from Service and repaid by the Participant since the last Valuation Date, and


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         (D) the Participant's proportionate share of any investment earnings and increase in the fair market value of the Fund since the last Valuation Date, as determined at paragraph 5.4.

The Employer shall deduct from each account:

         (E) any withdrawals or payments made from the Participant's account since the last Valuation Date, and

         (F) the Participant's proportionate share of any decrease in the fair market value of the Fund since the last Valuation Date, as determined at paragraph 5.4.

5.3 ALLOCATING EMPLOYER CONTRIBUTION
The Employer's contribution shall be allocated to Participants in accordance with the allocation formula selected by the Employer in the Adoption Agreement, and the minimum contribution and allocation requirements for Top-Heavy Plans. Unless otherwise specified in the Adoption Agreement, the Plan will not be integrated with Social Security. Beginning with the 1990 Plan Year and thereafter for plans on Standardized Adoption Agreement 001, Participants who are credited with more than 500 Hours of Service or are employed on the last day of the Plan Year must receive a full allocation of Employer contributions. In Nonstandardized Adoption Agreement 002, Employer contributions shall be allocated to the accounts of Participants employed by the Employer on the last day of the Plan Year, unless indicated otherwise in the Adoption Agreement. In the case of a non-Top-Heavy, Nonstandardized Plan, Participants must also have completed a Year of Service, unless otherwise specified in the Adoption Agreement. For Nonstandardized Adoption Agreement 002, the Employer may only apply the last day of the Plan Year and Year of Service requirements if the Plan satisfies the requirements of Code Sections 401(a)(26) and 410(b) and the regulations thereunder, including the exception for 401(k) plans. If, when applying the last day and Year of Service requirements, the Plan fails to satisfy the aforementioned requirements, additional Participants will be eligible to receive an allocation of Employer Contributions until the requirements are satisfied. Participants who are credited with a Year of Service, but not employed at Plan Year-End, are the first category of additional Participants eligible to receive an allocation. If the requirements are still not satisfied, Participants credited with more than 500 Hours of Service and employed at Plan Year-End are the next category of Participants eligible to receive an allocation. Finally, if necessary to satisfy the said requirements, any Participant credited with more than 500 Hours of Service will be eligible for an allocation of Employer Contributions. The Service requirement is not applicable with respect to any Plan Year during which the Employer's Plan is Top-Heavy.

In the event the Employer selects an integrated allocation formula, the Employer's contribution will be allocated in accordance with the following method, unless otherwise specified in the Adoption Agreement:

         (A) First, to the extent contributions and forfeitures are sufficient, all Participants will receive an allocation equal to 3% of their Compensation.

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




         (B) Next, any remaining Employer Contributions and forfeitures will be allocated to Participants who have Compensation in excess of the Taxable Wage Base (excess Compensation). Each such Participant will receive an allocation in the ratio that his or her excess compensation bears to the excess Compensation of all Participants. Participants may only receive an allocation of 3% of excess Compensation.

         (C) Next, any remaining Employer contributions and forfeitures will be allocated to all Participants in the ratio that their Compensation plus excess Compensation bears to the total Compensation plus excess Compensation of all Participants. Participants may only receive an allocation of up to 2.7% of their Compensation plus excess Compensation, under this allocation method. If the Taxable Wage Base as defined in Section 3 of the Adoption Agreement is less than the maximum, but more than the greater of $10,000 or 20% of the maximum, then the 2.7% must be reduced. If the amount specified is greater than 80% but less than 100% of the maximum Taxable Wage Base, the 2.7% must be reduced to 2.4%. If the amount specified is greater than the greater of $10,000 or 20% of the maximum Taxable Wage Base, but not more than 80%, 2.7% must be reduced to 1.3%.

         (D) Next, any remaining Employer contributions and forfeitures will be allocated to all Participants (whether or not they received an allocation under the preceding paragraphs) in the ratio that each Participant's Compensation bears to all Participants' Compensation.

If the Plan is not Top-Heavy, subparagraphs (a) and (b) above may be disregarded and 5.7%, 5.4% or 4.3% may be substituted for 2.7%, 2.4% or 1.3% where it appears in (c) above.

5.4 ALLOCATING INVESTMENT EARNINGS AND LOSSES
A Participant's share of investment earnings and any increase or decrease in the fair market value of the Fund shall be based on the proportionate value of all active accounts (other than accounts with segregated investments) as of the last Valuation Date less withdrawals since the last Valuation Date. If applicable, segregated accounts may be allocated earnings, up through the date of segregation, under the above method, at the Plan Administrator's discretion. If Employer and/or Employee contributions are made monthly, quarterly, or on some other systematic basis, the adjusted value of such accounts for allocation of investment income and gains or losses shall include one-half the contributions for such period. If Employer and/or Employee contributions are not made on a systematic basis, it is assumed that they are made at the end of the valuation period and therefore will not receive an allocation of investment earnings and gains or losses for such period. Notwithstanding the above, if contributions are made on a nonsystematic basis, at the Plan Administrator's discretion, such contributions will be credited with an allocation of the actual investment earnings and gains and losses from the actual date of deposit of each such contribution until the end of the period. In no event shall this election of allocating gains and losses be used to discriminate. Finally, the Plan Administrator may elect to disregard nonsystematic contributions made during the year, altogether, and allocate earnings exclusively on the basis of all active accounts (other than accounts with segregated investments) as of the last Valuation Date less withdrawals since the last valuation Date, or, if applicable, take into consideration any systematic contributions, as provided above. Accounts with segregated investments shall receive only the income or loss on such segregated investments.

5.5 PARTICIPANT STATEMENTS
The Employer shall periodically (not less often than annually), prepare a statement for each Participant showing the additions to and subtractions from his or her account since the last such statement and the fair market value of his or her account as of the date for which the statement is prepared.

ARTICLE VI - RETIREMENT BENEFITS AND DISTRIBUTIONS

6.1 NORMAL RETIREMENT BENEFITS
A Participant shall be entitled to receive the balance held in his or her account from Employer contributions upon attaining Normal Retirement Age or at such earlier dates as the provisions of this Article VI may allow. If the Participant elects to continue working past his or her Normal Retirement Age, he or she will continue as an active Plan Participant and no distribution shall be made to such Participant until his or her actual retirement date, unless the Employer elects otherwise in the Adoption Agreement, or a minimum distribution is required by law. Settlement shall be made in the normal form, or if elected, in one of the optional forms of payment provided below.

6.2 EARLY RETIREMENT BENEFITS
If the Employer so provides in the Adoption Agreement, an Early Retirement Benefit will be available to individuals who meet the age and Service requirements. An individual who meets the Early Retirement Age requirements and separates from Service will become fully vested, regardless of any vesting schedule which otherwise might apply. If a Participant separates from Service before satisfying the age requirements, but after having satisfied the Service requirement, the Participant will be entitled to elect an Early Retirement Benefit upon satisfaction of the age requirement.

6.3 BENEFITS ON TERMINATION OF EMPLOYMENT

         (A) If a Participant terminates employment prior to Normal Retirement Age, such Participant shall be entitled to receive the vested balance held in his or her account payable at Normal Retirement Age in the normal form, or if elected, in one of the optional forms of payment provided hereunder. If applicable, the Early Retirement Benefit provisions may be elected. Notwithstanding the preceding sentence, a former Participant may, if allowed in the Adoption Agreement, make application to the Employer requesting early payment of any deferred vested and nonforfeitable benefit due.

         (B) If a Participant terminates employment, and the value of that Participant's Vested Account Balance derived from Employer and Employee contributions is not greater than $3,500, the Participant may receive a lump sum distribution of the value of the entire vested portion of such account balance and the non-vested portion will be treated as a forfeiture. The Employer shall continue to follow their consistent policy, as may be established, regarding immediate cash-outs of Vested Account Balances of $3,500 or less. For purposes of this Article, if the value of a Participant's Vested Account Balance is zero, the Participant shall be deemed to have received a distribution of such Vested Account Balance immediately following termination. Likewise, if the Participant is reemployed prior to incurring 5 consecutive 1-year Breaks In Service, he or she will be deemed to have immediately repaid such distribution. For Plan Years beginning prior to 1989, a Participant's Vested Account Balance shall not include Qualified Voluntary Contributions. Notwithstanding the above, if the Employer maintains or has maintained a policy of not distributing any amounts until the Participant's Normal Retirement Age, the Employer can continue to uniformly apply such policy.

         (C) If a Participant terminates employment with a Vested Account Balance derived from Employer and Employee contributions in excess of $3,500, and elects (with his or her Spouse's consent, if required) to receive 100% of the value of his or her Vested Account Balance in a lump sum, the non-vested portion will be treated as a forfeiture. The Participant (and his or her Spouse, if required) must consent to any distribution, when the Vested Account Balance described above exceeds $3,500 or if at the time of any prior distribution it exceeded $3,500. For purposes of this paragraph, for Plan Years beginning prior to 1989, a Participant's Vested Account Balance shall not include Qualified Voluntary Contributions.

         (D) Distribution of less than 100% of the Participant's Vested Account Balance shall be permitted upon termination of employment.

         (E) If a Participant who is not 100% vested receives or is deemed to receive a distribution pursuant to this paragraph and resumes employment covered under this Plan, the Participant shall have the right to repay to the Plan the full amount of the distribution attributable to Employer contributions on or before the earlier of the date that the Participant incurs 5 consecutive 1-year Breaks in Service following the date of distribution or five years after the first date on which the Participant is subsequently reemployed. In such event, the Participant's account shall be restored to the value thereof at the time the distribution was made and may further be increased by the Plan's income and investment gains and/or losses on the undistributed amount from the date of distribution to the date of repayment.

         (F) A Participant shall also have the option to postpone payment of his or her Plan benefits until the first day of April following the calendar year in which he or she attains age 70 1/2. Any balance of a Participant's account resulting from his or her Employee contributions not previously withdrawn, if any, may be withdrawn by the Participant immediately following separation from Service.

         (G) If a Participant ceases to be an active Employee as a result of a Disability as defined at paragraph 1.21, such Participant shall be able to make an application for a disability retirement benefit payment. The Participant's account balance will be deemed "immediately distributable" as set forth in paragraph 6.4, and will be fully vested pursuant to paragraph 9.2.

6.4 RESTRICTIONS ON IMMEDIATE DISTRIBUTIONS

         (A) An account balance is immediately distributable if any part of the account balance could be distributed to the Participant (or Surviving Spouse) before the Participant attains (or would have attained if not deceased) the later of the Normal Retirement Age or age 62.

         (B) If the value of a Participant's vested account balance derived from Employer and Employee Contributions exceeds (or at the time of any prior distribution exceeded) $3,500, and the account balance is immediately distributable, the Participant and his or her Spouse (or where either the Participant or the Spouse has died, the survivor) must consent to any distribution of such account balance. The consent of the Participant and the Spouse shall be obtained in writing within the 90-day period ending on the annuity starting date, which is the first day of the first period for which an amount is paid as an annuity or any other form. The Plan Administrator shall notify the Participant and the Participant's Spouse of the right to defer any distribution until the Participant's account balance is no longer immediately distributable. Such notification shall include a general description of the material features, and an explanation of the relative values of, the optional forms of benefit available under the plan in a manner that would satisfy the notice requirements of Code Section 417(a)(3), and shall be provided no less than 30 days and no more than 90 days prior to the annuity starting date.

         (C) Notwithstanding the foregoing, only the Participant need consent to the commencement of a distribution in the form of a qualified Joint and Survivor Annuity, while the account balance is immediately distributable. Furthermore, if payment in the form of a Qualified Joint and Survivor Annuity is not required with respect to the Participant pursuant to paragraph 8.7 of the Plan, only the Participant need consent to the distribution of an account balance that is immediately distributable. Neither the consent of the Participant nor the Participant's Spouse shall be required to the extent that a distribution is required to satisfy Code Section 401(a)(9) or Code
         Section 415. In addition, upon termination of this Plan, if the Plan does not offer an annuity option (purchased from a commercial provider), the Participant's account balance may, without the Participant's consent, be distributed to the Participant or transferred to another Defined Contribution Plan [other than an employee stock ownership plan as defined in Code Section 4975(e)(7)] within the same controlled group.

         (D) For purposes of determining the applicability of the foregoing consent requirements to distributions made before the first day of the first Plan Year beginning after 1988, the Participant's vested account balance shall not include amounts attributable to Qualified Voluntary Contributions.

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         (E) If a distribution is one to which Code Section 401(a)(11) and 417 do not apply, such distribution may commence less than 30 days after the notice required under Section 1.411(a)-11(c) of the Income Tax Regulations is given, provided that:

                   (1) the Plan Administrator clearly informs the Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and

                   (2) the Participant, after receiving the notice, affirmatively elects a distribution.

6.5 NORMAL FORM OF PAYMENT
The normal form of payment for a profit-sharing plan satisfying the requirements of paragraph 8.7 hereof shall be a lump sum with no option for annuity payments. For all other plans, the normal form of payment hereunder shall be a Qualified Joint and Survivor Annuity as provided under article VIII. A Participant whose Vested Account Balance derived from Employer and Employee contributions exceeds $3,500, or if at the time of any prior distribution it exceeded $3,500, shall (with the consent of his or her Spouse) have the right to receive his or her benefit in a lump sum or in monthly, quarterly, semiannual or annual payments from the Fund over any period not extending beyond the life expectancy of the Participant and his or her Beneficiary. For purposes of this paragraph, for Plan Years prior to 1989, a Participant's Vested Account Balance shall not include Qualified Voluntary Contributions. The normal form of payment shall be automatic, unless the Participant files a written request with the Employer prior to the date on which the benefit is automatically payable, electing a lump sum or installment payment option. No amendment to the Plan may eliminate one of the optional distribution forms listed above.

6.6 COMMENCEMENT OF BENEFITS

         (A) Unless the Participant elects otherwise, distribution of benefits will begin no later than the 60th day after the close of the Plan Year in which the latest of the following events occurs:

                   (1) The Participant attains age 65 (or normal retirement age if earlier),

                   (2) The 10th anniversary of the year in which the Participant commenced participation in the Plan, or

                   (3) The Participant terminates Service with the Employer.

         (B) Notwithstanding the foregoing, the failure of a Participant and Spouse (if necessary) to consent to a distribution while a benefit is immediately distributable, within the meaning of paragraph 6.4 hereof, shall be deemed an election to defer commencement of payment of any benefit sufficient to satisfy this paragraph.


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6.7 CLAIMS PROCEDURES
Upon retirement, death or other severance of employment, the Participant or his or her representative may make application to the Employer, requesting payment of benefits due and the manner of payment. If no application for benefits is made, the Employer shall automatically pay any vested benefit due hereunder in the normal form at the time prescribed at paragraph 6.4. If an application for benefits is made, the Employer shall accept, reject or modify such request and shall notify the Participant in writing, setting forth the response of the Employer, and in the case of a denial or modification, the Employer shall:

         (A) state the specific reason or reasons for the denial;

         (B) provide specific reference to pertinent Plan provisions on which the denial is based;

         (C) provide a description of any additional material or information necessary for the Participant or his or her representative to perfect the claim and an explanation of why such material or information is necessary; and

         (D) explain the Plan's claim review procedure as contained in this Plan.

In the event the request is rejected or modified, the Participant or his or her representative may, within 60 days following receipt by the Participant or representative of such rejection or modification, submit a written request for review by the Employer of its initial decision. Within 60 days following such request for review, the Employer shall render its final decision in writing to the Participant or representative, stating specific reasons for such decision. If the Participant or representative is not satisfied with the Employer's final decision, the Participant or representative can institute an action in a Federal court of competent jurisdiction; for this purpose, process would be served on the Employer.

6.8 IN-SERVICE WITHDRAWALS
An Employee may withdraw all or any part of the fair market value of his or her Voluntary Contributions, Qualified Voluntary Contributions or Rollover Contributions, upon written request to the Employer. Transfer Contributions, which originate from a Plan meeting the safe-harbor provisions of paragraph 8.7, may also be withdrawn, by an Employee, upon written request to the Employer. Transfer Contributions not meeting the safe-harbor provisions may only be withdrawn upon retirement, death, disability, termination or termination of the Plan, and will be subject to Spousal consent requirements contained in Code Sections 411(a)(11) and 417. No such withdrawals are permitted from a money purchase plan until the participant reaches Normal Retirement Age. Such request shall include the Employee's address, Social Security number, birth date, and amount of the withdrawal. If at the time a distribution of Qualified Voluntary Contributions is received the Participant has not attained age 59-1/2 and is not disabled, as defined at Code Section 22(e)(3), the Participant will be subject to a Federal income tax penalty, unless the distribution is rolled over to a qualified plan or individual retirement plan within 60 days of the date of distribution. A Participant may withdraw all or any part of the fair market value of his or her pre-1987 Voluntary Contributions with or without withdrawing the earnings

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attributable thereto. Post-1986 Voluntary Contributions may only be withdrawn along with a portion of the earnings thereon. The amount of the earnings to be withdrawn is determined by using the formula: DA [1-(V divided by V + E)]], where DA is the distribution amount, V is the amount of Voluntary Contributions and V+E is the amount of Voluntary Contributions plus the earnings attributable thereto. A Participant withdrawing his or her other contributions prior to attaining age 59-1/2 will be subject to a Federal tax penalty to the extent that the withdrawn amounts are includible in income. Any Participant in a profit-sharing plan may, if permitted by the Employer in the Adoption Agreement, withdraw all or any part of the fair market value of any of such vested contributions, plus the investment earnings thereon, after attaining age 59-1/2 without separating from Service. Such Employer contributions may not have been used to satisfy the antidiscrimination test of Code Section 401(k). Such distributions shall not be eligible for redeposit to the Fund. A withdrawal under this paragraph shall not prohibit such Participant from sharing in any future Employer Contribution he or she would otherwise be eligible to share in. A request to withdraw amounts pursuant to this paragraph must, if applicable, be consented to by the Participant's Spouse. The consent shall comply with the requirements of paragraph 6.4 relating to immediate distributions.

6.9 HARDSHIP WITHDRAWAL
Unless otherwise specified by the Employer in the Adoption Agreement, a Participant may not request a hardship withdrawal prior to attaining age 59-1/2. If permitted and the Participant has not attained age 59-1/2, the Participant may be subject to a Federal income tax penalty. Such request shall be in writing to the Employer, who shall have sole authority to authorize a hardship withdrawal, pursuant to the rules below. Hardship withdrawals may include Elective Deferrals, regardless of when contributed, and any earnings accrued and credited thereon as of the last day of the Plan Year ending before July 1, 1989, and Employer-related contributions including but not limited to Employer Matching Contributions, plus the investment earnings thereon to the extent vested. Qualified Matching Contributions, Qualified Non-Elective Contributions and Elective Deferrals reclassified as Voluntary Contributions plus the investment earnings thereon are only available for hardship withdrawal prior to age 59-1/2 to the extent that they were credited to the Participant's Account as of the last day of the Plan Year ending prior to July 1, 1989. The Plan Administrator may limit withdrawals to Elective Deferrals and the earnings thereon as stipulated above. Hardship withdrawals are subject to the Spousal consent requirements contained in Code Sections 401(a)(11) and 417. Only the following reasons are valid to obtain hardship withdrawal:

         (A) Medical expenses [within the meaning of Code Section 213(d)] incurred or necessary for the medical care of the Participant, his or her Spouse, children and other dependents;

         (B) The purchase (excluding mortgage payments) of the principal residence for the Participant;

         (C) Payment of tuition and related educational expenses for the next twelve (12) months of post-secondary education for the Participant, his or her Spouse, children or other dependents; or

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         (D) The need to prevent eviction of the Employee from or a foreclosure on the mortgage of the Employee's principal residence.

Furthermore, the following conditions must be met in order for a withdrawal to be authorized:

         (E) The Participant has obtained all distributions, other than hardship distributions, and all nontaxable loans under all plans maintained by the Employer;

         (F) All plans maintained by the Employer, other than flexible benefit plans under Code Section 125 providing for current benefits, provide that the Employee's Elective Deferrals and Voluntary Contributions will be suspended for twelve months after the receipt of the hardship distribution;

         (G) The distribution is not in excess of the amount of the immediate and heavy financial need [(a) through (d) above], including amounts necessary to pay any Federal, State or local income tax or penalties reasonably anticipated to result from the distribution; and

         (H) All plans maintained by the Employer provide that an Employee may not make Elective Deferrals for the Employee's taxable year immediately following the taxable year of the hardship distribution in excess of the applicable limit under Code Section 402(g) for such taxable year, less the amount of such Employee's pre-tax contributions for the taxable year of the hardship distribution.

If a distribution is made at a time when a Participant has a nonforfeitable right to less than 100% of the account balance derived from Employer contributions and the Participant may increase the nonforfeitable percentage in the account:

         (I) A separate account will be established for the Participant's interest in the Plan as of the time of the distribution, and

         (J) At any relevant time the Participant's nonforfeitable portion of the separate account will be equal to an amount ("X") determined by the formula:

                  X = P [AB + (R X D)] - (R X D)

For purposes of applying the formula: "P" is the nonforfeitable percentage at the relevant time, "AB" the account balance at the relevant time, "D" is the amount of the distribution and "R" is the ratio of the account balance at the relevant time to the account balance after distribution.

6.10 ORDER OF WITHDRAWALS
Unless the Participant directs otherwise, withdrawals shall be made:

         (A) First, from amounts attributable to Voluntary Contributions;


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         (B) Second, from amounts attributable to Rollover Contributions;

         (C) Third, from amounts attributable to Transfer Contributions;

         (D) Fourth, from amounts attributable to Elective Deferrals;

         (E) Fifth, from amounts attributable to Qualified Non-Elective Contributions;

         (F) Sixth, from amounts attributable to Qualified Matching
         Contributions;

         (G) Seventh, from amounts attributable to Vested Matching Contributions; and

         (H) Eighth, from amounts attributable to Vested Discretionary Contributions.

ARTICLE VII - DISTRIBUTION REQUIREMENTS

7.1 JOINT AND SURVIVOR ANNUITY REQUIREMENTS
All distributions made under the terms of this Plan must comply with the provisions of Article VIII, including, if applicable, the safe harbor provisions thereunder.

7.2 MINIMUM DISTRIBUTION REQUIREMENTS
All distributions required under this Article shall be determined and made in accordance with the minimum distribution requirements of Code Section 401(a)(9) and the regulations thereunder, including the minimum distribution incidental benefit rules found at Regulations Section 1.401(a)(9)-2. The entire interest of a Participant must be distributed or begin to be distributed no later than the Participant's Required Beginning Date. Life expectancy and joint and last survivor life expectancy are computed by using the expected return multiples found in Tables V and VI of Regulations Section 1.72-9.

In determining required distributions under the Plan, Participants and/or their Spouse (Surviving Spouse) shall have the right to have their life expectancy recalculated annually. Whether the Participant only or both the Participant and Spouse's lives shall be recalculated shall be determined by the Participant.

7.3 LIMITS ON DISTRIBUTION PERIODS
As of the First Distribution Calendar Year, distributions if not made in a single-sum may only be made over one of the following periods (or a combination thereof):

         (A) The life of the Participant,

         (B) The life of the Participant and a Designated Beneficiary,

         (C) A period certain not extending beyond the life expectancy of the participant, or


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



         (D) A period certain not extending beyond the joint and last survivor expectancy of the Participant and a designated beneficiary.

7.4 REQUIRED DISTRIBUTIONS ON OR AFTER THE REQUIRED BEGINNING DATE

         (A) If a Participant's benefit is to be distributed over (1) a period not extending beyond the life expectancy of the Participant or the joint life and last survivor expectancy of the Participant and the Participant's Designated Beneficiary or (2) a period not extending beyond the life expectancy of the Designated Beneficiary, the amount required to be distributed for each calendar year, beginning with distributions for the First Distribution Calendar Year, must at least equal the quotient obtained by dividing the Participant's benefit by the Applicable Life Expectancy.

         (B) For calendar years beginning before 1989, if the Participant's Spouse is not the Designated Beneficiary, the method of distribution selected must have assured that at least 50% of the Present Value of the amount available for distribution was to be paid within the life expectancy of the Participant.

         (C) For calendar years beginning after 1988, the amount to be distributed each year, beginning with distributions for the First Distribution Calendar Year, shall not be less than the quotient obtained by dividing the Participant's benefit by the lesser of (1) the Applicable Life Expectancy or (2) if the Participant's Spouse is not the Designated Beneficiary, the applicable divisor determined from the table set forth in Q&A-4 of Regulations Section 1.401(a)(9)-2. Distributions after the death of the Participant shall be distributed using the Applicable Life Expectancy as the relevant divisor, without regard to Regulations Section 1.401(a)(9)-2.

         (D) The minimum distribution required for the Participant's First Distribution Calendar Year must he made on or before the Participant's Required Beginning Date. The minimum distribution for other calendar years, including the minimum distribution for the Distribution Calendar Year in which the Participant's Required Beginning Date occurs, must be made on or before December 31 of that Distribution Calendar Year.

         (E) If the Participant's benefit is distributed in the form of an annuity purchased from an insurance company, distributions thereunder shall be made in accordance with the requirements of Code Section 401(a)(9) and the Regulations thereunder.

         (F) For purposes of determining the amount of the required distribution for each Distribution Calendar Year, the account balance to be used is the account balance determined as of the last valuation preceding the Distribution Calendar Year. This balance will be increased by the amount of any contributions or forfeitures allocated to the account balance after the Valuation Date in such preceding calendar year. Such balance will also be decreased by distributions made after the Valuation Date in such preceding calendar year.

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




         (G) For purposes of subparagraph 7.4(f), if any portion of the minimum distribution for the First Distribution Calendar Year is made in the Second Distribution Calendar Year on or before the Required Beginning Date, the amount of the minimum distribution made in the Second Distribution Calendar Year shall be treated as if it had been made in the immediately preceding Distribution Calendar Year.

7.5 REQUIRED BEGINNING DATE

         (A) General Rule. The Required Beginning Date of a Participant is the first day of April of the calendar year following the calendar year in which the Participant attains age 70 1/2.

         (B) Transitional Rules. The Required Beginning Date of a Participant who attains age 70 1/2 before 1988 shall be determined in accordance with (1) or (2) below:

                  (1) Non-5-percent owners. The Required Beginning Date of a Participant who is not a 5-percent owner is the first day of April of the calendar year following the calendar year in which the later of retirement or attainment of age 70 1/2 occurs. In the case of a Participant who is not a 5-percent owner who attains age 70 1/2 during 1988 and who has not retired as of January 1, 1989, the Required Beginning Date is April 1, 1990.

                  (2) 5-percent owners. The Required Beginning Date of a Participant who is a 5-percent owner during any year beginning after 1979 is the first day of April following the later of:

                           (I) the calendar year in which the Participant
                            attains age 70 1/2, or

                           (II) the earlier of the calendar year with or within which ends the Plan Year in which the Participant becomes a 5-percent owner, or the calendar year in which the Participant retires.

         (C) A Participant is treated as a 5-percent owner for purposes of this paragraph if such Participant is a 5-percent owner as defined in Code
         Section 416(i) (determined in accordance with Code Section 416 but without regard to whether the Plan is Top-Heavy) at any time during the Plan Year, ending with or within the calendar year in which such owner attains age 66 1/2 or any subsequent Plan Year.

         (D) Once distributions have begun to a 5-percent owner under this paragraph, they must continue to be distributed, even if the Participant ceases to be a 5-percent owner in a subsequent year.


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7.6 TRANSITIONAL RULE

         (A) Notwithstanding the other requirements of this article and subject to the requirements of Article VIII, Joint and Survivor Annuity Requirements, distribution on behalf of any Employee, including a 5-percent owner, may be made in accordance with all of the following requirements (regardless of when such distribution commences):

                  (1) The distribution by the Trust is one which would not have disqualified such Trust under Code Section 401(a)(9) as in effect prior to amendment by the Deficit Reduction Act of 1988.

                  (2) The distribution is in accordance with a method of distribution designated by the Employee whose interest in the Trust is being distributed or, if the Employee is deceased, by a beneficiary of such Employee.

                  (3) Such designation was in writing, was signed by the Employee or the beneficiary, and was made before 1984.

                  (4) The Employee had accrued a benefit under the Plan as of December 31, 1983.

                  (5) The method of distribution designated by the Employee or the beneficiary specifies the time at which distribution will commence, the period over which distributions will be made, and in the case of any distribution upon the Employee's death, the beneficiaries of the Employee listed in order of priority.

         (B) A distribution upon death will not be covered by this transitional rule unless the information in the designation contains the required information described above with respect to the distributions to be made upon the death of the Employee.

         (C) For any distribution which commences before 1984, but continues after 1983, the Employee or the beneficiary, to whom such distribution is being made, will be presumed to have designated the method of distribution under which the distribution is being made if the method of distribution was specified in writing and the distribution satisfies the requirements in subparagraphs (a)(1) and (5) above.

         (D) If a designation is revoked, any subsequent distribution must satisfy the requirements of Code Section 401(a)(9) and the regulations thereunder. If a designation is revoked subsequent to the date distributions are required to begin, the Trust must by the end of the calendar year following the calendar year in which the revocation occurs distribute the total amount not yet distributed which would have been required to be distributed, to satisfy Code Section 401(a)(9) and the regulations thereunder, but for the Section 242(b)(2) election of the Tax Equity and Fiscal Responsibility Act of 1982. For calendar years beginning after 1988, such distributions must meet the minimum distribution incidental benefit requirements in Section 1.401(a)(9)-2 of the Income Tax Regulations.

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



         Any changes in the designation will be considered to be a revocation of the designation. However, the mere substitution or addition of another beneficiary (one not named in the designation) under the designation will not be considered to be a revocation of the designation, so long as such substitution or addition does not alter the period over which distributions are to be made under the designation, directly or indirectly (for example, by altering the relevant measuring life). In the case in which an amount is transferred or rolled over from one plan to another plan, the rules in Q&A J-2 and Q&A J-3 of the regulations shall apply.

7.7 DESIGNATION OF BENEFICIARY FOR DEATH BENEFIT
Each Participant shall file a written designation of beneficiary with the Employer upon qualifying for participation in this Plan. Such designation shall remain in force until revoked by the Participant by filing a new beneficiary form with the Employer. The Participant may elect to have a portion of his or her account balance invested in an insurance contract. If an insurance contract is purchased under the Plan, the Trustee must be named as beneficiary under the terms of the contract. However, the Participant shall designate a beneficiary to receive the proceeds of the contract after settlement is received by the Trustee. Under a profit-sharing plan satisfying the requirements of paragraph 8.7, the Designated Beneficiary shall be the Participant's Surviving Spouse, if any, unless such Spouse properly consents otherwise.

7.8 NONEXISTENCE OF BENEFICIARY
Any portion of the amount payable hereunder which is not disposed of because of the Participant's or former Participant's failure to designate a beneficiary, or because all of the Designated Beneficiaries predeceased the Participant, shall be paid to his or her Spouse. If the Participant had no Spouse at the time of death, payment shall be made to the personal representative of his or her estate in a lump sum.

7.9 DISTRIBUTION BEGINNING BEFORE DEATH
If the Participant dies after distribution of his or her interest has begun, the remaining portion of such interest will continue to be distributed at least as rapidly as under the method of distribution being used prior to the Participant's death.

7.10 DISTRIBUTION BEGINNING AFTER DEATH
If the Participant dies before distribution of his or her interest begins, distribution of the Participant's entire interest shall be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death, except to the extent that n election is made to receive distributions in accordance with (a) or (b) below:

         (A) If any portion of the Participant's interest is payable to a Designated Beneficiary, distributions may be made over the life or over a certain period not greater than the life expectancy of the Designated Beneficiary commencing on or before December 31 of the calendar year immediately following the calendar year in which the Participant died;


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         (B) If the Designated Beneficiary is the Participant's Surviving
         Spouse, the date distributions are required to begin in accordance with
         (a) above shall not be earlier than the later of (1) December 31 of the calendar year immediately following the calendar year in which the participant died or (2) December 31 of the calendar year in which the Participant would have attained age 70 1/2.

If the Participant has not made an election pursuant to this paragraph 7.10 by the time of his or her death, the Participant's Designated Beneficiary must elect the method of distribution no later than the earlier of (1) December 31 of the calendar year in which distributions would be required to begin under this section, or (2) December 31 of the calendar year which contains the fifth anniversary of the date of death of the participant. If the Participant has no Designated Beneficiary, or if the Designated Beneficiary does not elect a method of distribution, then distribution of the Participant's entire interest must be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

For purposes of this paragraph, if the Surviving Spouse dies after the Participant, but before payments to such Spouse begin, the provisions of this paragraph, with the exception of paragraph (b) therein, shall be applied as if the Surviving Spouse were the Participant. For the purposes of this paragraph and paragraph 7.9, distribution of a Participant's interest is considered to begin on the Participant's Required Beginning Date (or, if the preceding sentence is applicable, the date distribution is required to begin to the Surviving Spouse). If distribution in the form of an annuity described in paragraph 7.4(e) irrevocably commences to the Participant before the Required Beginning Date, the date distribution is considered to begin is the date distribution actually commences.

For purposes of paragraph 7.9 and this paragraph, if an amount is payable to either a minor or an individual who has been declared incompetent, the benefits shall be paid to the legally appointed guardian for the benefit of said minor or incompetent individual, unless the court which appointed the guardian has ordered otherwise.

7.11  DISTRIBUTION OF EXCESS ELECTIVE DEFERRALS

         (A) Notwithstanding any other provision of the Plan, Excess Elective Deferrals plus any income and minus any loss allocable thereto shall be distributed no later than April 15, 1988, and each April 15 thereafter, to Participants to whose accounts Excess Elective Deferrals were allocated for the preceding taxable year, and who claim Excess Elective Deferrals for such taxable year. Excess Elective Deferrals shall be treated as Annual Additions under the plan, unless such amounts are distributed no later than the first April 15 following the close of the Participant's taxable year. A Participant is deemed to notify the Plan Administrator of any Excess Elective Deferrals that arise by taking into account only those Elective Deferrals made to this Plan and any other plans of this Employer.

         (B) Furthermore, a Participant who participates in another plan allowing Elective Deferrals may assign to this Plan any Excess Elective Deferrals made during a taxable year of the

         Participant, by notifying the Plan Administrator of the amount of the Excess Elective Deferrals to be assigned. The Participant's claim shall be in writing; shall be submitted to the Plan Administrator not later than March 1 of each year; shall specify the amount of the Participant's Excess Elective Deferrals for the preceding taxable year; and shall be accompanied by the Participant's written statement that if such amounts are not distributed, such Excess Elective Deferrals, when added to amounts deferred under other plans or arrangements described in Code Sections 401(k), 408(k) [Simplified Employee Pensions] or 403(b) [annuity programs for public schools and charitable organizations] will exceed the $7,000 limit as adjusted under Code
         Section 415(d), imposed on the Participant by Code Section 402(g) for the year in which the deferral occurred.

         (C) Excess Elective Deferrals shall be adjusted for any income or loss up to the end of the taxable year during which such excess was deferred. Income or loss will be calculated under the method used to calculate investment earnings and losses elsewhere in the Plan or any other reasonable method. Whichever method is selected shall be used for all Participants and for all corrective distributions made from the Plan for the Plan Year.

         (D) If the Participant receives a return of his or her Elective Deferrals, the amount of such contributions which are returned must be brought into the Employee's taxable income.

7.12 DISTRIBUTIONS OF EXCESS CONTRIBUTIONS

         (A) Notwithstanding any other provision of this Plan, Excess Contributions, plus any income and minus any loss allocable thereto, shall be distributed no later than the last day of each Plan Year to Participants to whose accounts such Excess Contributions were allocated for the preceding Plan Year. If such excess amounts are distributed more than 2 1/2 months after the last day of the Plan Year in which such excess amounts arose, a ten (10) percent excise tax will be imposed on the Employer maintaining the Plan with respect to such amounts. Such distributions shall be made to Highly Compensated Employees on the basis of the respective portions of the Excess Contributions attributable to each of such Employees. Excess Contributions of Participants who are subject to the Family Member aggregation rules of Code Section 414(q)(6) shall be allocated among the Family Members in proportion to the Elective Deferrals (and amounts treated as Elective Deferrals) of each Family Member which is combined to determine the Average Deferral Percentage.

         (B) Excess Contributions (including the amounts recharacterized) shall be treated as Annual Additions under the Plan.

         (C) Excess Contributions shall be adjusted for any income or loss up to the end of the Plan Year. Income or loss will be calculated under the method used to calculate investment earnings and losses elsewhere in the Plan.


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         (D) Excess Contributions shall be distributed from the Participant s
         Elective Deferral account and Qualified Matching Contribution account (if applicable) in proportion to the Participant's Elective Deferrals and Qualified Matching Contributions (to the extent used in the ADP test) for the Plan Year. Excess Contributions shall be distributed from the Participant's Qualified NonElective Contribution account only to the extent that such Excess Contributions exceed the balance in the Participant's Elective Deferral account and Qualified Matching Contribution account.

7.13 DISTRIBUTION OF EXCESS AGGREGATE CONTRIBUTIONS

         (A) Notwithstanding any other provision of this Plan, Excess Aggregate Contributions, plus any income and minus any loss allocable thereto, shall be forfeited, if forfeitable, or if not forfeitable, distributed no later than the last day of each Plan Year to Participants to whose accounts such Excess Aggregate Contributions were allocated for the preceding Plan Year. Excess Aggregate Contributions shall be allocated to Participants who are subject to the Family Member aggregation rules of Code Section 414(q)(6) in the manner prescribed by the regulations.

If such Excess Aggregate Contributions are distributed more than 2 1/2 months after the last day of the Plan Year in which such excess amounts arose, a ten
(10) percent excise tax will be imposed on the Employer maintaining the Plan with respect to those amounts. Excess Aggregate Contributions shall be treated as Annual Additions under the plan.

         (B) Excess Aggregate Contributions shall be adjusted for any income or loss up to the end of the Plan Year. The income or loss allocable to Excess Aggregate Contributions is the sum of income or loss for the Plan Year allocable to the Participant's Voluntary Contribution account, Matching Contribution account (if any, and if all amounts therein are not used in the ADP test) and, if applicable, Qualified Non-Elective Contribution account and Elective Deferral account. Income or loss will be calculated under the method used to calculate investment earnings and losses elsewhere in the Plan.

         (C) Forfeitures of Excess Aggregate Contributions may either be reallocated to the accounts of non Highly Compensated Employees or applied to reduce Employer contributions, as elected by the employer in the Adoption Agreement.

         (D) Excess Aggregate Contributions shall be forfeited if such amount is not vested. If vested, such excess shall be distributed in the following order:

                   (1) First, from the Participant's Voluntary Contribution account;

                   (2) Second, from the Participant's Matching Contribution account; and

                   (3) Third, from the Participant's Qualified Matching Contribution account (if applicable).

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ARTICLE VIII - JOINT AND SURVIVOR ANNUITY REQUIREMENTS

8.1 APPLICABILITY OF PROVISIONS
The provisions of this Article shall apply to any Participant who is credited with at least one Hour of Service with the Employer on or after August 23, 1984, and such other Participants as provided in paragraph 8.8.

8.2 PAYMENT OF QUALIFIED JOINT AND SURVIVOR ANNUITY
Unless an optional form of benefit is selected pursuant to a Qualified Election within the 90-day period ending on the Annuity Starting Date, a married Participant's Vested Account Balance will be paid in the form of a Qualified Joint and Survivor Annuity and an unmarried Participant's Vested Account Balance will be paid in the form of a life annuity. The Participant may elect to have such annuity distributed upon attainment of the Early Retirement Age under the Plan.

8.3 PAYMENT OF QUALIFIED PRE-RETIREMENT SURVIVOR ANNUITY
Unless an optional form of benefit has been selected within the Election Period pursuant to a Qualified Election, if a Participant dies before benefits have commenced, then the Participant's Vested Account Balance shall be paid in the form of an annuity for the life of the Surviving Spouse. The Surviving Spouse may elect to have such annuity distributed within a reasonable period after the Participant's death.

A Participant who does not meet the age 35 requirement set forth in the Election Period as of the end of any current Plan Year may make a special Qualified Election to waive the Qualified Pre-Retirement Survivor Annuity for the period beginning on the date of such election and ending on the first day of the Plan Year in which the Participant will attain age 35. Such election shall not be valid unless the Participant receives a written explanation of the Qualified Pre-Retirement Survivor Annuity in such terms as are comparable to the explanation required under paragraph 8.5. Qualified Pre-Retirement Survivor Annuity coverage will be automatically reinstated as of the first day of the Plan Year in which the Participant attains age 35. Any new waiver on or after such date shall be subject to the full requirements of this Article.

8.4 QUALIFIED ELECTION
A Qualified Election is an election to either waive a Qualified Joint and Survivor Annuity or a Qualified Pre-Retirement Survivor Annuity. Any such election shall not be effective unless:

         (A) the Participant's Spouse consents in writing to the election;

         (B) the election designates a specific beneficiary, including any class of beneficiaries or any contingent beneficiaries, which may not be changed without spousal consent (or the Spouse expressly permits designations by the Participant without any further spousal consent);

         (C) the Spouse's consent acknowledges the effect of the election; and


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         (D) the Spouse's consent is witnessed by a Plan representative or notary public.

Additionally, a Participant's waiver of the Qualified Joint and Survivor Annuity shall not be effective unless the election designates a form of benefit payment which may not be changed without spousal consent (or the Spouse expressly permits designations by the Participant without any further spousal consent). If it is established to the satisfaction of the Plan Administrator that there is no Spouse or that the Spouse cannot be located, a waiver will be deemed a Qualified Election. Any consent by a Spouse obtained under this provision (or establishment that the consent of a Spouse may not be obtained) shall be effective only with respect to such Spouse. A consent that permits designations by the Participant without any requirement of further consent by such Spouse must acknowledge that the Spouse has the right to limit consent to a specific beneficiary, and a specific form of benefit where applicable, and that the Spouse voluntarily elects to relinquish either or both of such rights. A revocation of a prior waiver may be made by a Participant without the consent of the Spouse at any time before the commencement of benefits. The number of revocations shall not be limited. No consent obtained under this provision shall he valid unless the Participant has received notice as provided in paragraphs
8.5 and 8.6 below.

8.5 NOTICE REQUIREMENTS FOR QUALIFIED JOINT AND SURVIVOR ANNUITY
In the case of a Qualified Joint and Survivor Annuity, the Plan Administrator shall, no less than 30 days and no more than 90 days prior to the Annuity Starting date, provide each Participant a written explanation of:

         (A) the terms and conditions of a Qualified Joint and Survivor Annuity;

         (B) the Participant's right to make and the effect of an election to waive the Qualified Joint and Survivor Annuity form of benefit;

         (C) the rights of a Participant's Spouse; and

         (D) the right to make, and the effect of, a revocation of a previous election to waive the Qualified Joint and Survivor Annuity.

8.6 NOTICE REQUIREMENTS FOR QUALIFIED PRE RETIREMENT SURVIVOR ANNUITY
In the case of a Qualified Pre-Retirement Survivor Annuity as described in paragraph 8.3, the Plan Administrator shall provide each Participant within the applicable period for such Participant a written explanation of the Qualified Pre-Retirement Survivor Annuity in such terms and in such manner as would be comparable to the explanation provided for meeting the requirements of paragraph
8.5 applicable to a Qualified Joint and Survivor Annuity. The applicable period for a Participant is whichever of the following periods ends last:

         (A) the period beginning with the first day of the Plan Year in which the Participant attains age 39 and ending with the close of the Plan Year preceding the Plan Year in which the Participant attains age 35;


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         (B) a reasonable period ending after the individual becomes a
         Participant;

         (C) a reasonable period ending after this Article first applies to the Participant. Notwithstanding the foregoing, notice must be provided within a reasonable period ending after separation from Service in the case of a Participant who separates from Service before attaining age 35.

For purposes of applying the preceding paragraph, a reasonable period ending after the events described in (b) and (c) is the end of the two-year period beginning one year prior to the date the applicable event occurs, and ending one year after that date. In the case of a Participant who separates from Service before the Plan Year in which age 35 is attained, notice shall be provided within the two-year period beginning one year prior to separation and ending one year after separation. If such a Participant subsequently returns to employment with the Employer, the applicable period for such Participant shall be redetermined.

8.7 SPECIAL SAFE-HARBOR EXCEPTION FOR CERTAIN PROFIT-SHARING PLANS

         (A) This paragraph shall apply to a Participant in a profit-sharing plan, and to any distribution made on or after the first day of the first plan year beginning after 1988, from or under a separate account attributable solely to Qualified Voluntary contributions, as maintained on behalf of a Participant in a money purchase pension plan (including a target benefit plan) if the following conditions are satisfied:

                   (1) the Participant does not or cannot elect payments in the form of a life annuity; and

                   (2) on the death of a Participant, the Participant's Vested Account Balance will be paid to the Participant's Surviving Spouse, but if there is no Surviving Spouse, or if the Surviving Spouse has consented in a manner conforming to a Qualified Election, then to the Participant's Designated Beneficiary.

The Surviving Spouse may elect to have distribution of the Vested Account Balance commence within the 90 day period following the date of the Participant's death. The account balance shall be adjusted for gains or losses occurring after the Participant's death in accordance with the provisions of the Plan governing the adjustment of account balances for other types of distributions. These safe-harbor rules shall not be operative with respect to a Participant in a profit-sharing plan if that plan is a direct or indirect transferee of a Defined Benefit Plan, money purchase plan, a target benefit plan, stock bonus plan, or profit sharing plan which is subject to the survivor annuity requirements of Code Section 401(a)(11) and Code Section 417, and would therefore have a Qualified Joint and Survivor Annuity as its normal form of benefit.

         (B) The Participant may waive the spousal death benefit described in this paragraph at any time, provided that no such waiver shall be effective unless it satisfies the conditions

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         (described in paragraph 8.4) that would apply to the Participant's waiver of the Qualified Pre-Retirement Survivor Annuity.

         (C) If this paragraph 8.7 is operative, then all other provisions of this Article other than paragraph 8.8 are inoperative.

8.8 TRANSITIONAL JOINT AND SURVIVOR ANNUITY RULES
Special transition rules apply to Participants who were not receiving benefits on August 23, 1984.

         (A) Any living Participant not receiving benefits on August 23, 1984, who would otherwise not receive the benefits prescribed by the previous paragraphs of this Article, must be given the opportunity to elect to have the prior paragraphs of this Article apply if such Participant is credited with at least one Hour of Service under this Plan or a predecessor Plan in a Plan Year beginning on or after January 1, 1976, and such Participant had at least 10 Years of Service for vesting purposes when he or she separated from Service.

         (B) Any living Participant not receiving benefits on August 23, 1984, who was credited with at least one Hour of Service under this Plan or a predecessor Plan on or after September 2, 1974, and who is not otherwise credited with any Service in a Plan Year beginning on or after January 1, 1976, must be given the opportunity to have his or her benefits paid in accordance with paragraph 8.9.

         (C) The respective opportunities to elect [as described in (a) and (b) above] must be afforded to the appropriate Participants during the period commencing on August 23, 1984 and ending on the date benefits would otherwise commence to said Participants.

8.9 AUTOMATIC JOINT AND SURVIVOR ANNUITY AND EARLY SURVIVOR ANNUITY
Any Participant who has elected pursuant to paragraph 8.8(b) and any Participant who does not elect under paragraph 8.8(a) or who meets the requirements of paragraph 8.8(a), except that such Participant does not have at least 10 years of vesting Service when he or she separates from Service, shall have his or her benefits distributed in accordance with all of the following requirements if benefits would have been payable in the form of a life annuity.

         (A) Automatic Joint and Survivor Annuity. If benefits in the form of a life annuity become payable to a married Participant who:

                   (1) begins to receive payments under the Plan on or after Normal Retirement Age, or

                   (2) dies on or after Normal Retirement Age while still working for the Employer, or

                   (3) begins to receive payments on or after the Qualified Early Retirement Age, or

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                  (4) separates from Service on or after attaining Normal
                  Retirement (or the Qualified Early Retirement Age) and after satisfying the eligibility requirements for the payment of benefits under the Plan, and thereafter dies before beginning to receive such benefits, then such benefits will be received under this Plan in the form of a Qualified Joint and Survivor Annuity, unless the Participant has elected otherwise during the Election Period. The Election Period must begin at least 6 months before the Participant attains Qualified Early Retirement Age and end not more than 90 days before the commencement of benefits. Any election will be in writing and may be changed by the Participant at any time.

         (B) Election of Early Survivor Annuity. A Participant who is employed after attaining the Qualified Early Retirement Age will be given the opportunity to elect, during the Election Period, to have a survivor annuity payable on death. If the Participant elects the survivor annuity, payments under such annuity must not be less than the payments which would have been made to the Spouse under the Qualified Joint and Survivor Annuity if the Participant had retired on the day before his or her death. Any election under this provision will be in writing and may be changed by the Participant at any time. The Election Period begins on the later of:

                   (1) the 90th day before the Participant attains the Qualified Early Retirement Age, or

                  (2) the date on which participation begins, and ends on the date the Participant terminates employment.

8.10 ANNUITY CONTRACTS
Any annuity contract distributed under this Plan must be nontransferable. The terms of any annuity contract purchased and distributed by the Plan to a Participant or Spouse shall comply with the requirements of this Plan.

ARTICLE IX - VESTING

9.1 EMPLOYEE CONTRIBUTIONS
A Participant shall always have a 100% vested and nonforfeitable interest in his or her Elective Deferrals, Voluntary Contributions, Qualified Voluntary Contributions, Rollover Contributions, and Transfer Contributions plus the earnings thereon. No forfeiture of Employer-related contributions (including any minimum contributions made under paragraph 14.2) will occur solely as a result of an Employee's withdrawal of any Employee contributions.

9.2 EMPLOYER CONTRIBUTIONS
A Participant shall acquire a vested and nonforfeitable interest in his or her account attributable to Employer contributions in accordance with the table selected in the Adoption Agreement, provided that if a Participant is not already fully vested, he or she shall become so upon attaining Normal Retirement Age, Early Retirement Age, on death prior to normal retirement, on

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



retirement due to Disability, or on termination of the Plan. If no table is selected in the Adoption Agreement, an Employee shall acquire a vested and nonforfeitable interest in his or her account attributable to Employer contributions in accordance with the following percentages: 20% after 2 Years of Service; 20% additional for each of the following Years of Service; reaching 100% after 6 Years of Service with the Employer.

9.3 COMPUTATION PERIOD
The computation period for purposes of determining years of Service and Breaks in Service for purposes of computing a Participant's nonforfeitable right to his or her account balance derived from Employer contributions shall be the Plan Year. In the event a Former Participant with no vested interest in his or her Employer contribution account requalifies for participation in the Plan after incurring a Break in Service, such Participant shall be credited for vesting with all pre-break and post-break Service.

9.4 REQUALIFICATION PRIOR TO FIVE CONSECUTIVE ONE-YEAR BREAKS IN SERVICE
The account balance of such Participant shall consist of any undistributed amount in his or her account as of the date of re-employment plus any future contributions added to such account plus the investment earnings on the account. The vested account balance of such Participant shall be determined by multiplying the Participant's account balance (adjusted to include any distribution or redeposit made under paragraph 6.3) by such Participant's vested percentage. All Service of the Participant, both prior to and following the break, shall be counted when computing the Participant's vested percentage.

9.5 REQUALIFICATION AFTER FIVE CONSECUTIVE ONE-YEAR BREAKS IN SERVICE
If such Participant is not fully vested upon re-employment, a new account shall be established for such Participant to separate his or her deferred vested and nonforfeitable account, if any, from the account to which new allocations will be made. The Participant's deferred account to the extent remaining shall be fully vested and shall continue to share in earnings and losses of the Fund. When computing the Participant's vested portion of the new account, all pre-break and post-break Service shall be counted. However, notwithstanding this provision, no such former Participant who has had five consecutive one year Breaks in Service shall acquire a larger vested and nonforfeitable interest in his or her prior account balance as a result of requalification hereunder.

9.6 CALCULATING VESTED INTEREST
A Participant's vested and nonforfeitable interest shall be calculated by multiplying the fair market value of his or her account attributable to Employer contributions on the Valuation Date preceding distribution by the decimal equivalent of the vested percentage as of his or her termination date. The amount attributable to Employer contributions for purposes of the calculation includes amounts previously paid out pursuant to paragraph 6.3 and nor repaid if the non-vested portion has not been forfeited. The Participant's vested and nonforfeitable interest, once calculated above, shall be reduced to reflect those amounts previously paid out to the Participant and not repaid by the Participant. The Participant's vested and nonforfeitable interest

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



so determined shall continue to share in the investment earnings and any increase or decrease in the fair market value of the Fund up to the Valuation Date preceding or coinciding with payment.

9.7 FORFEITURES
Any balance in the account of a Participant who has separated from Service to which he or she is not entitled under the foregoing provisions shall be forfeited and applied as provided in the Adoption Agreement. A forfeiture may only occur if the Participant has received a distribution from the Plan or if the Participant has incurred five consecutive one-year Breaks in Service. Furthermore, a Highly Compensated Employee's Matching Contributions may be forfeited, even if vested, if the contributions to which they relate are Excess Deferrals, Excess Contributions or Excess Aggregate Contributions.

9.8 AMENDMENT OF VESTING SCHEDULE
No amendment to the Plan shall have the effect of decreasing a Participant's vested interest determined without regard to such amendment as of the later of the date such amendment is adopted or the date it becomes effective. Further, if the vesting schedule of the Plan is amended, or the Plan is amended in any way that directly or indirectly affects the computation of any Participant's nonforfeitable percentage, or if the Plan is deemed amended by an automatic change to or from a Top-Heavy vesting schedule, each Participant with at least three Years of Service with the Employer may elect, within a reasonable period after the adoption of the amendment, to have his or her nonforfeitable percentage computed under the Plan without regard to such amendment. For Participants who do not have at least one Hour of Service in any Plan Year beginning after 1988, the preceding sentence shall be applied by substituting "Five Years of Service" for "Three Years of Service" where such language appears. The period during which the election may be made shall commence with the date the amendment is adopted and shall end on the later of:

         (A) 60 days after the amendment is adopted;

         (B) 60 days after the amendment becomes effective; or

         (C) 60 days after the Participant is issued written notice of the amendment by the Employer or the Trustee. If the Trustee is asked to so notify, the Fund will be charged for the costs thereof.

No amendment to the Plan shall be effective to the extent that it has the effect of decreasing a Participant's accrued benefit. Notwithstanding the preceding sentence, a Participant's account balance may be reduced to the extent permitted under Section 412(c)(8) of the Code (relating to financial hardships). For purposes of this paragraph, a Plan amendment which has the effect of decreasing a Participant's account balance or eliminating an optional form of benefit, with respect to benefits attributable to service before the amendment, shall be treated as reducing an accrued benefit.


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9.9 SERVICE WITH CONTROLLED GROUPS
All Years of Service with other members of a controlled group of corporations las defined in Code Section 414(b)], trades or businesses under common control [as defined in Code Section 414(c)], or members of an affiliated service group [as defined in Code Section 414(m)] shall be considered for purposes of determining a Participant's nonforfeitable percentage.

ARTICLE X - LIMITATIONS ON ALLOCATIONS AND ANTIDISCRIMINATION
TESTING

10.1 PARTICIPATION IN THIS PLAN ONLY
If the Participant does not participate in and has never participated in another qualified plan, a Welfare Benefit Fund (as defined in paragraph 1.89) or an individual medical account, as defined in Code Section 415(1)(2), or a Simplified Employee Pension Plan, as defined in Code Section 408(k), maintained by the adopting Employer, which provides an Annual Addition as defined in paragraph 1.4, the amount of Annual Additions which may be credited to the Participant's account for any Limitation Year will not exceed the lesser of the Maximum Permissible Amount or any other limitation contained in this Plan. If the Employer contribution that would otherwise be contributed or allocated to the Participant's account would cause the Annual Additions for the Limitation Year to exceed the Maximum Permissible Amount, the amount contributed or allocated will be reduced so that the Annual Additions for the Limitation Year will equal the Maximum Permissible Amount. Prior to determining the Participant's actual Compensation for the Limitation Year, the Employer may determine the Maximum Permissible Amount for a Participant on the basis of a reasonable estimate of the Participant's Compensation for the Limitation Year, uniformly determined for all Participants similarly situated. As soon as is administratively feasible after the end of the Limitation Year, the Maximum Permissible Amount for the Limitation Year will be determined on the basis of the Participant's actual Compensation for the Limitation Year.

10.2 DISPOSITION OF EXCESS ANNUAL ADDITIONS
If, pursuant to paragraph 10.1 or as a result of the allocation of forfeitures, there is an Excess Amount, the excess will be disposed of under one of the following methods as determined in the Adoption Agreement. If no election is made in the Adoption Agreement, then method "(a)" below shall apply.

         (A) Suspense Account Method

                  (1) Any Elective Deferrals and nondeductible Employee Voluntary Contributions, to the extent they would reduce the Excess Amount, will be returned to the Participant;

                  (2) If after the application of paragraph (1) an Excess Amount still exists, and the Participant is covered by the Plan at the end of the Limitation Year, the Excess Amount in the Participant's account will be used to reduce Employer contributions

                  (including any allocation of forfeitures) for such Participant in the next Limitation Year, and each succeeding Limitation Year if necessary;

                  (3) If after the application of paragraph (1) an Excess Amount still exists, and the Participant is not covered by the Plan at the end of the Limitation Year, the Excess Amount will be held unallocated in a suspense account. The suspense account will be applied to reduce future Employer contributions (including allocation of any forfeitures) for all remaining Participants in the next Limitation Year, and each succeeding Limitation Year if necessary;

                  (4) If a suspense account is in existence at any time during the Limitation Year pursuant to this paragraph, it will not participate in the allocation of investment gains and losses. If a suspense account is in existence at any time during a particular Limitation Year, all amounts in the suspense account must be allocated and reallocated to Participants' accounts before any Employer contributions or any Employee Contributions may be made to the Plan for that Limitation Year. Excess amounts may not be distributed to Participants or former Participants.

         (B) Spillover Method

                  (1) Any Elective Deferrals and nondeductible Employee Voluntary Contributions, to the extent they would reduce the Excess Amount, will be returned to the Participant.

                  (2) Any Excess Amount which would be allocated to the account of an individual Participant under the Plan's allocation formula will be reallocated to other Participants in the same manner as other Employer contributions. No such reallocation shall be made to the extent that it will result in an Excess Amount being created in such Participant's own account.

                  (3) To the extent that amounts cannot be reallocated under (1) above, the suspense account provisions of (a) above will apply.

10.3 PARTICIPATION IN THIS PLAN AND ANOTHER QUALIFIED MASTER AND PROTOTYPE DEFINED CONTRIBUTION PLAN, WELFARE BENEFIT FUND, INDIVIDUAL MEDICAL ACCOUNT OR SIMPLIFIED EMPLOYEE PENSION PLAN MAINTAINED BY THE EMPLOYERThe Annual Additions which may be credited to a Participant's account under this Plan for any Limitation Year will not exceed the Maximum Permissible Amount reduced by the Annual Additions credited to a Participant's account under the other qualified Master or Prototype Defined Contribution Plans, Welfare Benefit Funds, and individual medical accounts as defined in Code Section 415(1)(2), or Simplified Employee Pension Plan, maintained by the Employer, which provides an Annual Addition as defined in paragraph 1.4 for the same Limitation Year. If the Annual Additions, with respect to the Participant under other Defined Contribution Plans and Welfare Benefit Funds maintained by the Employer, are less than the Maximum Permissible

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



Amount and the Employer contribution that would otherwise be contributed or allocated to the Participant's account under this Plan would cause the Annual Additions for the Limitation Year to exceed this limitation, the amount contributed or allocated will be reduced so that the Annual Additions under all such plans and funds for the Limitation Year will equal the Maximum Permissible Amount. If the Annual Additions with respect to the Participant under such other Defined Contribution Plans and Welfare Benefit Funds in the aggregate are equal to or greater than the Maximum Permissible Amount, no amount will be contributed or allocated to the Participant's account under this Plan for the Limitation Year. Prior to determining the Participant's actual Compensation for the Limitation Year, the Employer may determine the Maximum Permissible Amount for a Participant in the manner described in paragraph 10.1. As soon as administratively feasible after the end of the Limitation Year, the Maximum Permissible Amount for the Limitation Year will be determined on the basis of the Participant's actual Compensation for the Limitation Year.

10.4 DISPOSITION OF EXCESS ANNUAL ADDITIONS UNDER TWO PLANS
If, pursuant to paragraph 10.3 or as a result of forfeitures, a Participant's Annual Additions under this Plan and such other plans would result in an Excess Amount for a Limitation Year, the Excess Amount will be deemed to consist of the Annual Additions last allocated, except that Annual Additions attributable to a Simplified Employee Pension Plan will be deemed to have been allocated first, followed by Annual Additions attributable to a Welfare Benefit Fund or Individual Medical Account as defined in Code Section 415(1)(2), regardless of the actual allocation date. If an Excess Amount was allocated to a Participant on an allocation date of this Plan which coincides with an allocation date of another plan, the Excess Amount attributed to this Plan will be the product of:

         (A) the total Excess Amount allocated as of such date, times

         (B) the ratio of

                   (1) the Annual Additions allocated to the Participant for the Limitation Year as of such date under the Plan, to

                   (2) the total Annual Additions allocated to the Participant for the Limitation Year as of such date under this and all the other qualified Master or Prototype Defined Contribution Plans.

Any Excess Amount attributed to this Plan will be disposed of in the manner described in paragraph 10.2.

10.5 PARTICIPATION IN THIS PLAN AND ANOTHER DEFINED CONTRIBUTION PLAN WHICH IS NOT A QUALIFIED MASTER OR PROTOTYPE PLANIf the Participant is covered under another qualified Defined Contribution Plan maintained by the Employer which is not a qualified Master or Prototype Plan,Annual Additions which may be credited to the Participant's account under this Plan for any Limitation Year will be limited in

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accordance with paragraphs 10.3 and 10.4 as though the other plan were a Master or Prototype Plan, unless the Employer provides other limitations in the Adoption Agreement.

10.6 PARTICIPATION IN THIS PLAN AND A DEFINED BENEFIT PLAN
If the Employer maintains, or at any time maintained, a qualified Defined Benefit Plan covering any Participant in this Plan, the sum of the Participant's Defined Benefit Plan Fraction and Defined Contribution Plan Fraction will not exceed 1.0 in any Limitation Year. For any Plan Year during which the Plan is Top-Heavy, the Defined Benefit and Defined Contribution Plan Fractions shall be calculated in accordance with Code Section 416(h). The Annual Additions which may be credited to the Participant's account under this Plan for any Limitation Year will be limited in accordance with the provisions set forth in the Adoption Agreement.

10.7 AVERAGE DEFERRAL PERCENTAGE (ADP) TEST
With respect to any Plan Year, the Average Deferral Percentage for Participants who are Highly Compensated Employees and the Average Deferral Percentage for Participants who are Non-Highly Compensated Employees must satisfy one of the following tests:

         (A) Basic Test - The Average Deferral Percentage for Participants who are Highly Compensated Employees for the Plan Year is not more than
         1.25 times the Average Deferral Percentage for Participants w ho are Non-Highly Compensated Employees for the same Plan Year, or

         (B) Alternative Test - The Average Deferral Percentage for Participants who are Highly Compensated Employees for the Plan Year does not exceed the average Deferral Percentage for Participants who are non-Highly Compensated Employees for the same Plan Year by more than percentage points provided that the Average Deferral Percentage for Participants who are Highly Compensated Employees is not more than 2.0 times the Average Deferral Percentage for Participants who are non-Highly Compensated Employees.

10.8 SPECIAL RULES RELATING TO APPLICATION OF ADP TEST

         (A) The Actual Deferral Percentage for any Participant who is a Highly Compensated Employee for the Plan Year and who is eligible to have Elective Deferrals (and Qualified Non-Elective Contributions or Qualified Matching Contributions, or both, if treated as Elective Deferrals, for purposes of the ADP test) allocated to his or her accounts under two or more arrangements described in Code Section 401(k), which are maintained by the Employer, shall be determined as if such Elective Deferrals (and, if applicable, such Qualified Non-Elective Contributions or Qualified Matching Contributions, or
         both) were made under a single arrangement. If a Highly Compensated Employee participates in two or more cash or deferred arrangements which have different Plan Years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement.


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         (B) In the event that this Plan satisfies the requirements of Code
         Sections 401(k), 401(a)(4), or 410(b), only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such Code Sections only if aggregated with this Plan, then this Section shall be applied by determining the Actual Deferral Percentage of Employees as if all such plans were a single plan. For Plan Years beginning after 1989, plans may be aggregated in order to satisfy Code Section 401(k) only if they have the same Plan Year.

         (C) For purposes of determining the Actual Deferral Percentage of a Participant who is a 5-percent owner or one of the ten most highly paid Highly Compensated Employees, the Elective Deferrals (and Qualified Non-Elective Contributions or Qualified Matching Contributions, or both, if treated as Elective Deferrals for purposes of the ADP test) and Compensation of such Participant shall include the Elective Deferrals (and, if applicable, Qualified Non-Elective Contributions and Qualified Matching Contributions, or both) for the Plan Year of Family Members as defined in paragraph 1.36 of this Plan. Family Members, with respect to such Highly Compensated Employees, shall be disregarded as separate Employees in determining the ADP both for Participants who are Non-Highly Compensated Employees and for Participants who are Highly Compensated Employees. In the event of repeal of the family aggregation rules under Code Section 414(q)(6), all applications of such rules under this Plan will cease as of the effective date of such repeal.

         (D) For purposes of determining the ADP test, Elective Deferrals, Qualified Non-Elective Contributions and Qualified Matching Contributions must be made before the last day of the twelve-month period immediately following the Plan Year to which contributions relate.

         (E) The Employer shall maintain records sufficient to demonstrate satisfaction of the ADP test and the amount of Qualified Non-Elective Contributions or Qualified Matching Contributions, or both, used in such test.

         (F) The determination and treatment of the Actual Deferral Percentage amounts of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

10.9 AVERAGE CONTRIBUTION PERCENTAGE (ACP) TEST
If the Employer makes Matching Contributions or if the Plan allows Employees to make Voluntary Contributions, the Plan must meet additional nondiscrimination requirements provided under Code Section 401(m). If Employee Contributions (including any Elective Deferrals recharacterized as Voluntary Contributions) are made pursuant to this Plan, then in addition to the ADP test referenced in paragraph 10.7, the Average Contribution Percentage test is also applicable. The Average Contribution Percentage for Participants who are Highly Compensated Employees for each Plan Year and the Average Contribution Percentage for Participants who are Non-Highly Compensated Employees for the same Plan Year must satisfy one of the following tests:

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         (A) Basic Test - The Average Contribution Percentage for Participants
         who are Highly Compensated Employees for the Plan Year shall not exceed the Average Contribution Percentage for Participants who are Non-Highly Compensated Employees for the same Plan Year multiplied by 1.25; or

         (B) Alternative Test -The ACP for Participants who are Highly Compensated Employees for the Plan Year shall not exceed the Average Contribution Percentage for Participants who are Non-Highly Compensated Employees for the same Plan Year multiplied by two (2), provided that the Average Contribution Percentage for Participants who are Highly Compensated Employees does not exceed the Average Contribution Percentage for Participants who are Non-Highly Compensated Employees by more than two (2) percentage points.

10.10 SPECIAL RULES RELATING TO APPLICATION OF ACP TEST

         (A) If one or more Highly Compensated Employees participate in both a cash or deferred arrangement and a plan subject to the ACP test maintained by the Employer and the sum of the ADP and ACP of those Highly Compensated Employees subject to either or both tests exceeds the Aggregate Limit, then the ADP or ACP of those Highly Compensated Employees who also participate in a cash or deferred arrangement will be reduced (beginning with such Highly Compensated Employee whose ADP or ACP is the highest) as set forth in the Adoption Agreement, so that the limit is not exceeded. The amount by which each Highly Compensated Employee's Contribution Percentage Amounts is reduced shall be treated as an Excess Aggregate Contribution. The ADP and ACP of the Highly Compensated Employees are determined after any corrections required to meet the ADP and ACP tests. Multiple use does not occur if both the ADP and ACP of the Highly Compensated Employees does not exceed 1.25 multiplied by the ADP and ACP of the Non-Highly Compensated Employees.

         (B) For purposes of this Article, the Contribution Percentage for any Participant who is a Highly Compensated Employee and who is eligible to have Contribution Percentage Amounts allocated to his or her account under two or more plans described in Code Section 401(a), or arrangements described in Code Section 401(k) that are maintained by the Employer, shall be determined as if the total of such Contribution Percentage Amounts was made under each Plan. If a Highly Compensated Employee participates in two or more cash or deferred arrangements that have different plan years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement.

         (C) In the event that this Plan satisfies the requirements of Code Sections 401(a)(4), 401(m), or 410(b) only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such Code Sections only if aggregated with this Plan, then this Section shall be applied by determining the Contribution Percentage of Employees as if all such plans were a single plan. For plan years beginning after 1989,

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         plans may be aggregated in order to satisfy Code Section 401(m) only if the aggregated plans have the same Plan Year.

         (D) For purposes of determining the Contribution percentage of a Participant who is a five-percent owner or one of the ten most highly paid, Highly Compensated Employees, the Contribution Percentage Amounts and Compensation of such Participant shall include the Contribution Percentage Amounts and Compensation for the Plan Year of Family Members as defined in paragraph 1.36 of this Plan. Family Members, with respect to Highly Compensated Employees, shall be disregarded as separate Employees in determining the Contribution Percentage both for Participants who are Non-Highly Compensated Employees and for Participants who are Highly Compensated Employees. In the event of repeal of the family aggregation rules under Code Section 414(q)(6), all applications of such rules under this Plan will cease as of the effective date of such repeal.

         (E) For purposes of determining the Contribution Percentage test, Employee Contributions are considered to have been made in the Plan Year in which contributed to the trust. Matching Contributions and Qualified Non-Elective Contributions will be considered made for a Plan Year if made no later than the end of the twelvemonth period beginning on the day after the close of the Plan Year.

         (F) The Employer shall maintain records sufficient to demonstrate satisfaction of the ACP test and the amount of Qualified Non-Elective Contributions or Qualified Matching Contributions, or both, used in such test.

         (G) The determination and treatment of the Contribution Percentage of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

         (H) Qualified Matching Contributions and Qualified Non-Elective Contributions used to satisfy the ADP test may not be used to satisfy the ACP test.

ARTICLE XI - ADMINISTRATION

11.1 PLAN ADMINISTRATOR
The Employer shall be the named fiduciary and Plan Administrator. These duties shall include:

         (A) appointing the Plan's attorney, accountant, actuary, or any other party needed to administer the Plan;

         (B) directing the Trustee with respect to payments from the Fund;

         (C) communicating with Employees regarding their participation and benefits under the Plan, including the administration of all claims procedures;


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         (D) filing any returns and reports with the Internal Revenue Service,
         Department of Labor, or any other governmental agency;

         (E) reviewing and approving any financial reports, investment reviews, or other reports prepared by any party appointed by the Employer under paragraph (a);

         (F) establishing a funding policy and investment objectives consistent with the purposes of the Plan and the Employee Retirement Income Security Act of 1974; and

         (G) construing and resolving any question of Plan interpretation. The Plan Administrator's interpretation of Plan provisions including eligibility and benefits under the Plan is final, and, unless it can be shown to be arbitrary and capricious, will not be subject to "de novo" review.

11.2 TRUSTEE
The Trustee shall only be responsible for maintaining the trust account(s) in accordance with applicable laws on behalf of the Employer. The Trustee's duties shall include:

         (A) receiving contributions under the terms of the Plan, but not determining the amount or enforcing the payment thereof;

         (B) making distributions from the Fund in accordance with written instructions received from an authorized representative of the Employer;

         (C) keeping accurate and detailed records of all contributions, receipts, investments, distributions, disbursements and all other transactions with respect to each account (in the case of Employee Investment Direction) or the Fund (in the case of Employer Investment Direction). Periodically (not less than annually), the Trustee shall provide a transcript of all activity in the account or in the Fund (which may consist of regularly issued statements from the Service Company). In the case of Employee Investment Direction, each such transcript will be provided to the Participant. In the case of Employer Investment Direction, each such transcript will be provided to the Employer. Each such transcript shall be the sole accounting required of the Trustee. Unless the Participant or Employer files a written objection to the transcript within 60 days following the date it is furnished, he or she shall be deemed to have consented to the accounting, and the trustee and Service Company shall be forever released and discharged from all liability and accountability to anyone with respect to its acts, transactions, duties, obligations or responsibilities as shown in, or reflected by, the transcript; and

         (D) employing such agents, attorneys or other professionals as the trustee may deem necessary or advisable in the performance of its duties.

The Trustee's duties shall be limited to those described above. The Employer shall be responsible for any other administrative duties required under the Plan or by applicable law.

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11.3 ADMINISTRATION FEES AND EXPENSES
All reasonable costs, charges and expenses incurred by the Trustee and Service Company in connection with the administration of the Fund and all reasonable costs, charges and expenses incurred by the Plan Administrator in connection with the administration of the Plan (including fees for legal services rendered to the trustee and Service Company or Plan Administrator) may be paid by the Employer, but if not paid by the Employer when due, shall be paid from the Fund. Such reasonable compensation to the Trustee and Service Company as may be agreed upon from time to time between the Employer and the Trustee and Service Company, and such reasonable compensation to the Plan Administrator as may be agreed upon from time to time between the Employer and Plan Administrator and the compensation of the Service Company in accordance with its fee schedule as in effect at the applicable time, may be paid by the Employer, but if not paid by the Employer when due shall be paid by the Fund. The Trustee and Service Company shall have the right to liquidate trust assets to cover its fees. Notwithstanding the foregoing, no compensation other than reimbursement for expenses shall be paid to a Plan Administrator who is the Employer or a full-time Employee of the Employer. In the event any part of the Trust becomes subject to tax, all taxes incurred will be paid from the Fund, unless the Plan Administrator advises the Trustee not to pay such tax.

11.4 DUTIES AND INDEMNIFICATION

         (A) The Trustee shall have the authority and discretion to manage and govern the Fund to the extent provided in this instrument, but does not guarantee the Fund in any manner against investment loss or depreciation in asset value, or guarantee the adequacy of the Fund to meet and discharge all or any liabilities of the Plan.

         (B) The Trustee shall not be liable for the making, retention or sale of any investment or reinvestment made by it, as herein provided, or for any loss to, or diminution of the Fund, or for any other loss or damage which may result from the discharge of its duties hereunder, except to the extent it is judicially determined that the Trustee has failed to exercise the care, skill, prudence and diligence under the circumstances then prevailing which a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character with like aims.

         (C) The Employer warrants that all directions issued to the Trustee by it or the Plan Administrator will be in accordance with the terms of the Plan and not contrary to the provisions of the Employee Retirement Income Security Act of 1974 and regulations issued thereunder.

         (D) The Trustee shall not be answerable for any action taken pursuant to any direction, consent, certificate, or other paper or document on the belief that the same is genuine and signed by the proper person. All directions by the Employer, Participant or the Plan Administrator shall be given in a manner and form prescribed by the Trustee and approved by the Service Company. The Employer shall deliver to the trustee certificates evidencing the individual or individuals authorized to act as set forth in the Adoption

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         Agreement or as the Employer may subsequently inform the Trustee in writing and shall deliver to the Trustee specimens of their signatures.

         (E) The duties and obligations of the Trustee shall be limited to those expressly imposed upon it by this instrument or subsequently agreed upon by the parties. Responsibility for administrative duties required under the Plan or applicable law not expressly imposed upon or agreed to by the Trustee shall rest solely with the Employer.

         (F) The Trustee shall be indemnified and saved harmless by the Employer from and against any and all liability to which the Trustee may be subjected, including all expenses reasonably incurred in its defense, for any action or failure to act resulting from compliance with the instructions of the Employer, the employees or agents of the Employer, the Plan Administrator, or any other fiduciary to the Plan, and for any liability arising from the actions or non actions of any predecessor Trustee or fiduciary or other fiduciaries of the Plan.

         (G) The Trustee shall not be responsible in any way for the application of any payments it is directed to make or for the adequacy of the Fund to meet and discharge any and all liabilities under the Plan.

         (H) With respect to non-mutual fund investments, the Trustee in administering the Trust Fund is authorized and empowered to exercise generally any of the powers which a trustee might customarily exercise in connection with investments held by the Trust Fund and to do all other acts that the Trustee may deem necessary or proper to carry out any of the powers and duties set forth in this Article XI.


11.5 SPECIAL PROVISIONS CONCERNING THE SERVICE COMPANY

         (A) To the full extent permitted under ERISA, the Code, any other applicable Federal or State law, the regulations, rules and interpretations thereunder, and subject to any written instrument executed by the Trustee and the Service Company allocating responsibilities between them, all ministerial functions assigned to the Trustee under the Plan shall be delegated to the Service Company. All instructions required to be given to the Trustee under the Plan will be effective if given to the Service Company in the manner prescribed by the Service Company. To the extent the Service Company is performing a function assigned to the Trustee under the Plan, the Service Company shall have the benefit of all of the limitations of the scope of the Trustee's duties and liabilities, all rights of indemnification granted to the Trustee and all other protections of any nature afforded the Trustee under the Plan.

         (B) It is understood and agreed that while the Service Company will perform certain ministerial duties (such as custodial, reporting, recording, and bookkeeping functions) with

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         respect to Plan assets, such duties do not involve the exercise of any discretionary authority or other authority to manage or control Plan assets.

         (C) With respect to any transaction which the Service Company is directed to engage in, the Employer, the Trustee, the Named Investment Fiduciary and the person directing the transaction shall be responsible for making sure that the transaction does not violate any applicable provision of law or disqualify the Plan under the Code, and the Service Company shall have no responsibility therefor.

         (D) The Employer and, where the Service Company is following the directions or instructions of a Participant, the Trustee, Plan Administrator or the Named Investment Fiduciary, such Participant, the Trustee, Plan Administrator or the Named Investment Fiduciary (as the case may be) shall at all times fully indemnify and save harmless the Service Company from any liability which may arise in connection with this Plan, except liability arising from the gross negligence or willful misconduct of the Service Company. For purposes of this Section 11.5, "liability" shall include, without limitation, taxes, expenses, claims, damages, actions, suits, attorneys fees, expenses of litigation or preparation for threatened litigation, and any other charges. The Service Company shall be liable for its own gross negligence or willful misconduct in the performance of the duties expressly assumed by it under the Plan.

ARTICLE XII - TRUST FUND

12.1 THE FUND
The Fund shall consist of all contributions made under Article III and Article IV of the Plan and the investment thereof and earnings thereon. All contributions and the earnings thereon less payments made under the terms of the Plan shall constitute the Fund. The Fund shall be administered as provided in this document.

12.2 CONTROL OF PLAN ASSETS
The assets of the Fund or evidence of ownership shall be held by the Trustee under the terms of the Plan and Trust. If the assets represent amounts transferred from another trustee under a former plan, the Trustee named hereunder shall not be responsible for the propriety of any investment under the former plan.

12.3 EXCLUSIVE BENEFIT RULES
No part of the Fund shall be used for, or diverted to, purposes other than for the exclusive benefit of Participants, former Participants with a vested interest, and the beneficiary or beneficiaries of deceased Participants having a vested interest in the Fund at death.

12.4 ASSIGNMENT AND ALIENATION OF BENEFITS
No right or claim to, or interest in, any part of the Fund, or any payment from the Fund, shall be assignable, transferable, or subject to sale, mortgage, pledge, hypothecation, commutation, anticipation, garnishment, attachment, execution or levy of any kind. The Trustee shall not

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recognize any attempt to assign, transfer, sell, mortgage, pledge, hypothecate, commute or anticipate the same, except to the extent required by law. The preceding sentences shall also apply to the creation, assignment, or recognition of a right to any benefit payable with respect to a Participant pursuant to a domestic relations order, unless such order is determined to be a Qualified Domestic Relations Order, as defined in Code Section 414(p), or any domestic relations order entered before January 1, 1985, which the Plan attorney and Plan Administrator deem to be qualified.

12.5 DETERMINATION OF QUALIFIED DOMESTIC RELATIONS ORDER (QDRO)
A Domestic Relations Order shall specifically state all of the following in order to be deemed a Qualified Domestic Relations Order ("QDRO"):

         (A) The name and last known mailing address (if any) of the Participant and of each alternate payee covered by the QDRO. However, if the QDRO does not specify the current mailing address of the alternate payee, but the Plan Administrator has independent knowledge of that address, the QDRO will still be valid.

         (B) The dollar amount or percentage of the Participant's benefit to be paid by the Plan to each alternate payee, or the manner in which the amount or percentage will be determined.

         (C) The number of payments or period for which the order applies.

         (D) The specific plan (by name) to which the Domestic Relations Order applies.

The Domestic Relations Order shall not be deemed a QDRO if it requires the Plan to provide:

         (E) any type or form of benefit, or any option not already provided for in the Plan;

         (F) increased benefits, or benefits in excess of the Participant's vested rights;

         (G) payment of a benefit earlier than allowed by the Plan's earliest retirement provisions or in the case of a profit-sharing plan, prior to the allowability of in-service withdrawals, or

         (H) payment of benefits to an alternate payee which are required to be paid to another alternate payee under another QDRO.

Promptly, upon receipt of a Domestic Relations Order ("Order") which may or may not be "Qualified," the Plan Administrator shall notify the Participant and any alternate payee(s) named in the Order of such receipt, and include a copy of this paragraph 12.5. The Plan Administrator shall then forward the Order to the Plan's legal counsel for an opinion as to whether or not the Order is in fact "Qualified" as defined in Code Section 414(p). Within a reasonable time after receipt of the Order, not to exceed 60 days, the Plan's legal counsel shall make a determination

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as to its "Qualified" status, and the Participant and any alternate payee(s)
shall be promptly notified in writing of the determination.

If the "Qualified" status of the Order is in question, there will be a delay in any payout to any payee, including the Participant, until the status is resolved. In such event, the Plan Administrator shall segregate the amount that would have been payable to the alternate payee(s) if the Order had been deemed a QDRO. If the Order is not Qualified, or the status is not resolved (for example, it has been sent back to the Court for clarification or modification) within 18 months beginning with the date the first payment would have to be made under the Order, the Plan Administrator shall pay the segregated amounts plus interest to the person(s) who would have been entitled to the benefits had there been no Order. If a determination as to the Qualified status of the Order is made after the 18 month period described above, then the Order shall only be applied on a prospective basis. If the Order is determined to be a QDRO, the Participant and alternate payee(s) shall again be notified promptly after such determination. Once an Order is deemed a QDRO, the Plan Administrator shall pay to the alternate payee(s) all the amounts due under the QDRO, including segregated amounts plus interest which may have accrued during a dispute as to the Order's qualification.

Unless specified otherwise in the Adoption Agreement the earliest retirement age with regard to the Participant against whom the order is entered shall be the date the order is determined to be qualified. This will only allow payouts to alternate payee(s) and not the Participant.

ARTICLE XIII - INVESTMENTS

13.1 FIDUCIARY STANDARDS
The Trustee shall invest and reinvest income in the same Fund in accordance with the investment objectives established by the Employer, provided that:

         (A) such investments are prudent under the Employee Retirement Income Security Act of 1974 and the regulations promulgated thereunder,

         (B) such investments are sufficiently diversified or otherwise insured or guaranteed to minimize the risk of large losses, and

         (C) such investments are similar to those which would be purchased by another professional money manager for a like plan with similar investment objectives.

13.2 NO INVESTMENT DISCRETION
The Plan Sponsor and the trustee shall have no discretion to direct any investments of the Trust and are authorized solely to make and hold investments only as directed pursuant to Section 13.3.


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13.3 INVESTMENT DIRECTIONS

         (A) Responsibility for directing the Trustee with respect to the investment of the Trust Fund shall be allocated to the Employer, or a named fiduciary appointed by the Employer for that purpose (the "Named Investment Fiduciary"), the Participants, or any investment manager (an "Investment Manager"), who meets the requirements of Section 3(38) of the Employee Retirement Income Security Act of 1974 (ERISA) appointed by the Named Investment Fiduciary, all as provided in the Plan (including the Adoption Agreement). To the extent investment responsibility is allocated to the Participant, the Designated Beneficiary of a deceased Participant shall discharge the responsibility subsequent to the Participant's death, and any reference to the Participant in any provision of the Plan pertaining to investment directions shall in such event be construed as a reference to the Designated Beneficiary.

         (B) Investment directions shall be given in a manner and form prescribed by the Trustee and shall be subject to such limitations, including limitations as to the frequency with which any standing investment instructions may be changed and funds may be moved among investment choices, as the Employer or other Named Investment Fiduciary shall prescribe. If Investment responsibility is allocated to Participants, to the extent permitted by the Trustee, investment directions may be given directly to the Service Company in a manner and form prescribed by the Service Company.

         (C) Cash for which no investments are directed shall be automatically invested in such investment or investments as the Employer or other Named Investment Fiduciary shall select from the investments the Service Company makes available for that purpose unless and until the person responsible for giving directions directs otherwise. Such automatic investment shall be made at regular intervals and pursuant to procedures provided by the Service Company (which procedures may, without limitation, provide for more frequent intervals only if reinvested balances exceed a stated amount). Absent a contrary direction in accordance with the preceding provisions of Section 13.2, the Service Company is hereby directed to make such automatic investments.

Notwithstanding other provisions of the Plan to the contrary, if another qualified plan is amended and restated in the form of this Plan, the Employer or the named investment fiduciary shall have the power to prescribe rules regarding the investment of the assets held under the other qualified plan until such time as any resulting reconciliation of Participant Accounts is completed and the assets may be reinvested in investments permitted under Section 13.4 of the Plan.

13.4 PERMITTED INVESTMENTS
Except as Section 13.9 may apply, all amounts held in the Trust Fund under the Plan shall be invested in mutual fund shares and annuities which are offered through the Service Company, and such other investments as shall be accepted in writing by the Service Company for availability under the Plan.


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All dividends, including capital gain dividends, paid by any mutual fund shall be reinvested in full, and fractional shares of the mutual fund paying the dividend in the manner specified in the prospectus of the mutual fund, and such dividends shall he credited to the Trust Fund.

Each of the mutual funds in which the Plan may invest carries its own fees and expenses, which may include management fees, Rule 12b-1 fees and/or other fees and expenses, which are described in detail in each fund's prospectus. Participants who invest in these mutual funds will, as shareholders of those funds, bear their prorate portion of each fund's fees and expenses. Employer acknowledges that Prudential Mutual Fund Distributors (PMFD) and Prudential Securities Incorporated (PSI) may act as distributor of each fund's shares and that PSI, PMFD and Prusec Securities Corporation (Prusec) are subsidiaries of The Prudential Insurance Company of America (Prudential) (through which the Guaranteed Interest Account is offered) and are each affiliated with the Funds as described in each fund's prospectus. Employer acknowledges that Prudential, PMFD, PSI and Prusec are not fiduciaries to the Plan, have no obligation to the Plan or the Participants and are acting solely in their own interest. Employer further acknowledges that Prudential, PMFD, PSI and Prusec may be deemed to benefit from advisory and other fees paid to it or its affiliates in connection with the management and operation of the mutual funds in which the Participants may invest, from sales charges and contingent deferred sales charges imposed as described in the prospectus and from fees paid to The Prudential Insurance Company of America in connection with the Guaranteed Interest Account.

13.5 SHAREHOLDER RIGHTS
The Trustee shall exercise any rights of a shareholder (including voting rights) with respect to any securities held, but only in accordance with the instructions of the Participant or the Designated Beneficiary of a deceased Participant subject to and except as permitted by any applicable rules of the Securities and Exchange Commission and any national securities exchange.

13.6 LIQUIDATION OF ASSETS
If the Trustee must liquidate assets in order to make distributions, transfer assets, or pay fees, expenses or taxes assessed against all or a part of the Fund, and the Trustee is not instructed as to the liquidation of such assets, assets will be liquidated in accordance with the rules and procedures customarily followed by the Service Company, which rules shall be formulated in a manner to eliminate the potential for exercise of discretion by the Service Company in the liquidation of assets and shall be applied consistently with respect to all similarly situated plans in the form of the Prototype Plan; provided that if a contribution is being made to an affected subaccount as of the date the Trustee would otherwise be liquidating assets pursuant to this section, the Trustee may withdraw the necessary amount of cash and invest the remainder of the contribution in investments in the same proportion as would have resulted had the withdrawal not been made. The Trustee is expressly authorized to liquidate assets in order to satisfy the Trust Fund's obligation to pay the Trustee's compensation if such compensation is not paid on a timely basis.


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



13.7 ARBITRATION
This Plan requires that certain controversies be arbitrated as provided below. In this regard it is to be noted that:

         (A) Arbitration is final and binding on the parties.

         (B) The parties are waiving their right to seek remedies in court, including the right to jury trial.

         (C) Pre-arbitration discovery is generally more limited than and different from court proceedings.

         (D) The arbitrator's award is not required to include factual findings or legal reasoning, and any party's right to appeal or to seek modification of rulings by the arbitrators is strictly limited.

         (E) The panel of arbitrators will typically include a minority of arbitrators who were or are affiliated with the securities industry.

Unless the following procedure for the resolution of controversies is not enforceable under ERISA, any controversy arising out of or relating to the Plan, or with respect to transactions of any kind executed by, through or with the Service Company or otherwise pertaining to the Plan shall be settled by arbitration. The arbitration may be before either the National Association of Securities Dealers, Inc. (NASD), or the New York Stock Exchange, Inc., as Employer/Employee, as the case may be, may elect and shall be governed by the laws of the State of New York. If Employer/Employee does not make the above election by registered mail addressed to PSI at its main office within 5 business days after demand by PSI that Employer/Employee make such election, then PSI shall have the right to elect the arbitration tribunal of its choice. Notice preliminary to, in conjunction with or incident to arbitration may be sent to Employer/Employee by mail, and personal service is hereby waived. Judgement upon any award rendered by the arbitrators may be entered in any court having jurisdiction thereof, without notice to Employer/Employee.

No person shall bring a putative or certified class action to arbitration, nor seek to enforce any pre-dispute arbitration agreement against any person who has initiated in court a putative class action; or who is a member of a putative class who has not opted out of the class with respect to any claims encompassed by the putative class action until (i) the class certification is denied; or
(ii) the class is decertified; or (iii) the customer is excluded from the class by the court. Such forbearance to enforce an agreement to arbitrate shall not constitute a waiver of any rights under this agreement except to the extent stated herein.

13.8 PARTICIPANT LOANS
Unless otherwise specified in the Adoption Agreement, Participant Loans will not be permitted. If permitted by the Adoption Agreement, a Participant may make application to the Employer requesting a loan from the Fund. Loans shall be made available to all Participants on a reasonably equivalent basis and shall not be made available to Highly Compensated Employees who are Participants in amounts greater than made available to all other Participants. The Employer will administer all Participant Loans unless the trustee otherwise agrees in writing to accept these duties. Loan administration duties shall include, but are not limited to the following: approving or disapproving loan applications from Participants, loan origination and closing; providing proper disclosures to Participant borrowers under applicable Federal and State lending laws; notifying Participant borrowers of default; and collecting current and past due payments on such loans. The Employer will notify the Trustee of any loan to be made from the Fund. The Trustee will reflect the amount of each such loan and its repayments on records of the Fund. Any loan granted hereunder shall be made subject to the following rules:

         (A) No loan when aggregated with any outstanding Participant Loan(s), shall exceed the lesser of (i) $50,000 reduced by the excess, if any, of the highest outstanding balance of loans during the one-year period ending on the day before the loan is made, over the outstanding balance of loans from the Plan on the date the loan is made, or (ii) one-half of the fair market value of a Participant's vested account balance built up from Employer Contributions, Voluntary Contributions and Rollover Contributions. For the purpose of the above limitation, all loans from all plans of the Employer and other members of a group of Employers described in Code Sections 414(b), 414(c), and 414(m) are aggregated. An assignment or pledge of any portion of the Participant's interest in the Plan and a loan, pledge or assignment with respect to any insurance contract purchased under the Plan, will be treated as a loan under this paragraph.

         (B) All applications must be made on forms provided by the Employer and must be signed by the Participant.

         (C) Any loan granted hereunder shall bear interest at a rate reasonable at the time of application, considering the purpose of the loan and the rate being charged by representative commercial banks in the local area for a similar loan, unless the Employer sets forth a different method for determining loan interest rates in its loan procedures. The loan agreement shall also provide that the payment of principal and interest be amortized in level payments not less frequently than quarterly.

         (D) The term of such loan shall not exceed five years, except in the case of a loan for the purpose of acquiring any house, apartment, condominium or mobile home (not used on a transient basis) which is used or is to be used within a reasonable time as the principal residence of the Participant. The term of such loan shall be determined by the Employer considering the maturity dates quoted by representative commercial banks in the local area for a similar loan.

         (E) The principal and interest paid by a Participant on his or her loan shall be credited to the Fund in the same manner as for any other Plan investment. Loans will be treated as segregated investments of the individual Participants.

         (F) If a Participant's loan application is approved by the Employer, such Participant shall be required to sign a note, loan agreement and assignment of one-half of his or her interest in the Fund as collateral for the loan. The Participant, except in the case of a profit-sharing plan satisfying the requirements of paragraph 8.7, must obtain the consent of his or her Spouse, if any, within the 90 day period before the time his or her account balance is used as security for the loan. A new consent is required if the account balance is used for any renegotiation, extension, renewal or other revision of the loan, including an increase in the amount thereof. The consent must be written, must acknowledge the effect of the loan, and must be witnessed by a plan representative or notary public. Such consent shall thereafter be binding with respect to the consenting Spouse or any subsequent Spouse.

         (G) If a valid Spousal consent has been obtained, then, notwithstanding any other provision of this Plan, the portion of the Participant's vested account balance used as a security interest held by the Plan by reason of a loan outstanding to the Participant shall be taken into account for purposes of determining the amount of the account balance payable at the time of death or distribution, but only if the reduction is used as repayment of the loan. If less than 100% of the Participant's vested account balance (determined without regard to the preceding sentence) is payable to the surviving Spouse, then the account balance shall be adjusted by first reducing the Vested Account Balance by the amount of the security used as repayment of the loan, and then determining the benefit payable to the Surviving Spouse.

         (H) The Employer may also require additional collateral in order to adequately secure the loan.

         (I) A Participant's loan shall immediately become due and payable if such Participant terminates employment for any reason or fails to make a principal and/or interest payment as provided in the loan agreement. If such Participant terminates employment, the Employer shall immediately request payment of principal and interest on the loan. If the Participant refuses payment following termination, the Employer shall reduce the Participant's vested account balance by the remaining principal and interest on his or her loan. If the Participant's vested account balance is less than the amount due, the Employer shall take whatever steps are necessary to collect the balance due directly from the Participant. However, no foreclosure on the Participant's note or attachment of the Participant's account balance will occur until a distributable event occurs in the Plan.

         (J) No loans will be made to Owner-Employees (as defined in paragraph 1.50) or Shareholder Employees (as defined in paragraph 1.74), unless an exemption from the prohibited transactions rules is first obtained from the Department of Labor.

         (K) If a Participant requests a loan, the funds to be loaned will be taken from the subaccount or subaccounts specified by the Participant or, in the absence of such a specification, form the subaccounts in the order specified in Section 6.10 pertaining to withdrawals. If specific assets of the Trust Fund are allocable to individual Participants' Accounts, such assets equal in value to the amount of the loan shall be sold at the direction of the Participant to provide the funds to be loaned.

13.9 INSURANCE POLICIES
Unless otherwise specified in the Adoption Agreement, the insurance provisions of this Section 13.9 shall not be applicable. If agreed upon by the Trustee and approved by the Employer in the Adoption Agreement, Employees may elect the purchase of life insurance policies under the Plan. If elected, the maximum annual premium for a whole life policy shall not exceed 50% of the aggregate cumulative Employer contributions allocated to the account of a Participant. Whole life policies are policies with both nondecreasing death benefits and nonincreasing premiums. The maximum annual premium for term contracts or universal life policies and all other policies which are not whole life shall not exceed 25% of aggregate Employer contributions allocated to the account of a Participant. The maximum annual premiums for a Participant with both a whole life and a term contract or universal life policies shall be limited to one-half of the whole life premiums plus the term premium, but shall not exceed 25% of the aggregate Employer contributions allocated to the account of a Participant. It may also be elected to have policies purchased on behalf of a Participant's spouse, their dependents, or any individual in whom the Participant has an insurable interest. If any policy is maintained on the joint lives of a Participant and another individual, it may not be maintained under the Plan should the other individual predecease the Participant. Any policies purchased under this Plan shall be held subject to the following rules:

         (A) The Trustee shall be applicant and owner of any policies issued.

         (B) All policies or contracts purchased shall be endorsed as nontransferable, and must provide that proceeds will be payable to the
         Trustee: however, the Trustee shall be required to pay over all proceeds of the contracts to the Participant's Designated Beneficiary in accordance with the distribution provisions of this Plan. Under no circumstances shall the Trust retain any part of the proceeds.

         (C) Each Participant shall be entitled to designate a beneficiary under the terms of any contract issued; however, such designation will be given to the Trustee which must be the named beneficiary on any policy. Such designation shall remain in force, until revoked by the Participant, by filing a new beneficiary form with the Trustee. A Participant's Spouse will be the Designated Beneficiary of the proceeds in all circumstances, unless a Qualified Election has been made in accordance with paragraph 8.4. The beneficiary of a deceased Participant shall receive, in addition to the proceeds of the Participant's policy or policies, the amount credited to such Participant's investment account.

         (D) A Participant who is uninsurable or insurable at substandard rates may elect to receive a reduced amount of insurance, if available, or may waive the purchase of any insurance.

         (E) At the discretion of the Participant, any dividends or credits earned on a life insurance contract shall either be allocated to the Participant's account in the Fund, applied in reduction of any premiums thereon, or if no premiums are due, applied to increase the proceeds of the life insurance contract.

         (F) If Employer contributions are inadequate to pay all premiums on all insurance policies, the Trustee may, at the option of the Employer, utilize other amounts remaining in each Participant's account to pay the premiums on his or her respective policy or policies, allow the policies to lapse, reduce the policies to a level at which they may be maintained, or borrow against the policies on a prorated basis, provided that the borrowing does not discriminate in favor of the policies on the lives of Officers, Shareholders, and Highly Compensated Employees.

         (G) On retirement or termination of employment of a Participant, the Employer shall direct the Trustee to cash surrender the Participant's policy and credit the proceeds to his or her account for distribution under the terms of the Plan. However, before so doing, the Trustee shall first offer to distribute the policy to the Participant as a part of the benefit distribution. If a Participant on whose life an insurance policy is held under the Plan does not make a timely direction regarding the policy under this Section (g), the Participant shall be deemed to have directed that the policy be converted into cash to be distributed in the manner in which the balance of the Participant's account is to be distributed. All distributions resulting from the application of this paragraph shall be subject to the Joint and Survivor Annuity Rules of Article VIII, if applicable.

         (H) The Employer shall be solely responsible for seeing that these insurance provisions are administered properly and that if there is any conflict between the provisions of this Plan and any insurance contracts issued that the terms of this Plan will control.

ARTICLE XIV - TOP HEAVY PROVISIONS

14.1 APPLICABILITY OF RULES
If the Plan is or becomes Top-Heavy in any Plan Year beginning after 1983, the provisions of this Article will supersede any conflicting provisions in the Plan or Adoption Agreement.

14.2 MINIMUM CONTRIBUTION
Notwithstanding any other provision in the Employer's Plan, for any Plan Year in which the Plan is Top-Heavy or Super Top-Heavy, the aggregate Employer contributions and forfeitures allocated behalf of any Participant (without regard to any Social Security contribution) under this Plan and any other Defined Contribution Plan of the Employer shall be lesser of 3% of such Participant's Compensation or the largest percentage of Employer contributions and forfeitures, as a percentage of the Key Employee's annual Compensation allocated on behalf of any Key Employee for that year.

Each Participant who is employed by the Employer on the last day of the Plan Year shall be entitled to receive an allocation of the Employer's minimum contribution for such Plan Year. The minimum allocation applies, even though under other Plan provisions the Participant would not otherwise be entitled to receive an allocation, or would have received a lesser allocation for the year, because the Participant fails to make Mandatory Contributions to the Plan, the Participant's Compensation is less than a stated amount, or the Participant fails to complete 1,000 Hours of Service (or such lesser number designated by the Employer in the Adoption Agreement) during the Plan Year. A Paired profit-sharing plan designated to provide the minimum Top Heavy contribution must do so regardless of profits. An Employer may make the minimum Top-Heavy contribution available to all Participants or just non-Key Employees.

For purposes of computing the minimum allocation, Compensation shall mean Compensation as defined in the second paragraph of paragraph 1.12 of the Plan.

The Top-Heavy minimum contribution does not apply to any Participant to the extent the Participant is covered under any other plan(s) of the Employer, and the Employer has provided in Section 11 of the Adoption Agreement that the minimum allocation or benefit requirements applicable to Top-Heavy Plans will be met in the other plan(s).

If a Key Employee makes an Elective Deferral or has an allocation of Matching Contributions made to his or her account, atop-Heavy minimum will be required for Non-Key Employees who are Participants, however, neither Elective Deferrals by nor Matching Contributions to Non-Key Employees may be taken into account for purposes of satisfying the Top-Heavy minimum contribution requirement.

14.3 MINIMUM VESTING
For any Plan Year in which this Plan is Top-Heavy, the minimum vesting schedule elected by the Employer in the Adoption Agreement will automatically apply to the Plan. If the vesting schedule selected by the Employer in the Adoption Agreement is less liberal than the allowable schedule, the schedule will automatically be modified. If the vesting schedule under the Employer's Plan shifts in or out of the Top-Heavy schedule for any Plan Year, such shift is an amendment to the vesting schedule and the election in paragraph 9.8 of the Plan applies. The minimum vesting schedule applies to all accrued benefits within the meaning of Code Section 411(a)(7), except those attributable to Employee contributions, including benefits accrued before the effective date of Code
Section 416 and benefits accrued before the Plan became Top-Heavy. Further, no reduction in vested benefits may occur in the event the Plan's status as Top-Heavy changes for any Plan Year. However, this paragraph does not apply to the account balances of any Employee who does not have an Hour of Service after the Plan initially becomes Top-Heavy, and such Employees account balance attributable to Employer contributions and forfeitures will be determined without regard to this paragraph.

14.4 LIMITATIONS ON ALLOCATIONS
In any Plan Year in which the Top-Heavy Ratio exceeds 90% (i.e., the Plan becomes Super Top- Heavy), the denominators of the Defined Benefit Fraction (as defined in paragraph 1.15) and

Defined Contribution Fraction (as defined in paragraph 1.18) shall be computed by using 100% of the dollar limitation instead of 125%.

ARTICLE XV - AMENDMENT AND TERMINATION

15.1 AMENDMENT BY SPONSOR
The Sponsor may amend any or all provisions of this Plan and Trust at any time without obtaining the approval or consent of any Employer which has adopted this Plan and Trust provided that no amendment shall authorize or permit any part of the corpus or income of the Fund to be used for or diverted to purposes other than for the exclusive benefit of Participants and their beneficiaries, or eliminate an optional form of distribution. In the case of a mass- submitter plan, the mass-submitter shall amend the Plan on behalf of the Sponsor.

15.2 AMENDMENT BY EMPLOYER
The Employer may amend any option in the Adoption Agreement, and may include language as permitted in the Adoption Agreement,

         (A) to satisfy Code Section 415, or

         (B) to avoid duplication of minimums under Code Section 416, because of the required aggregation of multiple plans.

The Employer may add certain model amendments published by the Internal Revenue Service which specifically provide that their adoption will not cause the Plan to be treated as an individually designed plan for which the Employer must obtain a separate determination letter.

If the Employer amends the Plan and Trust other than as provided above, the Employer s Plan shall no longer participate in this Prototype Plan and will be considered an individually designed plan.

15.3 TERMINATION
Employers shall have the right to terminate their Plans upon 60 days, notice in writing to the Trustee. If the Plan is terminated, partially terminated, or if there is a complete discontinuance of contributions under a profit-sharing plan maintained by the Employer, all amounts credited to the accounts of Participants shall vest and become nonforfeitable. In the event of a partial termination, only those who are affected by such partial termination shall be fully vested. In the event of termination, the Employer shall direct the Trustee with respect to the distribution of accounts to or for the exclusive benefit of Participants or their beneficiaries. The Trustee shall dispose of the Fund in accordance with the written directions of the Plan Administrator, provided that no liquidation of assets and payment of benefits (or provision therefor) shall actually be made by the Trustee until after it is established by the Employer in a manner satisfactory to the Trustee; that the applicable requirements, if any, of ERISA and the Internal Revenue Code governing the termination of employee benefit plans, have been or are being, complied with; or that appropriate authorizations, waivers, exemptions, or variances have been, or are being, obtained.

15.4 QUALIFICATION OF EMPLOYER'S PLAN
If the adopting Employer fails to attain or retain Internal Revenue Service qualification, such Employer's Plan shall no longer participate in this Prototype Plan and will be considered an individually designed plan.

15.5 MERGERS AND CONSOLIDATIONS

         (A) In the case of any merger or consolidation of the Employer's Plan with, or transfer of assets or liabilities of the Employer's Plan to, any other plan, Participants in the Employer's Plan shall be entitled to receive benefits immediately after the merger, consolidation or transfer which are equal to or greater than the benefits they would have been entitled to receive immediately before the merger, consolidation or transfer if the Plan had then terminated.

         (B) Any corporation into which the Trustee or any successor trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Trustee or any successor trustee may be a party, or any Corporation to which all or substantially all the trust business of the Trustee or any successor trustee may be transferred, shall be the successor of such Trustee without the filing of any instrument or performance of any further act, before any court.

15.6 RESIGNATION AND REMOVAL
The Trustee may resign by written notice to the Employer which shall be effective 60 days after delivery. The Employer may discontinue its participation in this Prototype Plan and Trust effective upon 60 days, written notice to the Sponsor. In such event the Employer shall, prior to the effective date thereof, amend the Plan to eliminate any reference to this Prototype Plan end Trust and appoint a successor trustee or arrange for another funding agent. The Trustee shall deliver the Fund to its successor on the effective date of the resignation or removal, or as soon thereafter as practicable, provided that this shall not waive any lien the Trustee may have upon the Fund for its compensation or expenses. If the Employer fails to amend the Plan and appoint a successor trustee or other funding agent within the said 60 days, or such longer period as the Trustee may specify in writing, the Plan shall be deemed individually designed and the Employer shall be deemed the successor trustee. The Employer must then obtain its own determination letter.

15.7 QUALIFICATION OF PROTOTYPE
The Sponsor intends that this Prototype Plan will meet the requirements of the Code as a qualified Prototype Retirement Plan and Trust. Should the Commissioner of Internal Revenue or any delegate of the Commissioner at any time determine that the Plan and Trust fails to meet the requirements of the Code, the Sponsor will amend the Plan and Trust to maintain its qualified status.

ARTICLE XVI - GOVERNING LAW

Construction, validity and administration of the Prototype Plan and Trust, and any Employer Plan and Trust as embodied in the Prototype document and accompanying Adoption Agreement, shall be governed by Federal law to the extent applicable and to the extent not applicable by the laws of the State/Commonwealth in which the principal office of the Sponsor is located.

INTERNAL REVENUE SERVICE

Plan Description: Prototype Non-standardized Profit Sharing Plan with CODA
FFN: 50296321903-001       Case: 9400380    EIN: 13-3408212
BPD: 03   Plan: 001   Letter Serial No: D256803b

PRUDENTIAL MUTUAL FUND MANAGEMENT INC.

1 SEAPORT PLAZA
NEW YORK, NY 10292

DEPARTMENT OF THE TREASURY

Washington, D.C. 20224

Person to Contact:  Mr. Dua

Telephone Number: (202) 622-8380

Refer Reply to: CP:EP:Q:3

Date: 03/11/94


Dear Applicant:

In our opinion, the amendment to the form of the plan identified above does not in and of itself adversely affect the plan's acceptability under Section 401 of the Internal Revenue Code. This opinion relates only to the amendment to the form of the plan. It is not an opinion as to the acceptability of any other amendment or of the form of the plan as a whole, or as to the effect of other Federal or local statutes.

You must furnish a copy of this letter to each employer who adopts this plan. You are also required to send a copy of the approved form of the plan, any approved amendments and related documents to each Key District Director of Internal Revenue Service in whose jurisdiction there are adopting employers.

Our opinion on the acceptability of the form of the plan is not a ruling or determination as to whether an employer's plan qualifies under code section 401(a). An employer who adopts this plan will be considered to have a plan qualified under Code section 401(a) provided all the terms of the plan are followed, and the eligibility requirements and contribution or benefit provisions are not more favorable for highly compensated employees than for other employees. Except as stated below, the Key District Director will not issue a determination letter with regard to this plan.

Our opinion does not apply to the form of the plan for purposes of Code section 401(a)(16) if: (1) an employer ever maintained another qualified plan for one or more employees who are covered by this plan, other than a specified paired within the meaning of Section 7 of Rev. Proc. 89-9,1989-1 C.B. 780; or (2) after December 31, 1985, the employer maintains a welfare benefit fund defined in Code
Section 419(e), which provides post retirement medical benefits allocated to separate accounts for key employees as defined in Code section 419A(d)(3).

An employer that has adopted a standardized plan may not rely on this opinion letter with respect to: (1) whether any amendment or series of amendments to the plan satisfies the nondiscrimination requirements of section 1.401(a)(4)5(a) of the regulations, except with respect to the plan amendments granting past service that meet the safe harbor described in section 1.401(a)(4)-5(a)(5) and are not part of a pattern of amendments that significantly discriminates in favor of a highly compensated employees; or (2) whether the plan satisfies the effective availability requirement of section 1.401(a)(4)-4(c) of the regulations with respect to any benefits, right or feature.

An employer that has adopted a standardized plan as an amendment to a plan other than a standardized plan may not rely on this opinion letter with respect to whether a benefit, right or other feature that is prospectively eliminated satisfies the current availability requirements of section 1.401(a)-4 of the regulations.

The employer may request a determination (1) as to whether the plan, considered with all related qualified plans and, if appropriate, welfare benefit funds, satisfies the requirements of Code section 401(a)(16) as to limitations on benefits and contributions in Code section 415; (2) regarding the nondiscriminatory effect of grants of past service; and (3) with respect to whether a prospectively eliminated benefit, right or feature satisfies the current availability requirements.

Our opinion does not apply to the form of the plan for purposes of section 401(a) of the code unless the terms of the plan, as adopted or amended, that pertain to the requirements of sections 401(a)(4), 401(a)(5), 401(a)(17), 401(1), 401(b) and 401(s) of the Code, as amended by the Tax Reform Act of 1986 or subsequent legislation, (a) are made effective retroactively to the first day of the first

Prudential Mutual Fund Management Inc

FFN:  50296321903-001
Page 2

plan year beginning after December 31, 1988 (or such other date on which these requirements first became effective with respect to this plan); or (b) are made effective no later than the first day on which the employer is no longer entitled, under regulations, to rely on a reasonable, good faith interpretation of these requirements, and the prior provisions of the plan constitute such an interpretation.

This letter with respect to the amendment to the form of the plan does no affect the applicability to the plan of the continued, interim and extended reliance provisions of section 13 and 17.03 of Rev. Proc. 89-9, 1989-1 C.B. 780. The applicability of such provisions may be determined by reference to the initial opinion letter issued with respect to the plan.

If you, the sponsoring organization, have any questions concerning the IRS processing of this case, please call the above telephone number. This number is only for use of the sponsoring organization. Individual participants and/or adopting employers with questions concerning the plan should contact the sponsoring organization. The plan's adoption agreement must include the sponsoring organization's address and telephone number for inquiries by adopting employers.

If you write to the IRS regarding this plan, please provide your telephone number and the most convenient time for us to call in case we need more information. Whether you call or write, please refer to the Letter Serial Number and File Folder Number shown in the heading of this letter.

You should keep this letter as a permanent record. Please notify us if you modify or discontinue sponsorship of this plan.

                                Sincerely yours,
                                Job Services

                                 Chief Employee Plans Qualifications Branch

INTERNAL REVENUE SERVICE

Plan Description: Prototype Non-standardized Profit Sharing Plan with CODA
FFN: 50296321903-001       Case: 9400380    EIN: 13-3408212
BPD: 03   Plan: 001   Letter Serial No: D256803b

PRUDENTIAL MUTUAL FUND MANAGEMENT INC.

1 SEAPORT PLAZA
NEW YORK, NY 10292
DEPARTMENT OF THE TREASURY

Washington, D.C. 20224

Person to Contact:  Mr. Dua

Telephone Number: (202) 622-8380

Refer Reply to: CP:EP:Q:3

Date: 03/11/94


Dear Applicant:

In our opinion, the amendment to the form of the plan identified above does not in and of itself adversely affect the plan's acceptability under Section 401 of the Internal Revenue Code. This opinion relates only to the amendment to the form of the plan. It is not an opinion as to the acceptability of any other amendment or of the form of the plan as a whole, or as to the effect of other Federal or local statutes.

You must furnish a copy of this letter to each employer who adopts this plan. You are also required to send a copy of the approved form of the plan, any approved amendments and related documents to each Key District Director of Internal Revenue Service in whose jurisdiction there are adopting employers.

An employer who adopts the amended form of the plan after the date of the amendment should apply for a determination letter by filing an application with the Key District Director of the Internal Revenue on Form 5307, Short Form Application for Determination for Employee Benefit Plan.

This letter with respect to the amendment to the form of the plan does not affect the applicability to the plan of the continued, interim and extended reliance provisions of sections 13 and 17.03 of Rev. Proc. 89-9, 1989-1 C.B.
780. The applicability of such provisions may be determined by reference to the initial opinion letter issued with respect to the plan.

If you, the Sponsoring organization, have any questions concerning the IRS processing of this case, please call the above telephone number. This number is only for use of the sponsoring organization. Individual participants and/or adopting employers with questions concerning the plan should contact the sponsoring organization. The plans' adoption agreement must include the sponsoring organization's address and telephone number for inquiries by adopting employers.

If you write to the IRS regarding this plan, please provide your telephone number and the most convenient time for us to call in case we need more information. Whether you call or write, please refer to the Letter Serial Number and File Folder Number shown in the heading of this letter.

You should keep this letter as a permanent record. Please notify us if you modify or discontinue sponsorship of this plan.

                                Sincerely yours,
                                Job Services

                                 Chief Employees Plan Qualifications Branch



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